As filed with the Securities and Exchange Commission on April 27, 2009

Registration No. 333-58322/811-4420

     SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549

     FORM N-6
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     PRE-EFFECTIVE AMENDMEN T NO.       ( )
     POST-EFFECTIVE AMENDMENT NO. 17       (X)
     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940
     Amendment No. 87      (X)
     (Check appropriate box or boxes)

     WRL SERIES LIFE ACCOUNT
     (Exact Name of Registrant)

     WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
     (Name of Depositor)
     570 Carillon Parkway
     St. Petersburg, FL 33716
     (Address of Depositor's Principal Executive Offices) (Zip Code)
     Depositor's Telephone Number, including Area Code:
     (727) 299-1800

Arthur D. Woods, Esq.

     Vice President and Senior Counsel
     Western Reserve Life Assurance Co. of Ohio
     570 Carillon Parkway
     St. Petersburg, FL 33716
     (Name and Address of Agent for Service)

     Copy to:

     Mary Jane Wilson-Bilik, Esq.
     Sutherland Asbill & Brennan LLP
     1275 Pennsylvania Avenue, N.W.
     Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

   immediately upon filing pursuant to paragraph (b)

X on May 1, 2009 , pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

  on __(Date) , pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S

May 1, 2009

WRL FREEDOM ELITE BUILDER®
issued through
WRL Series Life Account

by
Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway
St. Petersburg, Florida 33716

Direct electronic, telephonic and facsimile transactions to the
Administrative Office:

(727) 299-1800 or 1-800-851-9777

Facsimile 1-737-299-1620/1-727-299-1648 (interfund transactions only)

www.westernreserve.com

Direct Claims Forms to the Administrative Office at:

P.O. Box 9008
Clearwater, FL 33758-9008

Direct all payments made by check, and all other correspondence and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Elite Builder,® a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”), the ProFunds, the Access One Trust (Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy. Note: If your Policy was issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy’s cash value to the fixed account.

Investing in the Policies involves risk, including possible loss of premiums.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TRANSAMERICA SERIES TRUST:

❖Transamerica Asset Allocation – Conservative VP2	❖Transamerica Federated Market Opportunity VP	❖Transamerica Index 75 VP	❖Transamerica PIMCO Total Return VP
❖Transamerica Asset Allocation – Growth VP2	❖Transamerica Foxhall Global Conservative VP2*	❖Transamerica International Moderate Growth VP2	❖Transamerica Science & Technology VP
❖Transamerica Asset Allocation – Moderate Growth VP2	❖Transamerica Foxhall Emerging Markets/Pacific Rim VP2*	❖Transamerica JP Morgan Core Bond VP	❖Transamerica Small/Mid Cap Value VP
❖Transamerica Asset Allocation – Moderate VP2	❖Transamerica Foxhall Global Growth VP2*	❖Transamerica JP Morgan Enhanced Index VP	❖Transamerica T. Rowe Price Equity Income VP
❖Transamerica Balanced VP	❖Transamerica Foxhall Global Hard Asset VP2*	❖Transamerica JP Morgan Mid Cap Value VP3	❖Transamerica T. Rowe Price Small Cap VP
❖Transamerica BlackRock Large Cap Value VP1	❖Transamerica Growth Opportunities VP	❖Transamerica Legg Mason Partners All Cap VP	❖Transamerica Templeton Global VP
❖Transamerica Capital Guardian Value VP	❖Transamerica Hanlon Balanced VP2	❖Transamerica MFS High Yield VP2	❖Transamerica Third Avenue Value VP
❖Transamerica Clarion Global Real Estate Securities VP	❖Transamerica Hanlon Growth VP2	❖Transamerica MFS International Equity VP	❖Transamerica U.S. Government Securities VP
❖Transamerica Convertible Securities VP	❖Transamerica Hanlon Growth and Income VP2	❖Transamerica Marsico Growth VP	❖Transamerica Value Balanced VP
❖Transamerica Efficient Markets VP	❖Transamerica Hanlon Managed Income VP2	❖Transamerica Money Market VP2	❖ Transamerica Van Kampen Large Cap Core VP2
❖Transamerica Equity VP	❖Transamerica Index 50 VP	❖Transamerica Munder Net50 VP	❖Transamerica Van Kampen Mid-Cap Growth VP
❖ProFund VP Asia 30	❖ProFund VP Financials	❖ProFund VP Pharmaceuticals	❖ProFund VP Small-Cap
❖ProFund VP Basic Materials	❖ProFund VP International	❖ProFund VP Precious Metals	❖ProFund VP Small-Cap Value
❖ProFund VP Bull	❖ProFund VP Japan	❖ProFund VP Short Emerging Markets	❖ProFund VP Telecommunications
❖ProFund VP Consumer Services	❖ProFund VP Mid-Cap	❖ProFund VP Short International	❖ProFund VP UltraSmall-Cap
❖ProFund VP Emerging Markets	❖ProFund VP Money Market[2]	❖ProFund VP Short NASDAQ-100	❖ProFund VP U.S. Government Plus
❖ProFund VP Europe 30	❖ProFund VP NASDAQ-100	❖ProFund VP Short Small-Cap	❖ProFund VP Utilities
❖ProFund VP Falling U.S. Dollar	❖ProFund VP Oil & Gas
❖AllianceBernstein Balanced Wealth Strategy Portfolio	❖Franklin Templeton VIP Founding Funds Allocation Fund
❖Fidelity VIP Contrafund® Portfolio[4]	❖Fidelity VIP Equity-Income Portfolio[4]	❖Fidelity VIP Growth Opportunities Portfolio[4]	❖Fidelity VIP Index 500 Portfolio
❖Access VP High Yield Fund[2]

1Subject to certain conditions, it is anticipated that this portfolio will be reorganized into Transamerica BlackRock Large Cap Value VP during the 4th quarter of 2009. Please refer to the Transamerica Series Trust prospectus for a complete description of the Transamerica BlackRock Large Cap Value VP portfolio.

2Please see the footnote for this portfolio(s) in the section entitled “Western Reserve, The Separate Account, the Fixed Account and the Portfolios – The Portfolios” in this prospectus.

3This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

4 Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
*Please note: This portfolio will be available for investment on or about July 1, 2009; please refer to the Series Trust prospectus for additional information regarding this portfolio.

Table of Contents

Policy Benefits/Risks Summary     1

Policy Benefits     1

The Policy in General     1

Flexible Premiums     1

Variable Death Benefit     2

No Lapse Period Guarantee     3

 Cash Value     3

Transfers     3

Loans     3

Cash Withdrawals and Surrenders     4

Tax Benefits     4

Policy Risks     4

Risk of an Increase in Current Fees and Expenses     4

 Investment Risks     5

     Risks of Managing General Account Assets………………………………………………………………….5

Risk of Lapse     5

Tax Risks (Income Tax and MEC)     5

Loan Risks     6

Portfolio Risks     6

Fee Tables     7

 Range of Expenses for the Portfolios     29

Portfolio Risks     29

Western Reserve, the Separate Account, the Fixed Account and the Portfolios     29

Western Reserve     29

     Financial Condition of the Company……………………………………………………………………… 28

The Separate Account     30

The Fixed Account     31

Selection of Underlying Portfolios     41

Addition, Deletion, or Substitution of Portfolios     42

Your Right to Vote Portfolio Shares     42

Charges and Deductions     43

Premium Charges     43

Monthly Deductions     44

Mortality and Expense Risk Charge     47

Surrender Charge     47

Decrease Charge     50

Loan Interest Spread     51

Change in Net Premium Allocation Charge     51

Cash Withdrawal Charge     51

Taxes     51

Rider Charges     51

Portfolio Expenses     52

Revenue We Receive     52

The Policy     53

Ownership Rights     53

 Modifying the Policy     54

Purchasing a Policy     54

Tax-Free "Section 1035" Exchanges     55

 When Insurance Coverage Takes Effect     55

Backdating a Policy     57

Policy Features     57

Premiums     57

Allocating Premiums     57

Premium Flexibility     58

 Planned Periodic Payments     58

 Minimum Monthly Guarantee Premium     59

No Lapse Period     59

Premium Limitations     59

Making Premium Payments     59

Transfers     60

General     60

Disruptive Trading and Market Timing     61

Fixed Account Transfers     64

Conversion Rights     65

Dollar Cost Averaging     65

Asset Rebalancing Program     66

Third Party Asset Allocation Services     66

Policy Values     67

Cash Value     67

Net Surrender Value     67

 Subaccount Value     68

Subaccount Unit Value     68

 Fixed Account Value     69

Death Benefit     69

Death Benefit Proceeds     69

 Death Benefit     69

Effect of Cash Withdrawals on the Death Benefit     71

Choosing Death Benefit Options     72

Changing the Death Benefit Option     72

Increasing/Decreasing the Specified Amount     72

Payment Options     73

Surrenders and Cash Withdrawals     73

Surrenders     73

Cash Withdrawals     74

Canceling a Policy     75

     Signature Guarantees………………………………………………………………………………………..74

Loans     76

General     76

 Interest Rate Charged     77

Loan Reserve Interest Rate Credited     77

Effect of Policy Loans     77

Policy Lapse and Reinstatement     77

Lapse     77

No Lapse Period Guarantee     78

Reinstatement     79

     Extension of the No Lapse Guarantee………………………………………………………….......……….77

Federal Income Tax Considerations     79

Tax Status of the Policy     79

Tax Treatment of Policy Benefits     80

Other Policy Information     82

Settlement Options     82

     Retained Assets……………………………………………………………………………………………...83

Benefits at Maturity     83

 Payments We Make     84

Split Dollar Arrangements     84

Policy Termination     85

     Assignment of the Policy……………………………………………………………………………………83

Supplemental Benefits (Riders)     85

Children's Insurance Rider     86

Accidental Death Benefit Rider     86

Other Insured Rider     86

Disability Waiver Rider     87

Disability Waiver and Income Rider     87

Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")     87

Living Benefit Rider (an Accelerated Death Benefit)     88

Additional Information     89

     Sending Forms and Transaction Requests in Good Order…………………………………………………..87

Sale of the Policies     89

Legal Proceedings     92

Financial Statements     92

Table of Contents of the Statement of Additional Information     92

 Glossary     93

For Policies Applied for On or After September 22, 2008:

Appendix A-1 -- Surrender Charge Per Thousand of Specified Amount Segment (Based on the gender and underwriting class of the insured)…………………………………………………………96

Appendix B-1 -- Illustrations     100

For Policies Applied For Before September 22, 2008 and Issued Before January 1, 2009:

Appendix A-2 -- Surrender Charge Per Thousand of Specified Amount Segment (Based on the gender and underwriting class of the insured)…………………………………………………………102

Appendix B-2 -- Illustrations     106 Prospectus Back Cover      102

Personalized Illustrations of Policy Benefits      102

Inquiries      102

Policy Benefits/Risks Summary

     WRL Freedom Elite Builder®

     This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Freedom Elite Builder® is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals). Because returns are not guaranteed, the Policy is not suitable as a short-term savings vehicle.

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years (or during the 15-year period following an increase in the specified amount).

•

Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is not available to you if your Policy was applied for in the State of New Jersey before September 22, 2008 and issued before January 1, 2009.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders are available under the Policy. Depending upon the rider (s) that you add, w e deduct charges for certain of these riders from a Policy’s cash value as part of the monthly deductions. These riders may not be available in all states.

•

No Lapse Guarantee. Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums ( minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse (i.e., having your Policy terminate without value) if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse. Please refer to “Policy Features – Premiums – Planned Periodic Payments” in this prospectus.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application or we will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. Please refer to the section entitled “Canceling a Policy” for a description of the free-look period.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you chose, your Policy’s cash value, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:
Option A is the greatest of:
	>	the current specified amount; or
	>	a specified percentage, multiplied by the Policy's cash value on the date of the insured's death; or
	>	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	a specified percentage, multiplied by the Policy's cash value on the date of the insured's death; or
	>	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
Option C is the greatest of:
	>	the amount payable under Option A; or
	>	the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

    We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

     We offer four (4) bands of specified amount coverage under this Policy: Band 1 ($50,000 - $249,999; Band 2 ($250,000 - $499,999); Band 3 ($500,000 - $999,999); and Band 4 ($1,000,000 and over). Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. After the Policy has been in force for three years, you may increase or decrease the specified amount. You may not increase and decrease the specified amount in the same Policy year. Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of the decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. Please Note: Changes in specified amount will trigger changes in your cost of insurance charge, premium expense charge, your guideline premium, your minimum monthly guarantee premium, may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

No Lapse Period Guarantee

·

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date, up to, and including, the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect. Please refer to the section entitled “Policy Lapse and Reinstatement - No Lapse Period Guarantee” for a complete discussion of the no lapse period.

Cash Value

·

The cash value is the sum of the Policy's value in the subaccounts and the fixed account (including any amount held in the loan reserve account) and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge, and/or any outstanding loan amount(s) and accrued loan interest.

•

The Policy will not lapse during the no lapse period as long as you have paid sufficient premiums. Please refer to the section entitled “Policy Lapse and Reinstatement - No Lapse Period Guarantee” for a complete discussion of the no lapse period.

Transfers

·

You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing to our mailing address; by telephone or by fax to our administrative office; or electronically through our website.

•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•	Dollar cost averaging and asset rebalancing programs are available and transfers under each program do count for the purpose of assessing the transfer charge.
•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Transfers resulting from loans or the exercise of conversion rights, or from the reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or the Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•

We may impose restrictions on the transfer privilege. See the discussion of our Policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in the section entitled “Disruptive Trading and Market Timing - Statement of Policy” in this prospectus.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any outstanding Policy loan, including accrued interest. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.

•

Before the 11th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we will charge a preferred loan charge rate on an amount equal to: the cash value ; minus total premiums paid (reduced by any cash withdrawals); minus any outstanding loan amount; and minus any accrued loan interest. We currently charge 3.0% interest on preferred loans. This charge is guaranteed not to exceed 4.0%.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and may have adverse tax consequences.

Cash Withdrawals and Surrenders

·	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:
>	at least $500; and
>	no more than 10% of the net surrender value.
>	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
•

A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•

You may surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end upon the surrender of the Policy. You will receive the net surrender value (cash value minus surrender charge and minus any outstanding loan amount and accrued loan interest). The surrender charge will apply during the first 15 Policy years and during the first 15 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

     We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section in this prospectus. A MEC is a special class of life insurance under the tax code. Unlike traditional insurance, funds that are withdrawn from a MEC policy in the form of policy loans, cash withdrawals, assignments, and pledges are treated as gross income to the policyowner to the extent of gain in the Policy and thereafter are subject to taxation. Transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

     If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Contracts.  To the extent that Western Reserve is required to pay you amounts in addition to your contract value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk.  The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the general account investments.

Risk of Lapse

     Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

     You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

     If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

     After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if, on any Monthiversary, the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deductions due.

     A Policy lapse may have adverse tax consequences.

     If your Policy lapses, we may allow you to reinstate this Policy within five years after it has lapsed (and prior to the maturity date), subject to underwriting.

Tax Risks (Income Tax and MEC)

     We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, cash withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income, and treated as tax-free recovery of the owner's basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, cash withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account within the fixed account as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

     We also currently charge interest on Policy loans at a rate of up to 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

     A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

     If the Policy is not a MEC and lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the loan will be taxed as if it were a withdrawal from the Policy.

     If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

     You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

     The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on/or after September 22, 2008 (or subsequent state approval), regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”) Section B includes the fee tables for Policies were applied for before September 22, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

SECTION A
Fee Tables for Policies Applied for On or After September 22, 2008

(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

      The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account. This page describes the Premium Expense Charges and the Cash Withdrawal Charge for all except residents of Puerto Rico. Please see the next page for the fees and expenses that are applicable for residents of Puerto Rico.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charges:	Upon payment of each premium

As a percentage of premium payment

For All Except Residents of Puer to Rico:

First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 4.0% on Policy with a specified amount from $250,000 - $499,999.

Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999.

Never a charge on Policy with a specified amount of $500,000 or more, except in Puerto Rico as noted in the Table on the next page.

As a percentage of premium payment

For All Except Residents of Puerto Rico:

First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 4.0% on Policy with a specified amount from $250,000 - $499,999.

Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999.

Never a charge on Policy with a specified amount of $500,000 or more, except in Puerto Rico as noted in the Table on the next page.

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

      For residents of Puerto Rico: This table describes the Premium Expense Charges and Cash Withdrawal Charges that are applicable to your Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charges	Upon payment of each premium

As a percentage of premium payment

For Residents of Pu erto Rico Only:

First 10 Policy years: 12 % of premiums paid on Policy with a specified amount up to $249,999; 10.0% on Policy with a specified amount from $250,000 - $499,999; and 6% with a specified amount of $500,000 or more.

Policy year 11+: 8.5% with a specified amount up to $499,999; and 6.0% with a specified amount of $500,000 or more.

As a percentage of premium payment

For Residents of Puerto Rico only :

First 10 Policy years: 10% of premiums paid on Policy with a specified amount up to $249,999; 8 .0% on Policy with a specified amount from $250,000 - $499,999; and 4% with a specified amount of $500,000 or more.

Policy year 11+: 6.5% with a specified amount up to $499,999; and 4.0% with a specified amount of $500,000 or more.

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount
Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.
Minimum Charge[5]		$11.99 per $1,000 of specified amount during the first Policy year.	$11.99 per $1,000 of specified amount during the first Policy year.
Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$17.47 per $1,000 of specified amount during the first Policy year.	$17.47 per $1,000 of specified amount during the first Policy year.
Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

__________________________

3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge usually declines over time. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 15 year surrender charge period.) The surrender charge for each segment of specified amount is calculated as the surrender charge per $1,000 of specified amount in that segment multiplied by the surrender charge factor. The surrender charge factor will be 1.00 for the first Policy year and then decrease each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). The surrender charges shown in the table may not be typical of the charges you will pay. Please see examples in the “Surrender Charges” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your agent.

4 This maximum surrender charge is based on an insured with the following characteristics: Male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: Female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

6 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments	$25	None
Decrease Charge	When specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.
Living Benefit Rider[7] (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor

________________________

7 We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. (Please see footnote 13 for a description of the loan rate.) For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10.00 per month during the first Policy year, $12.00 thereafter	$10.00 per month
Cost of Insurance[8] (without Extra Ratings) [9]	Monthly, on the Policy date and on each Monthiversary
Maximum Charge[10]		$29.79 per $1,000 of net amount at risk per month[11]	$28.30 per $1,000 of net amount at risk per month[11]
Minimum Charge[12]		$0.02 per $1,000 of net amount at risk per month[11]	$0.01 per $1,000 of net amount at risk per month[11]

8 Cost of insurance charges are based on the insured’s issue age, gender and underwriting class, the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

10 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

11 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.

12 This minimum charge is based on an insured with the following characteristics: Female, age 5 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)
Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, band 1		$.08 per $1,000 of net amount at risk per month[11]	$.08 per $1,000 of net amount at risk per month[11]
Mortality and Expense Risk Charge	Daily	Annual rate of 1.50% of average daily net assets of each subaccount in which you are invested	Annual rate of 1.50% for Policy years 1 – 15, and 0.75% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)
Optional Rider Charges:[15]
Accidental Death Benefit Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0%.

14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

15 Optional Rider Cost of insurance charges are based on each insured’s issue age or attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

16 Rider cost of insurance charges are based on some combination of the insured’s attained age, gender and underwriting class, the Policy year, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

17 This maximum charge is based on an insured with the following characteristics: Male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

18 This minimum charge is based on an insured with the following characteristics: Male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider (continued)
Initial Charge for a male insured, issue age 31		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge[20]		$0.39 per $1,000 of base Policy specified amount per month	$0.39 per $1,000 of base Policy specified amount per month
Minimum Charge[21]		$0.03 per $1,000 of base Policy specified amount per month	$0.03 per $1,000 of base Policy specified amount per month
Initial charge for a male insured, issue age 31		$0.05 per $1,000 of base Policy specified amount per month	$0.05 per $1,000 of base Policy specified amount per month

19 Disability Waiver charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for Base Policy only (without riders). The addition of riders would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

20 This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

21This minimum charge is based on an insured with the following characteristics: Male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[2][2]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge[23]		$0.86 per $10 monthly rider benefit	$0.86 per $10 monthly rider benefit
Minimum Charge[24]		$0.20 per $10 monthly rider benefit	$0.20 per $10 monthly rider benefit
Initial charge for a male insured, issue age 31		$0.24 per $10 monthly rider benefit	$0.24 per $10 monthly rider benefit
Children’s Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge[27]		$29.79 per $1,000 of rider face amount per month	$29.79 per $1,000 of rider face amount per month

22 The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly income benefit that would be paid in the event of a total disability as defined in the rider.

23 This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

24 This minimum charge is based on an insured with the following characteristics: Male, age 27 at issue. This minimum charge may also apply to insureds with other characteristics.

25 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

26 Rider charges are cost of insurance charges that are based on each other insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

27 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Other Insured Rider[2][6] (continued) (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Minimum Charge[28]		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 32, in the ultimate select non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Primary Insured Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
Maximum Charge[29]		$22.81 per $1,000 of rider face amount per month	$20.06 per $1,000 of rider face amount per month
Minimum Charge[28]		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$0.08 per $1,000 of rider face amount per month	$0.08 per $1,000 of rider face amount per month
Primary Insured Plus Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 90
Maximum Charge		$16.52 per $1,000 of rider face amount per month[30]	$14.91 per $1,000 of rider face amount per month[31]

28 This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

29 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

30 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco use class and in the 5th Policy year. This maximum charge may also apply to insureds with other characteristics.

31 This maximum charge is based on an insured with the following characteristics: Male, age 74 at issue, standard tobacco use class, 16th Policy year and a band 1 rider face amount of less than $1,000,000. This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Plus Rider[26] (without Extra Ratings) (continued)
Minimum Charge		$0.04 per $1,000 of rider face amount per month[32]	$0.03 per $1,000 of rider face amount per month[33]
Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$0.08 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

__________________________

32 This minimum charge is based on an insured with the following characteristics: Female, age 18 at issue, ultimate select non-tobacco use class and in the first Policy year. The minimum charge may also apply to insureds with other characteristics.

33 This minimum charge is based on an insured with the following characteristics: Female, age 29 at issue, ultimate select non-tobacco use class first Policy year and in a band 2 rider face amount of $1,000,000 or above. The minimum charge may also apply to insureds with other characteristics.

SECTION B
Fee Tables for Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

     The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Charges:	Upon payment of each premium	As % of premium payment	As % of premium payment
Premium Expense Charge		First 10 Policy years: 6% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999	First 10 Policy years: 6% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999
		Policy year 11+: 2.5% on Policy with specified amount up to $499,999 Never a charge on Policy with a specified amount of $500,000 or more.	Policy year 11+: 2.5% on Policy with specified amount up to $499,999 Never a charge on Policy with a specified amount of $500,000 or more.
Premium Collection Charge (only for Policies on direct pay notice)	Upon payment of each premium	$3 per premium payment	$0 per premium payment
Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire services. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount
Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.
Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.
Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$13.04 per $1,000 of specified amount during the first Policy year.	$13.04 per $1,000 of specified amount during the first Policy year.
Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge usually declines over time. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase, and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 15 year surrender charge period.) The surrender charge for each segment of specified amount is calculated as the surrender charge per $1,000 of specified amount in that segment multiplied by the surrender charge factor. The surrender charge factor will be 1.00 for the first Policy year and then decrease each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). The surrender charges shown in the table may not be typical of the charges you will pay. Please see examples in the Surrender Charge section of this prospectus. More detailed information about the surrender charges applicable to you is available from your agent.

4 This maximum surrender charge is based on an insured with the following characteristics: Male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: Female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

6 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments	$25	None
Decrease Charge	When specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.
Living Benefit Rider[7] (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor

7 We reduce the single sum benefit by a discount factor to compensate us for lost income due the early payment of the death benefit. The discount factor is equal to the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater. (Please see footnote 13 for a description of the loan rate.) For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$5.00 per month during the first Policy year, $7.50 per month thereafter	$5.00 per month
Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary
Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[11]	$60.21 per $1,000 of net amount at risk per month[11]
Minimum Charge[12]		$0.06 per $1,000 of net amount at risk per month[11]	$0.05 per $1,000 of net amount at risk per month[11]

8 Cost of insurance charges are based on the insured’s issue age, gender and underwriting class, the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

10 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

11 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.

12 This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)
Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, band 1		$0.12 per $1,000 of net amount at risk per month[11]	$0.12 per $1,000 of net amount at risk per month[11]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)
Optional Rider Charges:[15]
Accidental Death Benefit Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

13The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0%.

14While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

15 Optional Rider Cost of insurance charges are based some combination of each insured’s issue age or attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

16 Rider cost of insurance charges are based on some combination of the insured’s attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

17 This maximum charge is based on an insured with the following characteristics: Male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

18This minimum charge is based on an insured with the following characteristics: Male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider (continued)
Initial Charge for a male insured, issue age 31		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge[20]		$0.39 per $1,000 of base Policy specified amount per month	$0.39 per $1,000 of base Policy specified amount per month
Minimum Charge[21]		$0.03 per $1,000 of base Policy specified amount per month	$0.03 per $1,000 of base Policy specified amount per month
Initial charge for a male insured, issue age 31		$0.05 per $1,000 of base Policy specified amount per month	$0.05 per $1,000 of base Policy specified amount per month

19 Disability Waiver charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for Base Policy only (without riders). The addition of riders would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

20 This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: Male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[2][2]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge[23]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units
Minimum Charge[24]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units
Initial charge for a male insured, issue age 31		$0.24 per $10 monthly rider units	$0.24 per $10 monthly rider units
Children’s Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge[27]		$83.33 per $1,000 of rider face amount per month	$70.83 per $1,000 of rider face amount per month

22 The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly income benefit that you would be paid in the event of total disability as defined in the rider.

23 This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

24 This minimum charge is based on an insured with the following characteristics: Male, age 27 at issue. This minimum charge may also apply to insureds with other characteristics.

25 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

26 Rider charges are cost of insurance charges that are based on each other insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

27 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Other Insured Rider[2][6] (continued) (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Minimum Charge[28]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 32, in the ultimate select non-tobacco use class		$0.11 per $1,000 of rider face amount per month	$0.11 per $1,000 of rider face amount per month
Primary Insured Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
Maximum Charge[29]		$24.85 per $1,000 of rider face amount per month	$20.06 per $1,000 of rider face amount per month
Minimum Charge[28]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Primary Insured Plus Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 90
Maximum Charge		$18.46 per $1,000 of rider face amount per month[30]	$14.91 per $1,000 of rider face amount per month[31]

28 This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

29 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

30 This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco use class and in the 5th Policy year. This maximum charge may also apply to insureds with other characteristics.

31 This maximum charge is based on an insured with the following characteristics: Male, age 74 at issue, standard tobacco use class, 16th Policy year and a band 1 rider face amount of less than $1,000,000. This maximum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Plus Rider[26] (without Extra Ratings) (continued)
Minimum Charge		$0.08 per $1,000 of rider face amount per month[32]	$0.03 per $1,000 of rider face amount per month[33]
Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

32 This minimum charge is based on an insured with the following characteristics: Female, age 18 at issue, ultimate select non-tobacco use class and in the first Policy year. The minimum charge may also apply to insureds with other characteristics.

33 This minimum charge is based on an insured with the following characteristics: Female, age 29 at issue, ultimate select non-tobacco use class first Policy year and in a band 2 rider face amount of $1,000,000 or above. The minimum charge may also apply to insureds with other characteristics.

Range of Expenses for the Portfolios

1, 2

     The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.49%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.35%	1.68%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (each such portfolio an "Acquired Fund"). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for the “fund of funds” and the portfolios in which it invests. (The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios.)See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 27 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2010.

Western Reserve, The Separate Account, The Fixed Account and The Portfolios

Western Reserve

     Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your cash value, but also on our ability to meet the guarantees under your Policy.

Assets in the Separate Account. You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. See "The Fixed Account." Any guarantees under the policy that exceed your cash value, such as those associated with any living benefit riders and any death benefit riders, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value is subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our administrative office - Western Reserve Life Assurance Co. of Ohio, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com. In addition, the SAI is available on the SEC’s website at http://www.sec.gov . Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com ), Moody's Investor Service (www.moodys.com ) Standard & Poor's (www.standardandpoors.com ) and Fitch Ratings (www.fitchratings.com ).

The Separate Account

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     Changes to the Separate Account.As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available to you at our discretion;
•	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;
•	Close subaccounts to allocations of new premiums by existing or new policyowners at any time in our discretion;
•	Transfer assets supporting the Policies from one subaccount to another, or from the separate account to another separate account;
•	Combine the separate account with other separate accounts, and/or create new separate accounts;
•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and
•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

     The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

     Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. For Policies applied for on/or after September 22, 2008, unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.) We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or the monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

     New Jersey: If your Policy was applied for in the State of New Jersey before September 22, 2008 and issued before January 1, 2009, the fixed account is not available to you. You may not direct or transfer premium payments or cash value to the fixed account. The fixed account is used solely for Policy loans.

     The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

     The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica Asset Allocation – Conservative VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica Balanced VP	Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.
Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC	Seeks long-term capital growth.

*Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

** In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Capital Guardian Value VP***	Capital Guardian Trust Company	Seeks to provide long-term growth of capital and income.
Transamerica Clarion Global Real Estate Securities VP	ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Convertible Securities VP	Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Efficient Markets VP	AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Equity VP	Transamerica Investment Management, LLC	Seeks to maximize long-term growth.
Transamerica Federated Market Opportunity VP	Federated Equity Management Company of Pennsylvania	Seeks total return by investing in securities that have defensive characteristics.
Transamerica Foxhall Global Conservative VP****, 1	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Emerging Markets/Pacific Rim VP****, 1	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Growth VP****, 1	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Hard Asset VP****, 1	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Growth Opportunities VP	Transamerica Investment Management LLC	Seeks to maximize long-term growth.

*** Subject to certain conditions, it is anticipated that this portfolio will be reorganized into Transamerica BlackRock Large Cap Value VP during the 4th quarter of 2009. Please refer to the Transamerica Series Trust prospectus for a complete description of the BlackRock Large Cap Value VP portfolio.

**** This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds. Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

1 Please note: This portfolio will be available for investment on or about July 1, 2009.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Hanlon Balanced VP-	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth VP-	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Growth and Income VP-	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks capital appreciation and some current income.
Transamerica Hanlon Managed Income VP-	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	JPMorgan Investment Management Inc.	Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.
Transamerica JPMorgan Enhanced Index VP	JPMorgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

*Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

** In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

- This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds. Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes. Strategic asset allocation involves a periodic review and rebalancing of a portfolio’s initial asset mix to attempt to maintain the best asset mix for the portfolio to seek to achieve its objective, and the investments are typically longer-tem in nature. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Mid Cap Value VP+	JPMorgan Investment Advisors, Inc.	Seeks growth from capital appreciation.
Transamerica Legg Mason Partners All Cap VP	Clearbridge Advisors, LLC	Seeks capital appreciation.
Transamerica MFS High Yield VP++	MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

Transamerica MFS International Equity VP	MFS® Investment Management	Seeks capital growth.
Transamerica Marsico Growth VP	Columbia Management Advisors, LLC	Seeks long-term growth of capital.
Transamerica Money Market VP+++	Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal .
Transamerica Munder Net50 VP	Munder Capital Management	Seeks long-term capital appreciation.
Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Science & Technology VP	Transamerica Investment Management, LLC	Seeks long-term growth of capital.
Transamerica Small/Mid Cap Value VP	Transamerica Investment Management, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Templeton Global VP	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC	Seeks long-term growth of capital.

+This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

++This portfolio, under normal market conditions, invests at least 80% of its net assets in high-yield, fixed-income securities, which are generally lower rated bonds commonly known as “junk bonds.”

+++There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Third Avenue Value VP	Third Avenue Management LLC	Seeks long-term capital appreciation.
Transamerica U.S. Government Securities VP	Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP	Transamerica Investment Management, LLC	Seeks preservation of capital and competitive investment returns.
Transamerica Van Kampen Large Cap Core VP++++	Morgan Stanley Investment Management, Inc. (doing business as “Van Kampen”)	Seeks capital appreciation.
Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management	Seeks capital appreciation.
FIDELITY FUNDS:
Fidelity VIP Contrafund® Portfolio•	Fidelity Management & Research Company	Seeks long-term capital appreciation.
Fidelity VIP Equity-Income Portfolio•	Fidelity Management & Research Company

Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index.

Fidelity VIP Growth Opportunities Portfolio•	Fidelity Management & Research Company	Seeks to provide capital growth.
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
Alliancebernstein variable products series fund, inc.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Adviser’s Inc. Administrator: Franklin Templeton Services, LLC (FT Services) ••	Seeks capital appreciation with a secondary goal of income.

++++Effective May 1, 2009, Transamerica Capital Guardian U.S. Equity VP of the Series Trust merged into Transamerica Van Kampen Large Cap Core VP. All policyowners invested in Transamerica Capital Guardian U.S. Equity VP, as of close of business on April 30, 2009, were allocated units representing equal value in the Transamerica Van Kampen Large Cap Core VP subaccount.

•Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

•• In its role as Administer, FT Services provides certain administrative services and facilities for the fund. FT Services also monitors the percentage of the Fund’s assets allocated to the underlying funds and seeks to rebalance the Fund’s portfolio whenever the percentage of assets allocated to one or more of the funds and seeks to rebalance the Fund’s portfolio whenever the percentage allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS: •••
ProFund VP Asia 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.
ProFund VP Bull	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.
ProFund VP Consumer Services	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®.
ProFund VP Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.
ProFund VP Europe 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX).
ProFund VP Financials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.
ProFund VP International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

•••The ProFunds and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Japan	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average; seeks to provide a return consistent with an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. Dollars.

ProFund VP Mid-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index®.
ProFund VP Money Market±	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Oil & Gas	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.
ProFund VP Pharmaceuticals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.
ProFund VP Precious Metals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.
ProFund VP Short Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging M arkets 50 ADR Index.
ProFund VP Short International	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

±There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap Value	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.
ProFund VP Telecommunications	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.
ProFund VP UltraSmall-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.
ProFund VP U.S. Government Plus	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund VP Utilities	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.
ACCESS TRUST: •••
Access VP High Yield Fund••••	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

•••The ProFunds and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for descriptions of the investment objectives and risks associated with investing in the ProFunds or Access Trust portfolios.

••••Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

     Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust’s Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

     Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

     Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Asset for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP, and Transamerica International Moderate Growth VP of the Series Trust. Morningstar will be paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.

     ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or Access Trust's Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors. Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment advisor to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund. Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets. FT Services will be paid a fee for its services from the portfolio. Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees. Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

     The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please note: Certain portfolios have similar names; it is important that you state or write the full name of the portfolio to which you wish to direct your allocation to when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the subaccount.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

     We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charges

     Before we allocate the net premium payments you make, we will deduct the following charges:

The premium expense charge is equal to:	•

For All Except Residents of Puerto Rico: 6.0% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000; 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and 2.5% of premiums after the first ten Policy years on Policies with a specified amount less than $500,000.

There is no premium expense charge for Policies with a specified amount of $500,000 or higher, except for Puerto Rico, as noted below.

For residents of Puerto Rico: the current charge is equal to 10.0% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000; 8.0% with a specified amount of $250,000 - $499,999; and 4.0% with a specified amount of $500,000 or more. We guarantee this charge will not exceed 12.0%, 10.0% and 6.0%, respectively for each such category and 2.5% of premiums after the first ten Policy years on Policies with a specified amount less than $500,000.

For residents of Puerto Rico: the current charge is equal to 6.5% of premiums after the first ten Policy years with a specified amount up to $499,999; and 4.0% with a specified amount of $500,000 or more. We guarantee this charge will not exceed 8.5% and 6.0%, respectively, for each such category.

•
	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher, except for Puerto Rico, as noted above.
NOTE:
•

Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force for the Policy at the time we receive the premium.

•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner , except for Puerto Rico, as noted above.

Premium collection charge:	•

For Policies applied for before September 22, 2008 and issued before January 1, 2009, on direct pay notice, this charge equals $3.00 per premium payment. We currently do not impose this charge but reserve the right to do so in the future.

	•	This charge only applies to Policies on direct pay notice.
	•	We will not increase this charge.

Monthly Deductions

     We take the monthly deductions from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	the monthly Policy charge; plus
	•	the monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	•	the monthly charge for any benefits provided by riders attached to the Policy; plus
	•	the decrease charge (if applicable) incurred as a result of a decrease in the specified amount.
Monthly Policy Charge (for Policies Applied for On/Or After September 22, 2008):
	•	This charge currently equals $10 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $12 per month.
	•	This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (for Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009):
	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:
	•	We deduct this charge each month. It varies each month and is determined as follows:
1.

divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2.

subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount; then, each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

		3.	multiply each segment of net amount at risk provided under 2. (above) by the appropriate monthly cost of insurance rate for that segment; and add the results together.
	•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $249,999
> Band 2: $250,000 - $499,999
> Band 3: $500,000 - $999,999
> Band 4: $1,000,000 and over
	•	Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.
•

We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy’s specified amount band.

Optional Insurance Riders:
•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using: the insured's issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include: the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on/or after September 22, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured’s attained age, gender, and underwriting class. For Policies applied for before September 22, 2008 and issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured's attained age, gender, and underwriting class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables that are applicable to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on the insured’s age and underwriting class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, which may result in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount, and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

     The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

     We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider, and for any increase in rider specified amount, is calculated in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s (i.e., without riders) net amount at risk. The guaranteed cost of insurance rates under the riders are based on the same C.S.O. table as the guaranteed cost of insurance rates on the Policy’s net amount at risk.

Mortality and Expense Risk Charge

     We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is a maximum of:

For Policies Applied for On/Or After September 22, 2008:

•	your Policy's cash value in each subaccount; multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of 1.50%.

     The annual rate for the mortality and expense risk charge is equal to 1.50% of the average daily net assets of each subaccount. We may reduce this charge to 0.75% after the first 15 Policy years, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year.

For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009:

·	your Policy's cash value in each subaccount; multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level (annually) after the 15th Policy year.

     If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

     If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

     The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount, unless there has been a reduction in specified amount for which a decrease charge was applied.

     The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured's issue age, gender and underwriting class at the time of the increase.

     Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis, and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and then reduce the surrender charge on the initial specified amount.

Example:

     January 1, 2001     Policy issued for $300,000
     January 1, 2004     Policy increased by $200,000
     January 1, 2005     Policy decreased by $100,000

     If the surrender charge on January 1, 2005 (before the decrease) is:

     Coverage Layer     Surrender Charge

     $300,000     $4,656
     $200,000     $3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

                         100

     200     x     $3,624     =     $1,812

     There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and advertising costs, as well as aggregate Policy expenses.

     The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

    In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each segment of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the segment (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the surrender charge factor.

     The surrender charge per thousand is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after September 22, 2008) and Appendix A-2 (for Policies applied for before September 22, 2008 and issued before January 1, 2009).

     The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. The surrender charge factor will be 1.00 for the first Policy year and then decrease each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or the date of any specified amount increase). In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

For Policies Applied for On/Or After September 22, 2008:

End of Policy Year*	Surrender Charge Factors For Issue ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85

At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.98	0.97	0.97	0.96	0.96	0.95	0.94
2	1.00	0.97	0.96	0.95	0.94	0.93	0.92	0.91	0.89
3	1.00	0.96	0.94	0.93	0.91	0.90	0.88	0.87	0.84
4	1.00	0.94	0.92	0.91	0.88	0.87	0.84	0.83	0.79
5	0.99	0.92	0.90	0.89	0.85	0.84	0.80	0.79	0.74
6	0.90	0.90	0.90	0.85	0.82	0.81	0.76	0.75	0.69
7	0.80	0.80	0.80	0.80	0.80	0.77	0.72	0.71	0.64
8	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.67	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

* The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per $1,000 of specified amount is $17.13. This is multiplied by the surrender charge factor of 0.99.

The surrender charge	= x x	the surrender charge per $1,000 ($17.13) the number of thousands of initial specified amount (100) the surrender charge factor (0.99)
	=	$1,695.87.

For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009:

End of Policy Year*	Surrender Charge Factors For Issue ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85

At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.98	0.97	0.97	0.96	0.96	0.95	0.94
2	1.00	0.97	0.96	0.95	0.94	0.93	0.92	0.91	0.89
3	1.00	0.96	0.94	0.93	0.91	0.90	0.88	0.87	0.84
4	1.00	0.94	0.92	0.91	0.88	0.87	0.84	0.83	0.79
5	1.00	0.92	0.90	0.89	0.85	0.84	0.80	0.79	0.74
6	0.90	0.90	0.90	0.85	0.82	0.81	0.76	0.75	0.69
7	0.80	0.80	0.80	0.80	0.80	0.77	0.72	0.71	0.64
8	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.67	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

* The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 7. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	the surrender charge per $1,000 ($12.52)
	x	the number of thousands of initial specified amount (100)
	x	the surrender charge factor (0.90)
	=	$1,126.80

Decrease Charge

     If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

The decrease charge is equal to:	•	the surrender charge as of the date of the decrease applicable to that portion of the segment(s) of the specified amount that is/are decreased. See "Surrender Charge" above.

     We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or
•	a cash withdrawal (when you select death benefit Option A).

     If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

     We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free of charge.
•	Except as listed below, we charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or the Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

     We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 3.0%. After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.

Change in Net Premium Allocation Charge

We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change per Policy year quarter. We will notify you if we decide to impose this charge.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

     We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

•

Living Benefit Rider. We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount, regardless of the number of children insured.
•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•

Disability Waiver Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver and Income Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

Portfolio Expenses

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. See the fund prospectuses for more detailed information about the portfolios.

Revenue We Receive

     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc. (“TCI”) serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.

**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2008 we received $33.9 million from Transamerica Asset.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

      For the calendar year ended December 31, 2008, TCI received revenue sharing payments ranging from $4,405 to $35,295 (for a total of $418,058) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; Dreyfus; Evergreen Funds; Franklin Portfolio Associates; Franklin Templeton; Janus Capital; Natixis Asset Management Advisors; Putnam; Schroder; Van Kampen; and Vanguard.

     Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

     Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

     Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the surviving insured;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of this Policy; and
•	to change the specified amount of this Policy.

    No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Modifying the Policy

     Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•

to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of other federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

     To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

     You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

➢	➢ band 1: $50,000 - $249,999
➢ band 2: $250,000 - $499,999
➢ band 3: $500,000 - $999,999
➢ band 4: $1,000,000 and over

    We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

     You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

     Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

     Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.
Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application; or
	•	the date of the last medical examination, test, and other screenings required by us, if any (the “Effective
Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:
1.

The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
		>	all blanks in the conditional receipt are completed; and
		>	the receipt is signed by an agent or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

     Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date, if Policy is backdated.) Any premium payments we receive before the Policy date (record date, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or on the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right. (While held in the reallocation account, premium(s) will be credited with interest at the current fixed rate until the reallocation date when they will be allocated to the subaccounts and/or the fixed account as you specified in your application.) Please note: Your premiums are credited on the date the Policy is issued, not the backdated Policy date.

     On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request:

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

     If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

     Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Features

Premiums

Allocating Premiums

     You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000; and
•

Unless otherwise required by state law, we may restrict allocations and transfers to the fixed account under Policies applied for on or after September 22, 2008 if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. Please note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected. The change will be effective as of the valuation date on which we receive the change, in good order, at our mailing address or our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per Policy year quarter.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

     Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the record date plus fifteen days. Please contact your agent for details concerning the free-look period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If however, you requested dollar cost averaging, then on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market VP subaccount, or the WRL Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

     For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium amount that is at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

     The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

     Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to, and including, the current month.

     The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, the specified amount requested, and your Policy’s applicable C.S.O. table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, or in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Period

     Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

     After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

     We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

     We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

     Tax-Free Exchanges ("1035 Exchanges"). We will accept part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

     You or your registered representative of record may make transfers among the subaccounts, or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out of the fixed account the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

For Policies Applied for On/Or After September 22, 2008: Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. This restriction will not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

You currently may request transfers in writing (in a form we accept), to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com ). Please Note: Certain subaccounts have similar names; it is important that you state or write the full name of the subaccount when making a transfer request. Failure to do so may result in a delay of your transfer.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•

Transfers resulting from loans or the exercise of conversion rights, or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.

    We will process any transfer order that is received in writing, in good order, at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

     The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

      Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

     Market timing and disruptive trading among the subaccounts, or between the subaccounts and the fixed account, can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

     (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

     (2) an adverse effect on portfolio management, such as:

           (a) impeding a portfolio manager’s ability to sustain an investment objective;

      (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

      (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

     (3) increased brokerage and administrative expenses.
     These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

      Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

     Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing and disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements, or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note: If you engage a third party investment advisor for asset allocation services, then you must be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

     In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).

     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

     Furthermore, we may revise our policies and procedures at our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

     Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and other disruptive trading in certain subaccounts.

     You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

     Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

     ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

     Telephone, Fax and Online Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve,com . Please note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected.

Additionally, please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax order in writing.
If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

   We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether your’s, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

     Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or
•	the amount you transferred from the fixed account in the immediately preceding Policy year.

    We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence). For Policies Applied for On or After September 22, 2008: Unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve following the transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.) We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet.

     Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

     New Jersey: If your Policy was applied for in the State of New Jersey before September 22, 2008, and issued before January 1, 2009, the fixed account is not available to you. You may not direct or transfer any money to the fixed account.

Conversion Rights

     If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request, in good order, in writing to our mailing address.

Dollar Cost Averaging

     Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

     Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market VP subaccount, the WRL Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, in good order, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	You must submit a completed form signed by the owner to us at our mailing address, in good order, requesting dollar cost averaging;
	•	You may be required to have at least $5,000 in each account from which we will make transfers;
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

    You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	We receive at our mailing address your or your registered representative’s or agent of record’s, request, in good order, to cancel your participation;
	•	The value in the accounts from which we make the transfers is depleted;
	•	You elect to participate in the asset rebalancing program; or
	•	You elect to participate in any asset allocation services provided by a third party.

     If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address, we will change your premium allocation instructions to match your asset rebalancing request instructions, and we will implement the asset rebalancing program on the date you indicated. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us at our mailing address, a completed asset rebalancing request form, in good order, signed by the owner; and
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

    There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive, in good order, at our mailing address a request to discontinue participation from you, your registered representative, or agent of record;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

    You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

     We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

     Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½.

     If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

     We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended to (1) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or (2) intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

     Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value:

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•	serves as the starting point for calculating values under a Policy;
•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;
•	is determined on the Policy date and on each valuation date; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

     The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

     The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased via transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	units redeemed to pay cash withdrawals and transfer charges.

   Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

    The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

     On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals (including any cash withdrawal charges); minus
	•	amounts transferred from the fixed account (including any transfer charges and any amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

     Provided that the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due during the grace period (if applicable); minus
	•	any outstanding loan amount and accrued loan interest; plus
	•	any additional insurance in force provided by rider.

 We may further adjust the amount of the death benefit proceeds if we contest the Policy, or if you misstate the insured's age or gender.

Death Benefit

     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

Death benefit Option A equals the greater of:	•	the current specified amount; or
	•	a specified percentage called the "limitation percentage," multiplied by
> the cash value on the insured's date of death; or
	•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

    Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

     Attained Age     Limitation Percentage

     40 and under     250%
     41 to 45     250% minus 7% for each age over age 40
     46 to 50     215% minus 6% for each age over age 45
     51 to 55     185% minus 7% for each age over age 50
     56 to 60     150% minus 4% for each age over age 55
     61 to 65     130% minus 2% for each age over age 60
     66 to 70     120% minus 1% for each age over age 65
     71 to 75     115% minus 2% for each age over age 70
     76 to 90     105%
     91 to 95     105% minus 1% for each age over age 90
     96 and older     100%

     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000=250% multiplied by cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

     Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greater of:	•	the current specified amount; plus
> the cash value on the insured's date of death; or
	•	the limitation percentage, multiplied by
> the cash value on the insured's date of death; or
	•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

     Under Option B, the death benefit always varies as the cash value varies.

     Option B Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. (The figure of $66,667 is derived by solving for cash value in the following calculation: $100,000 plus cash value = 250% multiplied by cash value.) Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

     Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Death benefit Option C equals the greater of:	•	death benefit Option A; or
	•	the current specified amount, multiplied by
> an age-based "factor" equal to the lesser of
> 1.0 or
> 0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus
> the cash value on the insured's date of death; or
	•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

   Under Option C, the death benefit varies with the cash value and the insured's attained age.

     Option C--Three Illustrations.

     1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

     2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

     3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Effect of Cash Withdrawals on the Death Benefit

     For Policies Applied for On/Or After September 22, 2008: When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009: If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so your cost of insurance rates would be higher. For a description of the effects on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Choosing Death Benefit Options

     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

     If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

     After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request, in good order, to our mailing address.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

      After the Policy has been in force for three years, you may increase or decrease the specified amount once each Policy year on any Monthiversary. You may not increase and decrease the specified amount in the same Policy year. Changes in specified amount will trigger changes in your cost of insurance charge, your minimum monthly guarantee premium, may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

     In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, we will notify you of your new minimum monthly guarantee premium and surrender charge schedule.

     You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address;
	•	Decreases are only allowed after the third Policy year;
	•	You may not increase and decrease your specified amount in the same Policy year;
	•	You may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order, at our mailing address;
•

We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).

Conditions for and impact of increasing the specified amount:	•	Your request, in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	Increases are only allowed after the third Policy year.
	•	An increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	We may require your increase in specified amount to be at least $50,000;
	•	You may not decrease and increase your specified amount in the same Policy year.

     If an increase or decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

Payment Options

      There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

     You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address.

     The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address.

     You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount). Written requests, in good order, to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive a written request, at our mailing address after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. All surrender requests must be submitted in good order to avoid a delay in processing your request.

     Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See "Federal Income Tax Considerations."

Cash Withdrawals

     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.
	•	We may allow one cash withdrawal per Policy year.
•

We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.

    A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. For Policies Applied for On/Or After September 22, 2008: When death benefit Option A is in effect or when Death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009: When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

A decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

     When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

     You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The “free-look period” expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and returned Policy at our mailing address. If your state requires us to allocate premiums according to a policyowner’s instructions during the “free- look period,” then the amount of the refund will be:

•	• any charges and taxes we deduct from your premiums; plus
•	• any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
•	• your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our mailing address.

    Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocation Premiums – Reallocation Account.”) In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:

•	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;
•	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's account; and
•	any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account. Please note: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	national and state banks;
•	savings banks and savings and loan associations;
•	securities brokers and dealers; and
•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

Loans

General

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	•	we may require you to borrow at least $500; and
	•	the maximum amount you may borrow is 90% of the cash value less any surrender charge and any outstanding policy loan, including accrued interest.

    When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by fax at our administrative office). We may postpone payment of loans under certain conditions.

     You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

     If your loan request is less than $500,000, you may fax it to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

     At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

     We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. After the 10th Policy year, we may apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.

Loan Reserve Interest Rate Credited

     We will credit the amount in the loan reserve account with interest at an effective annual rate of 3.0%. After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).

Effect of Policy Loans

     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     We also currently charge interest on Policy loans at an effective new annual rate of up to 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

     We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the monthly deductions.

     If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

     This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time before the no lapse date.

No lapse date	•	For a Policy issued to any insured ages 0-60, the no lapse date is the lesser of the number of years to attained age 65 or the 20th Policy anniversary.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy.

Keeping the no lapse period guarantee in effect	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium	•

If, during the no lapse period, you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

    You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

     See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

     We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing address;
•	provide evidence of insurability satisfactory to us;
•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

     The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge (that we would assess if you were to surrender the Policy). The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

Extension of No Lapse Guarantee Period

Subject to state approval, Policies in force on May 1 ,2009 where the No Lapse date indicated on the Policy Schedule page is in 2006, 2007, 2008, 2009, 2010 or 2011, will have the No Lapse date extended to the Policy Anniversary in 2012. The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.

Federal Income Tax Considerations

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

     In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the cash value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in cash value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine to the amount distributed and will be taxed accordingly.

     Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium if we have not yet credit the premium, or, if the premium has been credited, we will return the excess premium, plus interest, within sixty days of year end.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a distribution, loan, pledge or assignment occurs.

     Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by assignment from such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a

Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and added additional reporting requirements.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

     Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

     Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

     If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Benefits at Maturity

     If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

     If you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

1.

If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.

We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

     If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above. Please note: Item 2 above may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Retained Asset Accounts

When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account with the Northern Trust Company.  We will send the beneficiary a "checkbook", and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.  Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account. The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  The Assurance Plus Account is not available in all states.

Payments We Make

     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

     If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

     Your Policy will terminate on the earliest of:

•	the maturity date;	•	the end of the grace period; or
•	the date the insured dies;	•	the date the Policy is surrendered.

Assignment of the Policy

     You may assign the contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Supplemental Benefits (Riders)

     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states; certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Children's Insurance Rider

     This rider provides a face amount of insurance on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof, in good order at our administrative office, that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

     Our current minimum specified amount for this rider for issue ages 15-59 is $10,000. The maximum specified amount available for this rider is $150,000 (up to 150% of specified amount).

     Subject to certain limitations, we will pay the specified amount if the primary insured's death results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

·	the Policy anniversary nearest the primary insured's 70th birthday;
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

     This rider may insure the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our administrative office of the Other Insured's death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request, in good order, must be in writing and sent to our administrative office.
	•	The Other Insured has not reached his/her 70th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversion;
•

Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	We will base your premium on the Other Insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the maturity date of the Policy;
	•	the Policy anniversary nearest to the Other Insured 's 100th birthday;
	•	the date the Policy terminates for any reason except for death of the primary insured;
	•	31 days after the death of the primary insured;
the date of conversion of this rider; or
	•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver Rider

     Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. This rider may be purchased if the primary insured’s issue age is 15-55 years of age. We must receive proof, in good order, at our administrative office that:

•	the primary insured is totally disabled;
•	the rider was in force when the primary insured became disabled;
•	the primary insured became disabled before the Policy anniversary nearest the insured’s 60th birthday; and
•	the primary insured is continuously disabled for at least six months.

 We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address.

Disability Waiver and Income Rider

     This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if the primary insured’s issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")

     Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR and PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount;
	•	The PIR may be purchased from issue ages 0-85;
	•	The PIR Plus may be purchased from issue ages 18-85;
	•	The PIR terminates when the insured turns 95, and the PIR Plus terminates when the insured turns 90;
	•	The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount;
	•	We do not assess any additional surrender charge for PIR and PIR Plus;
	•	Generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value;
	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount; and
	•	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	•	Your request must be in writing and sent to our mailing address, in good order;
	•	The primary insured has not reached his/her 70th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversions;
•

Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

	•	We will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	when the insured turns 95 for a PIR, and when the insured turns 90 for a PIR Plus; or
	•	the date the Policy terminates; or
	•	the date you fully convert the rider; or
	•	the Monthiversary on which you terminate the rider by written request.

    It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy’s specified amount because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for these riders.

     You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of this rider for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

     This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order (at our administrative office) that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive (“election percentage”); divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR or PIR Plus in force.

A single-sum benefit may not be greater than $500,000.

     The election percentage is a percentage that you select. It may not be greater than 100%.

     We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

     The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

    We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

     For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 3.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

     The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address. "Good order" means the actual receipt by us of the instructions relating to a transaction in writing—or, when appropriate, by telephone or facsimile, or electronically—along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

     Distribution and Principal Underwriting Agreement. Our affiliate, TCI, serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies, effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below).

     Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies. A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

     The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2008 was, on average 59% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

     To the extent permitted by FINRA rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

     Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

     Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

     WGS receives a 5% expense allowance on first year variable life target premiums paid for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

     Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

     Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

     In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

     Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

     Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $950 to $ 20,000 in 2008 for the sales of the Western Reserve’s insurance products.

     During 2008, we had entered into “preferred product” arrangements with ISI, WGS, Broker Dealer Financial Services, Inc., Coordinated Capital Securities, Inc., First Founder Securities, Inc., Girard Securities, Inc., H. Beck, Inc., Harbour Investments, Inc., IMS Securities, Inc., Next Financial Group, Inc., Packerland Brokerage Services, Inc., Summit Brokerage Services, Inc., and Workman Securities Corporation. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2008
Broker Dealer Financial Services Corp	$ 3,250
Coordinated Capital Securities, Inc.	$2,000
First Founders Securities, Inc.	$10,000
Girard Securities, Inc.	$14,000
H. Beck, Inc.	$18,000
Harbour Investments, Inc.	$10,000
IMS Securities, Inc.	$ 950
Next Financial Group, Inc.	$20,000
Packerland Brokerage Services, Inc.	$3,500
Summit Brokerage Services, Inc.	$ 5,000
Workman Securities Corporation	$10,000

     No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

     The financial statements of Western Reserve and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

     Ownership Rights
     Our Right to Contest the Policy
     Suicide Exclusion

     Misstatement of Age or Gender
     Modifying the Policy
     Mixed and Shared Funding
     Addition, Deletion, or Substitution of Portfolios
Additional Information
     Additional Information about Western Reserve and the Separate Account
     Legal Matters
     Variations in Policy Provisions
     Personalized Illustrations of Policy Benefits
     Sale of the Policies
     Report to Owners
     Records
     Independent Registered Public Accounting Firm
     Experts
     Financial Statements
Underwriters
     Underwriting Standards
IMSA
Performance Data
     Other Performance Data in Advertising Sales Literature
     Western Reserve’s Published Ratings
Index to Financial Statements

     WRL Series Life Account
     Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 9008, Clearwater, Florida, 33758-9008. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1-727-299-1620 (for all other requests). Our administrative office serves as the recipient of all website ( www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. , payments through direct deposit, debit transfers, and forms of e-commerce payments) and any claims forms. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, or non-claims correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account

An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was applied for in the State of New Jersey before September 22, 2008 and issued before January 1, 2009.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds

Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order

An instruction that is received by the Company that is sufficiently complete and clear along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

indebtedness	Outstanding loan payments plus accrued interest at the time your Policy lapsed.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age

The insured's age on his or her birthday nearest to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse

When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address

Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, and all non-claims related correspondence and notices must be sent to this address.

maturity date

The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

maximum fixed account value

For Policies Applied for On/Or After September 22, 2008: The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights).

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest as of such date.

no lapse date

For a Policy issued to any insured ages 0-60, the no lapse date is the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date

The date generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date coverage goes into effect. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date stated in your policy is as long as we estimate your free look period to last. In all other states, the reallocation date is the later of the policy date or the record date.

record date	The date we record your Policy on our books. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected is shown on the Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, Company (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDICES A-1 & B-1
FOR POLICIES APPLIED FOR ON OR AFTER

SEPTEMBER 22, 2008
(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Appendix A-1

Surrender Charge Per Thousand of Specified Amount Segment

(Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.47	n/a	n/a	11.99	n/a	n/a
1	12.55	n/a	n/a	12.07	n/a	n/a
2	12.65	n/a	n/a	12.17	n/a	n/a
3	12.78	n/a	n/a	12.27	n/a	n/a
4	12.91	n/a	n/a	12.38	n/a	n/a
5	13.06	n/a	n/a	12.49	n/a	n/a
6	13.21	n/a	n/a	12.62	n/a	n/a
7	13.37	n/a	n/a	12.75	n/a	n/a
8	13.54	n/a	n/a	12.88	n/a	n/a
9	13.72	n/a	n/a	13.03	n/a	n/a
10	13.91	n/a	n/a	13.18	n/a	n/a
11	14.12	n/a	n/a	13.34	n/a	n/a
12	14.33	n/a	n/a	13.51	n/a	n/a
13	14.55	n/a	n/a	13.69	n/a	n/a
14	14.79	n/a	n/a	13.87	n/a	n/a
15	15.02	n/a	n/a	14.06	n/a	n/a
16	15.27	n/a	n/a	14.26	n/a	n/a
17	15.51	n/a	n/a	14.48	n/a	n/a
18		15.76	14.28		14.69	13.45
19		16.01	14.45		14.92	13.62
20		16.28	14.64		15.15	13.78
21		16.55	14.83		15.39	13.96
22		16.83	15.04		15.66	14.16
23		17.12	15.26		15.93	14.35
24		17.42	15.49		16.22	14.56
25		17.74	15.73		16.52	14.78
26		18.07	15.99		16.83	15.00
27		18.42	16.25		17.17	15.25
28		18.77	16.52		17.51	15.50
29		19.16	16.82		17.88	15.77
30		19.56	17.13		18.26	16.05
31		20.00	17.47		18.67	16.35
32		20.46	17.81		19.10	16.66
33		20.96	18.20		19.55	16.98
34		21.47	18.60		20.02	17.33
35		22.03	19.02		20.51	17.69
36		22.61	19.47		21.02	18.06
37		23.23	19.93		21.56	18.46
38		23.79	20.44		22.12	18.88
39		24.48	20.97		22.73	19.32

Surrender Charge Per Thousand of Specified Amount Segment

(Based on the gender and rate class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	26.57	22.35	24.39	20.41
41	27.45	23.01	25.14	20.95
42	28.37	23.70	25.95	21.53
43	29.34	24.44	26.80	22.14
44	30.33	25.22	27.70	22.78
45	31.44	26.04	28.66	23.47
46	32.56	26.90	29.67	24.18
47	33.75	27.83	30.75	24.94
48	34.92	28.80	31.88	25.75
49	36.10	29.83	33.07	26.60
50	37.78	30.94	34.32	27.49
51	39.32	32.14	35.62	28.43
52	40.96	33.41	37.00	29.43
53	42.69	34.75	38.44	30.47
54	44.53	36.19	39.95	31.58
55	46.46	37.70	41.53	32.75
56	48.48	39.32	43.18	33.98
57	50.61	41.03	44.93	35.28
58	52.85	42.85	46.76	36.64
59	55.25	44.80	48.69	38.10
60	57.00	46.89	50.72	39.63
61	57.00	49.12	52.86	41.25
62	57.00	51.51	55.14	42.98
63	57.00	54.03	57.00	44.82
64	57.00	56.72	57.00	46.78
65	57.00	57.00	57.00	48.87
66	57.00	57.00	57.00	51.12
67	57.00	57.00	57.00	53.52
68	57.00	57.00	57.00	56.08
69	57.00	57.00	57.00	57.00
70	57.00	57.00	57.00	57.00
71	57.00	57.00	57.00	57.00
72	57.00	57.00	57.00	57.00
73	57.00	57.00	57.00	57.00
74	57.00	57.00	57.00	57.00
75	57.00	57.00	57.00	57.00
76	57.00	57.00	57.00	57.00
77	57.00	57.00	57.00	57.00
78	57.00	57.00	57.00	57.00
79	57.00	57.00	57.00	57.00
80	57.00	57.00	57.00	57.00
81	57.00	57.00	57.00	57.00
82	57.00	57.00	57.00	57.00
83	57.00	57.00	57.00	57.00
84	56.80	57.00	57.00	57.00
85	56.59	57.00	57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Appendix B-1

Illustrations

     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 98 on a Policy for an insured who is a 31 year old male in the Ultimate Select rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $652, a $100,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

     The illustration for the representative insured on page 99 is based on the same factors as those on page 98, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Mortality Table).

     The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration reflects the current charges for the Policy and the guaranteed illustration reflects the guaranteed charges for a Policy. These fees are:

(1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 1.50% of the average net assets of the subaccounts during the first 15 Policy years; we may reduce this charge to 0.75% (annually) in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year;
(2) the estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23% of the portfolios’ gross average daily net assets. The 1.23% gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2008for the portfolios to calculate the gross average annual expense level; and
(3) the premium expense charge (6.0% of all premium payments during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4% on Policies with a specified amount in force of $250,000 - $499,999, and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and monthly deductions using the current monthly Policy charge.

     The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

     We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – “Inquiries.”)

WRL FREEDOM ELITE BUILDER
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 31
Specified Amount     $100,000                              Ultimate Select Class

Annual Premium     $652                          Option Type A

Using Current Cost of Insurance Rates

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,000	100,000	100,000	380	410	430
2	100,000	100,000	100,000	751	835	892
3	100,000	100,000	100,000	1,111	1,272	1,387
4	100,000	100,000	100,000	1,460	1,723	1,917
5	100,000	100,000	100,000	1,798	2,187	2,484
6	100,000	100,000	100,000	2,122	2,661	3,088
7	100,000	100,000	100,000	2,433	3,147	3,732
8	100,000	100,000	100,000	2,728	3,641	4,414
9	100,000	100,000	100,000	3,007	4,145	5,140
10	100,000	100,000	100,000	3,272	4,657	5,911
15	100,000	100,000	100,000	4,396	7,399	10,627
20	100,000	100,000	100,000	5,145	10,540	17,477
25	100,000	100,000	100,000	5,656	14,239	27,523
30 (Age 61)	100,000	100,000	100,000	5,237	17,900	41,739
35 (Age 66)	100,000	100,000	100,000	3,993	21,642	62,635
40 (Age 71)	100,000	100,000	108,092	1,433	25,087	93,993
45 (Age 76)	*	100,000	147,752	*	27,928	140,716
50 (Age 81)	*	100,000	219,709	*	29,093	209,247
55 (Age 86)	*	100,000	324,258	*	26,500	308,818
60 (Age 91)	*	100,000	475,284	*	16,151	452,652
65 (Age 96)	*	*	665,735	*	*	665,735
69 (Age 100)	*	*	908,928	*	*	908,928
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	5,145	10,540	17,477
2	-	-	-	25	5,656	14,239	27,523
3	-	-	-	30 (Age 61)	5,237	17,900	41,739
4	-	-	170	35 (Age 66)	3,993	21,642	62,635
5	69	457	755	40 (Age 71)	1,433	25,087	93,993
6	550	1,089	1,516	45 (Age 76)	*	27,928	140,716
7	1,036	1,750	2,334	50 (Age 81)	*	29,093	209,247
8	1,505	2,418	3,191	55 (Age 86)	*	26,500	308,818
9	1,959	3,096	4,092	60 (Age 91)	*	16,151	452,652
10	2,398	3,783	5,037	65 (Age 96)	*	*	665,735
15	4,396	7,399	10,627	69 (Age 100)	*	*	908,928
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM ELITE BUILDER
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 31

Specified Amount     $100,000                              Ultimate Select Class

Annual Premium     $652                              Option Type A

Using Guaranteed Cost of Insurance Rates

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,000	100,000	100,000	380	410	430
2	100,000	100,000	100,000	726	808	865
3	100,000	100,000	100,000	1,059	1,217	1,330
4	100,000	100,000	100,000	1,382	1,637	1,826
5	100,000	100,000	100,000	1,693	2,069	2,357
6	100,000	100,000	100,000	1,991	2,509	2,920
7	100,000	100,000	100,000	2,276	2,960	3,520
8	100,000	100,000	100,000	2,545	3,416	4,156
9	100,000	100,000	100,000	2,799	3,881	4,831
10	100,000	100,000	100,000	3,038	4,353	5,547
15	100,000	100,000	100,000	4,035	6,859	9,908
20	100,000	100,000	100,000	4,463	9,327	15,632
25	100,000	100,000	100,000	4,155	11,541	23,167
30 (Age 61)	100,000	100,000	100,000	2,506	12,757	32,804
35 (Age 66)	*	100,000	100,000	*	11,802	45,156
40 (Age 71)	*	100,000	100,000	*	6,697	61,585
45 (Age 76)	*	*	100,000	*	*	85,328
50 (Age 81)	*	*	128,289	*	*	122,180
55 (Age 86)	*	*	181,378	*	*	172,741
60 (Age 91)	*	*	251,476	*	*	239,501
65 (Age 96)	*	*	336,709	*	*	336,709
69 (Age 100)	*	*	448,202	*	*	448,202
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	4,463	9,327	15,632
2	-	-	-	25	4,155	11,541	23,167
3	-	-	-	30 (Age 61)	2,506	12,757	32,804
4	-	-	79	35 (Age 66)	*	11,802	45,156
5	-	339	627	40 (Age 71)	*	6,697	61,585
6	419	937	1,348	45 (Age 76)	*	*	85,328
7	878	1,562	2,123	50 (Age 81)	*	*	122,180
8	1,322	2,193	2,933	55 (Age 86)	*	*	172,741
9	1,751	2,833	3,783	60 (Age 91)	*	*	239,501
10	2,165	3,479	4,673	65 (Age 96)	*	*	336,709
15	4,035	6,859	9,908	69 (Age 100)	*	*	448,202

* In the absence of an additional payment, the Policy would lapse.

APPENDICES A-2 and B-2
FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 and ISSUED BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix A-2

Surrender Charge Per Thousand of Specified Amount Segment

(Based on the gender and rate class of the insured)

Issue Male Male Juvenile Female Female
Age Non-Tobacco Tobacco Non-Tobacco Tobacco Tobacco

0 N/A N/A 11.76 N/A N/A
1 N/A N/A 8.16 N/A N/A
2 N/A N/A 8.16 N/A N/A
3 N/A N/A 7.92 N/A N/A
4 N/A N/A 7.68 N/A N/A
5 N/A N/A 7.68 N/A N/A
6 N/A N/A 7.68 N/A N/A
7 N/A N/A 7.68 N/A N/A
8 N/A N/A 7.68 N/A N/A
9 N/A N/A 7.68 N/A N/A
10 N/A N/A 7.68 N/A N/A
11 N/A N/A 7.68 N/A N/A
12 N/A N/A 7.68 N/A N/A
13 N/A N/A 7.92 N/A N/A
14 N/A N/A 8.16 N/A N/A
15 N/A N/A 8.40 N/A N/A
16 N/A N/A 8.52 N/A N/A
17 N/A N/A 8.88 N/A N/A
18 8.72 9.20 8.72 9.20
19 8.84 9.32 8.84 9.32
20 8.96 9.44 8.96 9.44
21 9.16 9.88 9.16 9.64
22 9.32 10.04 9.32 9.80
23 9.52 10.24 9.52 10.00
24 9.68 10.40 9.68 10.40
25 9.88 10.84 9.88 10.60
26 10.56 11.28 10.32 11.04
27 11.00 11.72 10.76 11.48
28 11.40 12.12 11.16 12.12
29 12.08 12.80 11.84 12.56
30 12.52 13.24 12.28 13.00
31 13.04 14.00 12.80 13.52
32 13.76 14.48 13.52 14.24
33 14.28 15.24 14.04 14.76
34 14.76 15.96 14.52 15.48
35 15.52 16.48 15.28 16.00
36 16.20 17.40 15.96 16.92
37 17.20 18.40 16.72 17.92
38 18.12 19.56 17.64 18.60
39 19.08 20.76 18.36 19.56

Surrender Charge Per Thousand of Specified Amount Segment

(Based on the gender and rate class of the insured)

Male Issue Age	Male- Non-Tobacco	Male - Tobacco	Female- Non-Tobacco	Female- Tobacco

40                                  20.28                21.96                  19.32                           20.52

41                                  21.64                23.56                   20.68                          22.12
42                                  23.08                25.24                   22.12                          23.80
43                                  24.44                27.08                   23.15                          25.40
44                                  26.04                29.16                   23.86                          26.96
45                                  27.44                31.04                   24.59                          27.83
46                                  28.72                32.80                   25.38                          28.76
47                                  29.84                34.56                   26.22                          29.73
48                                  31.00                36.32                   27.11                          30.75
49                                  32.24                38.32                   28.04                          31.84
50                                  33.56                40.56                   29.05                          32.99
51                                  34.98                42.56                   30.11                          34.20
52                                  36.49                45.24                   31.24                          35.48
53                                  38.10                47.68                   32.45                          36.84
54                                  39.83                50.84                   33.72                         38.28
55                                  41.68                53.28                   35.09                         39.79
56                                  43.63                55.79                   36.54                         41.39
57                                  45.74                57.00                   38.08                         43.06
58                                  47.98                57.00                   39.74                         44.88
59                                  50.38                57.00                   41.54                         46.85
60                                  52.97                57.00                   43.47                         48.97
61                                  55.74                57.00                   45.57                         51.26
62                                  57.00                57.00                   47.82                         53.73
63                                  57.00                57.00                   50.26                         56.41
64                                  57.00                57.00                   52.88                         57.00
65                                  57.00                57.00                   55.68                         57.00
66 and over                    57.00                57.00                   57.00                         57.00

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix B-2

Illustrations

     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 104 on a Policy for an insured who is a 31 year old male in the Ultimate Select rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $652, a $100,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

     The illustration for the representative insured on page 105 is based on the same factors as those on page 104, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Table).

     The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration reflects the current charges for the Policy and the guaranteed illustration reflects the guaranteed charges for a Policy. These fees are:

(1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.60% (annually) after the first 15 Policy years). We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(2) the estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23% of the portfolios’ gross average daily net assets. The 1.23% gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2008 for the portfolios to calculate the gross average annual expense level; and

(3) the premium expense charge (6.0% of all premium payments during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4% on Policies with a specified amount in force of $250,000 - $499,999, and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and monthly deductions using the current monthly Policy charge.

     The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

     We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – “Inquiries.”)

WRL FREEDOM ELITE BUILDER
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 31
Specified Amount     $100,000                              Ultimate Select Class

Annual Premium     $652                          Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,000	100,000	100,000	399	429	450
2	100,000	100,000	100,000	788	873	932
3	100,000	100,000	100,000	1,166	1,333	1,452
4	100,000	100,000	100,000	1,536	1,809	2,011
5	100,000	100,000	100,000	1,894	2,300	2,611
6	100,000	100,000	100,000	2,241	2,807	3,255
7	100,000	100,000	100,000	2,575	3,329	3,945
8	100,000	100,000	100,000	2,899	3,867	4,685
9	100,000	100,000	100,000	3,204	4,415	5,474
10	100,000	100,000	100,000	3,491	4,972	6,313
15	100,000	100,000	100,000	4,669	7,943	11,470
20	100,000	100,000	100,000	5,343	11,280	18,968
25	100,000	100,000	100,000	5,965	15,492	30,420
30 (Age 61)	100,000	100,000	100,000	5,953	20,239	47,464
35 (Age 66)	100,000	100,000	100,000	5,085	25,491	73,252
40 (Age 71)	100,000	100,000	129,539	2,861	31,052	112,643
45 (Age 76)	*	100,000	180,452	*	36,903	171,859
50 (Age 81)	*	100,000	273,556	*	42,539	260,529
55 (Age 86)	*	100,000	411,709	*	47,073	392,104
60 (Age 91)	*	100,000	615,557	*	49,158	586,245
65 (Age 96)	*	100,000	879,682	*	47,937	879,682
69 (Age 100)	*	100,000	1,220,612	*	25,725	1,220,612

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	5,343	11,280	18,968
2	-	-	-	25	5,965	15,492	30,420
3	-	29	148	30 (Age 61)	5,953	20,239	47,464
4	232	505	707	35 (Age 66)	5,085	25,491	73,252
5	590	996	1,307	40 (Age 71)	2,861	31,052	112,643
6	1,067	1,634	2,081	45 (Age 76)	*	36,903	171,859
7	1,532	2,286	2,902	50 (Age 81)	*	42,539	260,529
8	1,986	2,954	3,773	55 (Age 86)	*	47,073	392,104
9	2,422	3,632	4,691	60 (Age 91)	*	49,158	586,245
10	2,839	4,320	5,661	65 (Age 96)	*	47,937	879,682
15	4,669	7,943	11,470	69 (Age 100)	*	25,725	1,220,612
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM ELITE BUILDER
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 31

Specified Amount     $100,000                              Ultimate Select Class

Annual Premium     $652                              Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,000	100,000	100,000	399	429	450
2	100,000	100,000	100,000	755	840	898
3	100,000	100,000	100,000	1,099	1,261	1,377
4	100,000	100,000	100,000	1,430	1,694	1,889
5	100,000	100,000	100,000	1,747	2,136	2,433
6	100,000	100,000	100,000	2,050	2,588	3,014
7	100,000	100,000	100,000	2,337	3,047	3,630
8	100,000	100,000	100,000	2,606	3,513	4,284
9	100,000	100,000	100,000	2,857	3,985	4,977
10	100,000	100,000	100,000	3,089	4,461	5,712
15	100,000	100,000	100,000	4,020	6,989	10,218
20	100,000	100,000	100,000	4,321	9,547	16,416
25	100,000	100,000	100,000	3,545	11,625	24,690
30 (Age 61)	100,000	100,000	100,000	914	12,291	35,627
35 (Age 66)	*	100,000	100,000	*	9,773	50,307
40 (Age 71)	*	100,000	100,000	*	229	71,137
45 (Age 76)	*	*	109,939	*	*	104,704
50 (Age 81)	*	*	163,416	*	*	155,635
55 (Age 86)	*	*	238,545	*	*	227,186
60 (Age 91)	*	*	341,166	*	*	324,920
65 (Age 96)	*	*	473,818	*	*	473,818
69 (Age 100)	*	*	651,374	*	*	651,374
	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23 (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	4,321	9,547	16,416
2	-	-	-	25	3,545	11,625	24,690
3	-	-	73	30 (Age 61)	914	12,291	35,627
4	126	390	585	35 (Age 66)	*	9,773	50,307
5	443	832	1,129	40 (Age 71)	*	229	71,137
6	877	1,414	1,840	45 (Age 76)	*	*	104,704
7	1,293	2,004	2,587	50 (Age 81)	*	*	155,635
8	1,693	2,601	3,371	55 (Age 86)	*	*	227,186
9	2,074	3,203	4,195	60 (Age 91)	*	*	324,920
10	2,437	3,809	5,060	65 (Age 96)	*	*	473,818
15	4,020	6,989	10,218	69 (Age 100)	*	*	651,374

* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

     To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life
     570 Carillon Parkway
     St. Petersburg, Florida 33716
     1-800-851-9777
     Facsimile: 1-727-299-1620 (for interfund transfers – 1-727-299-1648)
     (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
     www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-58322/811-4420

AG08205-05/2009

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

WRL FREEDOM ELITE BUILDER®
issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
(727) 299-1800

Direct all payments by check and all correspondence and
notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Elite Builder® flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2009, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the
AEGON/Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products
Funds – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

WRL00193-05/2009

Table of Contents

The Policy - General Provisions     2

Ownership Rights     2

Our Right to Contest the Policy     2

Suicide Exclusion     3

Misstatement of Age or Gender     3

 Mixed and Shared Funding     3

Addition, Deletion, or Substitution of Portfolios     3

Additional Information     4

Additional Information about Western Reserve and the Separate Account     4

Legal Matters     4

Variations in Policy Provisions     5

Personalized Illustrations of Policy Benefits     5

Sale of the Policies     5

 Reports to Owners     5

Records     6

Independent Registered Public Accounting Firm     6

Experts     6

Financial Statements     6

Underwriters     6

Underwriting Standards     6

IMSA     7

Performance Data     7

Other Performance Data in Advertising Sales Literature     7

Western Reserve's Published Ratings     7

Index to Financial Statements     7

WRL Series Life Account:     S-1

Western Reserve Life Assurance Co. of Ohio      G-1

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice to us in good order, at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

     A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy (or requested increase in specified amount) has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

Suicide Exclusion

     If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

     If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be limited to its cost of insurance.

Misstatement of Age or Gender

     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

     Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund’s Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Western Reserve and the Separate Account

     Western Reserve is a stock life insurance company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

     Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

      Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

     Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

     In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

     The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

     We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, TCI serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal years 2007 and 2006, before TCI replaced our affiliate, AFSG Securities Corporation (“AFSG”) as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $21,215,096 and $70,977,287, respectively. The amount paid to TCI for the period May 1, 2007 through December 31, 2007, in connection with all Policies sold through the separate account, was $44,112,185. During fiscal year 2008, the amount paid to TCI in connection with all Policies sold through the separate account was $47,040,038. AFSG and TCI passed through to selling firms, and did not retain, any portion of any commissions they received. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG) and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

     We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2008, and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

     Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

     Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

     Western Reserve's statutory-basis financial statements and schedules at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

     The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

     The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any increase in specified amount, and underwriting class. We currently place insureds into the following underwriting classes:

•	ultimate select (preferred) non-tobacco use;
•	select (non-preferred) non-tobacco use;
•	ultimate standard (preferred) tobacco use;
•	standard (non-preferred) tobacco use; and
•	juvenile-under 18.

     We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

IMSA

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune) ;

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

WRL Series Life Account:

Report of Independent Registered Public Accounting Firm, dated March 25, 2009

Statements of Assets and Liabilities at December 31, 2008
Statements of Operations for the year ended December 31, 2008
Statements of Changes in Net Assets for the years ended December 31, 2008 and 2007
Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

Report of Independent Registered Public Accounting Firm, dated (date 2009)

Balance Sheets Statutory-Basis at December 31, 2008 and 2007
Statements of Operations Statutory-Basis for the years ended December 31, 2008, 2007 and 2006
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2008, 2007 and 2006
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2008, 2007 and 2006
Notes to Financial Statements--Statutory-Basis
Statutory-Basis Financial Statement Schedules

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the WRL Series Life Account

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (comprised of the Transamerica JPMorgan Core Bond VP, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica International Moderate Growth VP, Transamerica MFS International Equity VP, Transamerica Capital Guardian U.S. Equity VP, Transamerica Capital Guardian Value VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Federated Market Opportunity VP, Transamerica Science & Technology VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica JPMorgan Enhanced Index VP, Transamerica Marsico Growth VP, Transamerica BlackRock Large Cap Value VP, Transamerica MFS High Yield VP, Transamerica Munder Net50 VP, Transamerica PIMCO Total Return VP, Transamerica Legg Mason Partners All Cap VP, Transamerica T. Rowe Price Equity Income VP, Transamerica T. Rowe Price Small Cap VP, Transamerica Templeton Global VP, Transamerica Third Avenue Value VP, Transamerica Balanced VP, Transamerica Convertible Securities VP, Transamerica Equity VP, Transamerica Growth Opportunities VP, Transamerica Money Market VP, Transamerica Small/MidCap Value VP, Transamerica U.S. Government Securities VP, Transamerica Value Balanced VP, Transamerica Van Kampen Mid-Cap Growth VP, Transamerica Index 50 VP, Transamerica Index 75 VP, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap, Access VP High Yield, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP Ultra Small-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Falling U.S. Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, ProFund VP Short International, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities and Fidelity VIP Index 500 subaccounts) as of December 31, 2008, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2008, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 25, 2009

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	4,249,903.498	4,499,839.771	29,583,534.267	28,177,581.283
Cost	$ 50,663,035	$ 47,245,445	$ 338,173,322	$ 331,671,164

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 50,786,347	$ 37,303,672	$ 194,363,820	$ 229,929,063
Receivable for units sold	5	-	-	2,107
Total assets	50,786,352	37,303,672	194,363,820	229,931,170

Liabilities
Payable for units redeemed	-	4,337	256	-
	$ 50,786,352	$ 37,299,335	$ 94,363,564	$ 229,931,170

Net Assets:
Deferred annuity contracts
terminable by owners	$ 50,786,352	$ 37,299,335	$ 94,363,564	$ 229,931,170
Total net assets	$ 50,786,352	$ 37,299,335	$ 194,363,564	$ 229,931,170

Accumulation units outstanding:
M&E - 0.90%	1,385,002	3,017,230	14,678,104	16,417,443
M&E - 0.75%	186,672	341,301	5,252,151	5,456,318
M&E - 0.00%	286	6,118	51,301	69,781
M&E - 1.50%	47	294	1,822	3,977

Accumulation unit value:
M&E - 0.90%	$ 35.020967	$ 1.145331	$ 9.701650	$ 0.509528
M&E - 0.75%	$ 12.205998	$ 10.596197	$ 9.824725	$ 10.416946
M&E - 0.00%	$ 11.369629	$ 8.563181	$ 6.788673	$ 7.506094
M&E - 1.50%	$ 10.272113	$ 8.224675	$ 6.881551	$ 7.452775

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica Asset Allocation - Moderate VP	Transamerica International Moderate Growth VP	Transamerica MFS International Equity VP	Transamerica Capital Guardian US Equity VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	8,875,670.841	1,111,929.560	7,485,981.067	272,125.728
Cost	$ 100,864,852	$ 11,427,830	$ 63,121,640	$ 2,438,426

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 74,200,608	$ 7,472,167	$ 37,280,186	$ 1,281,712
Receivable for units sold	652	3	-	1
Total assets	74,201,260	7,472,170	37,280,186	1,281,713

Liabilities
Payable for units redeemed	-	-	99	-
	$ 74,201,260	$ 7,472,170	$ 37,280,087	$ 1,281,713

Net Assets:
Deferred annuity contracts
terminable by owners	$ 74,201,260	$ 7,472,170	$ 37,280,087	$ 1,281,713
Total net assets	$ 74,201,260	$ 7,472,170	$ 37,280,087	$ 1,281,713

Accumulation units outstanding:
M&E - 0.90%	5,476,925	646,035	3,794,182	159,767
M&E - 0.75%	1,266,848	395,961	6,509	919
M&E - 0.00%	12,266	12,498	6	888
M&E - 1.50%	459	463	373	-

Accumulation unit value:
M&E - 0.90%	$ 11.049930	$ 7.069717	$ 9.813748	$ 7.952786
M&E - 0.75%	$ 10.717144	$ 7.097876	$ 6.489796	$ 6.139467
M&E - 0.00%	$ 8.233158	$ 7.292654	$ 6.522370	$ 6.170355
M&E - 1.50%	$ 7.933200	$ 7.036737	$ 7.129773	$ 6.978347

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica Capital Guardian Value VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP	Transamerica Science & Technology VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	222,965.969	4,566,630.929	5,730,947.167	3,620,914.049
Cost	$ 4,037,757	$ 79,081,488	$ 86,405,073	$ 17,088,055

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 2,109,258	$ 35,802,386	$ 76,622,764	$ 9,450,586
Receivable for units sold	2	-	-	31
Total assets	2,109,260	35,802,386	76,622,764	9,450,617

Liabilities
Payable for units redeemed	-	265	2,328	-
	$ 2,109,260	$ 35,802,121	$ 76,620,436	$ 9,450,617

Net Assets:
Deferred annuity contracts
terminable by owners	$ 2,109,260	$ 35,802,121	$ 76,620,436	$ 9,450,617
Total net assets	$ 2,109,260	$ 35,802,121	$ 76,620,436	$ 9,450,617

Accumulation units outstanding:
M&E - 0.90%	208,672	1,933,639	2,318,674	3,185,850
M&E - 0.75%	39,660	181,607	455,851	70,676
M&E - 0.00%	3,324	4,078	2,171	2,764
M&E - 1.50%	3	1,068	14	31

Accumulation unit value:
M&E - 0.90%	$ 8.373031	$ 17.361890	$ 30.755078	$ 2.792099
M&E - 0.75%	$ 8.639412	$ 12.112581	$ 11.601175	$ 7.580627
M&E - 0.00%	$ 5.830206	$ 5.803895	$ 9.633044	$ 7.033994
M&E - 1.50%	$ 7.485218	$ 6.638974	$ 8.980597	$ 6.393279

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica Marsico Growth VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	843,540.260	152,637.861	1,403,224.969	3,499,562.195
Cost	$ 11,371,916	$ 2,121,714	$ 14,408,559	$ 56,603,019

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 7,802,747	$ 1,243,999	$ 10,355,800	$ 38,810,145
Receivable for units sold	-	2	111	-
Total assets	7,802,747	1,244,001	10,355,911	38,810,145

Liabilities
Payable for units redeemed	1,014	-	-	615
	$ 7,801,733	$ 1,244,001	$ 10,355,911	$ 38,809,530

Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,801,733	$ 1,244,001	$ 10,355,911	$ 38,809,530
Total net assets	$ 7,801,733	$ 1,244,001	$ 10,355,911	$ 38,809,530

Accumulation units outstanding:
M&E - 0.90%	659,236	122,365	1,380,025	2,068,927
M&E - 0.75%	3,394	21,462	72,655	103,092
M&E - 0.00%	-	26	1,778	7,692
M&E - 1.50%	-	-	22	356

Accumulation unit value:
M&E - 0.90%	$ 11.783686	$ 8.600666	$ 7.027104	$ 18.149115
M&E - 0.75%	$ 9.872983	$ 8.918190	$ 8.878294	$ 11.665426
M&E - 0.00%	$ -	$ 6.777392	$ 7.388869	$ 7.158778
M&E - 1.50%	$ -	$ 7.236194	$ 6.900056	$ 7.470872

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica MFS High Yield VP	Transamerica Munder Net50 VP	Transamerica PIMCO Total Return VP	Transamerica Legg Mason Partners All Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	156,527.674	1,393,390.885	1,733,163.544	3,241,904.056
Cost	$ 1,258,308	$ 13,089,042	$ 19,863,434	$ 40,609,110

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 918,817	$ 6,966,954	$ 18,475,523	$ 24,087,347
Receivable for units sold	-	-	-	-
Total assets	918,817	6,966,954	18,475,523	24,087,347

Liabilities
Payable for units redeemed	-	1,051	2	590
	$ 918,817	$ 6,965,903	$ 18,475,521	$ 24,086,757

Net Assets:
Deferred annuity contracts
terminable by owners	$ 918,817	$ 6,965,903	$ 18,475,521	$ 24,086,757
Total net assets	$ 918,817	$ 6,965,903	$ 18,475,521	$ 24,086,757

Accumulation units outstanding:
M&E - 0.90%	69,559	1,016,221	1,366,059	2,247,438
M&E - 0.75%	23,451	65,157	128,870	48,915
M&E - 0.00%	1,680	687	6,883	6,897
M&E - 1.50%	-	39	-	-

Accumulation unit value:
M&E - 0.90%	$ 9.847976	$ 6.334182	$ 12.384243	$ 10.503779
M&E - 0.75%	$ 9.408055	$ 8.040709	$ 11.520877	$ 8.865693
M&E - 0.00%	$ 7.842151	$ 6.988209	$ 10.639140	$ 6.740679
M&E - 1.50%	$ 7.581136	$ 6.596048	$ 9.724432	$ 7.192237

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica T. Rowe Price Equity Income VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Templeton Global VP	Transamerica Third Avenue Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,981,395.187	2,645,977.683	11,128,702.534	7,265,446.788
Cost	$ 32,804,437	$ 26,174,574	$ 261,913,764	$ 123,609,302

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 16,505,022	$ 13,944,302	$ 153,798,669	$ 61,756,298
Receivable for units sold	212	117	-	2,442
Total assets	16,505,234	13,944,419	153,798,669	61,758,740

Liabilities
Payable for units redeemed	-	-	318	-
	$ 16,505,234	$ 13,944,419	$ 153,798,351	$ 61,758,740

Net Assets:
Deferred annuity contracts
terminable by owners	$ 16,505,234	$ 13,944,419	$ 153,798,351	$ 61,758,740
Total net assets	$ 16,505,234	$ 13,944,419	$ 153,798,351	$ 61,758,740

Accumulation units outstanding:
M&E - 0.90%	1,794,859	1,507,084	8,082,863	3,357,862
M&E - 0.75%	103,187	136,002	177,577	306,602
M&E - 0.00%	3,838	83	10,866	13,193
M&E - 1.50%	5	-	43	1,124

Accumulation unit value:
M&E - 0.90%	$ 8.621935	$ 8.458890	$ 18.814607	$ 17.419557
M&E - 0.75%	$ 9.726436	$ 8.790842	$ 9.284293	$ 10.362239
M&E - 0.00%	$ 6.879917	$ 7.104083	$ 6.764536	$ 6.193222
M&E - 1.50%	$ 7.462544	$ 6.819095	$ 6.630354	$ 6.648425

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica Balanced VP	Transamerica Convertible Securities VP	Transamerica Equity VP	Transamerica Growth Opportunities VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	442,314.994	449,881.038	32,492,405.920	4,633,364.564
Cost	$ 5,222,607	$ 4,904,408	$ 822,319,274	$ 71,826,715

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 3,706,600	$ 2,793,761	$ 486,736,241	$ 35,862,242
Receivable for units sold	1,706	66	296	-
Total assets	3,708,306	2,793,827	486,736,537	35,862,242

Liabilities
Payable for units redeemed	-	-	-	1,547
	$ 3,708,306	$ 2,793,827	$ 486,736,537	$ 35,860,695

Net Assets:
Deferred annuity contracts
terminable by owners	$ 3,708,306	$ 2,793,827	$ 486,736,537	$ 35,860,695
Total net assets	$ 3,708,306	$ 2,793,827	$ 486,736,537	$ 35,860,695

Accumulation units outstanding:
M&E - 0.90%	333,440	237,304	49,362,224	3,380,011
M&E - 0.75%	29,268	28,573	463,948	131,924
M&E - 0.00%	6	258	8,202	884
M&E - 1.50%	5	29	941	144

Accumulation unit value:
M&E - 0.90%	$ 10.239191	$ 10.600586	$ 9.771856	$ 10.198795
M&E - 0.75%	$ 10.047303	$ 9.662401	$ 9.305877	$ 10.468514
M&E - 0.00%	$ 7.807174	$ 7.693978	$ 6.394678	$ 7.455580
M&E - 1.50%	$ 7.535072	$ 6.902165	$ 6.472692	$ 7.038976

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica Money Market VP	Transamerica Small/MidCap Value VP	Transamerica U.S. Government Securities VP	Transamerica Value Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	106,465,003.160	1,318,683.304	1,684,090.699	10,648,193.807
Cost	$ 106,465,003	$ 26,758,374	$ 20,545,934	$ 134,726,487

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 106,465,003	$ 15,296,726	$ 21,286,906	$ 91,467,985
Receivable for units sold	302	10	-	-
Total assets	106,465,305	15,296,736	21,286,906	91,467,985

Liabilities
Payable for units redeemed	-	-	-	48
	$ 106,465,305	$ 15,296,736	$ 21,286,906	$ 91,467,937

Net Assets:
Deferred annuity contracts
terminable by owners	$ 106,465,305	$ 15,296,736	$ 21,286,906	$ 91,467,937
Total net assets	$ 106,465,305	$ 15,296,736	$ 21,286,906	$ 91,467,937

Accumulation units outstanding:
M&E - 0.90%	4,421,474	1,127,666	1,261,807	5,062,183
M&E - 0.75%	1,088,263	265,697	429,359	39,235
M&E - 0.00%	1,260	5,876	4,149	1,364
M&E - 1.50%	165	2,348	221	6

Accumulation unit value:
M&E - 0.90%	$ 21.301316	$ 10.921429	$ 12.711691	$ 17.989320
M&E - 0.75%	$ 11.271892	$ 10.996790	$ 12.104896	$ 9.996962
M&E - 0.00%	$ 10.837603	$ 7.686599	$ 11.455941	$ 7.649702
M&E - 1.50%	$ 10.021718	$ 5.975130	$ 10.468880	$ 7.520268

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica Van Kampen Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	12,654,100.668	13,000.045	19,149.358	45,648.370
Cost	$ 303,364,244	$ 102,138	$ 167,603	$ 825,539

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 171,969,228	$ 107,640	$ 139,982	$ 864,124
Receivable for units sold	-	-	2	-
Total assets	171,969,228	107,640	139,984	864,124

Liabilities
Payable for units redeemed	750	-	-	227
	$ 171,968,478	$ 107,640	$ 139,984	$ 863,897

Net Assets:
Deferred annuity contracts
terminable by owners	$ 171,968,478	$ 107,640	$ 139,984	$ 863,897
Total net assets	$ 171,968,478	$ 107,640	$ 139,984	$ 863,897

Accumulation units outstanding:
M&E - 0.90%	6,783,097	12,925	18,948	102,911
M&E - 0.75%	115,678	150	312	16,024
M&E - 0.00%	2,732	3	3	-
M&E - 1.50%	76	-	2	3

Accumulation unit value:
M&E - 0.90%	$ 25.211522	$ 8.230487	$ 7.266233	$ 7.259718
M&E - 0.75%	$ 8.100949	$ 8.238683	$ 7.273482	$ 7.287342
M&E - 0.00%	$ 6.851235	$ 8.280000	$ 7.310000	$ 6.653757
M&E - 1.50%	$ 6.139565	$ 8.706569	$ 7.852876	$ 7.163132

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	34,728,852.930	143,788.991	260,693.074	78,446.066
Cost	$ 34,728,853	$ 1,614,770	$ 4,669,880	$ 1,394,351

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 34,728,853	$ 1,539,980	$ 4,619,481	$ 1,393,202
Receivable for units sold	1,592	3,485	776	3,010
Total assets	34,730,445	1,543,465	4,620,257	1,396,212

Liabilities
Payable for units redeemed	-	-	-	-
	$ 34,730,445	$ 1,543,465	$ 4,620,257	$ 1,396,212

Net Assets:
Deferred annuity contracts
terminable by owners	$ 34,730,445	$ 1,543,465	$ 4,620,257	$ 1,396,212
Total net assets	$ 34,730,445	$ 1,543,465	$ 4,620,257	$ 1,396,212

Accumulation units outstanding:
M&E - 0.90%	2,504,147	178,990	377,905	156,138
M&E - 0.75%	811,998	24,113	28,827	43,643
M&E - 0.00%	1	-	4,260	196
M&E - 1.50%	-	-	-	-

Accumulation unit value:
M&E - 0.90%	$ 10.463441	$ 7.595978	$ 11.223047	$ 6.976554
M&E - 0.75%	$ 10.503028	$ 7.624865	$ 11.265684	$ 7.003096
M&E - 0.00%	$ 10.534986	$ 6.856594	$ 12.734344	$ 6.467984
M&E - 1.50%	$ 9.943386	$ 6.586579	$ 10.991984	$ 7.304007

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	408,451.489	13,458.857	47,034.319	55,636.666
Cost	$ 10,117,669	$ 229,711	$ 2,820,069	$ 371,518

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 10,141,850	$ 219,649	$ 1,826,813	$ 432,297
Receivable for units sold	117	7	59	-
Total assets	10,141,967	219,656	1,826,872	432,297

Liabilities
Payable for units redeemed	-	-	-	34
	$ 10,141,967	$ 219,656	$ 1,826,872	$ 432,263

Net Assets:
Deferred annuity contracts
terminable by owners	$ 10,141,967	$ 219,656	$ 1,826,872	$ 432,263
Total net assets	$ 10,141,967	$ 219,656	$ 1,826,872	$ 432,263

Accumulation units outstanding:
M&E - 0.90%	923,134	34,639	216,766	58,430
M&E - 0.75%	100,983	1,287	70,652	49,186
M&E - 0.00%	2	633	11	-
M&E - 1.50%	-	-	145	-

Accumulation unit value:
M&E - 0.90%	$ 9.901889	$ 6.007191	$ 6.350986	$ 4.014395
M&E - 0.75%	$ 9.914286	$ 6.014748	$ 6.358969	$ 4.019470
M&E - 0.00%	$ 9.976772	$ 6.052780	$ 6.399188	$ 4.045041
M&E - 1.50%	$ 9.752608	$ 6.237657	$ 5.876056	$ 4.624466

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	17,708.486	6,947.357	22,065.697	8,319.458
Cost	$ 539,649	$ 136,467	$ 465,057	$ 155,745

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 456,525	$ 140,059	$ 445,065	$ 154,992
Receivable for units sold	7	1	5	4
Total assets	456,532	140,060	445,070	154,996

Liabilities
Payable for units redeemed	-	-	-	-
	$ 456,532	$ 140,060	$ 445,070	$ 154,996

Net Assets:
Deferred annuity contracts
terminable by owners	$ 456,532	$ 140,060	$ 445,070	$ 154,996
Total net assets	$ 456,532	$ 140,060	$ 445,070	$ 154,996

Accumulation units outstanding:
M&E - 0.90%	46,874	19,360	42,667	17,092
M&E - 0.75%	14,108	469	8,435	4,126
M&E - 0.00%	17	-	505	242
M&E - 1.50%	8	7	-	-

Accumulation unit value:
M&E - 0.90%	$ 7.481180	$ 7.060069	$ 8.621734	$ 7.220372
M&E - 0.75%	$ 7.490558	$ 7.068930	$ 8.632556	$ 7.229439
M&E - 0.00%	$ 7.537860	$ 7.113620	$ 8.687044	$ 7.275181
M&E - 1.50%	$ 7.186101	$ 7.878391	$ 9.195826	$ 7.875522

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	25,244.533	41,958.540	22,998.460	15,716.857
Cost	$ 805,997	$ 743,064	$ 507,309	$ 879,271

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 759,860	$ 727,561	$ 388,444	$ 618,458
Receivable for units sold	242	61	32	53
Total assets	760,102	727,622	388,476	618,511

Liabilities
Payable for units redeemed	-	-	-	-
	$ 760,102	$ 727,622	$ 388,476	$ 618,511

Net Assets:
Deferred annuity contracts
terminable by owners	$ 760,102	$ 727,622	$ 388,476	$ 618,511
Total net assets	$ 760,102	$ 727,622	$ 388,476	$ 618,511

Accumulation units outstanding:
M&E - 0.90%	46,636	115,525	53,905	96,112
M&E - 0.75%	36,995	29,124	10,860	15,900
M&E - 0.00%	26	30	-	-
M&E - 1.50%	-	9	1	103

Accumulation unit value:
M&E - 0.90%	$ 9.080781	$ 5.027614	$ 5.996874	$ 5.514951
M&E - 0.75%	$ 9.092165	$ 5.033930	$ 6.004411	$ 5.521895
M&E - 0.00%	$ 9.149490	$ 5.065815	$ 6.042382	$ 5.556857
M&E - 1.50%	$ 8.912185	$ 5.635835	$ 6.472289	$ 6.456407

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	4,722.901	61,439.242	90,006.041	24,281.119
Cost	$ 56,861	$ 1,265,682	$ 3,331,495	$ 1,136,336

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 58,611	$ 1,245,988	$ 4,253,685	$ 607,514
Receivable for units sold	3	82	243	97
Total assets	58,614	1,246,070	4,253,928	607,611

Liabilities
Payable for units redeemed	-	-	-	-
	$ 58,614	$ 1,246,070	$ 4,253,928	$ 607,611

Net Assets:
Deferred annuity contracts
terminable by owners	$ 58,614	$ 1,246,070	$ 4,253,928	$ 607,611
Total net assets	$ 58,614	$ 1,246,070	$ 4,253,928	$ 607,611

Accumulation units outstanding:
M&E - 0.90%	6,656	86,659	244,680	98,070
M&E - 0.75%	2,355	8,529	38,855	31,439
M&E - 0.00%	12	3,081	2	20
M&E - 1.50%	-	-	1	24

Accumulation unit value:
M&E - 0.90%	$ 6.494548	$ 12.675777	$ 15.000450	$ 4.688636
M&E - 0.75%	$ 6.502701	$ 12.691626	$ 15.019193	$ 4.694538
M&E - 0.00%	$ 6.543783	$ 12.771516	$ 15.113639	$ 4.724287
M&E - 1.50%	$ 6.707273	$ 13.026291	$ 14.861985	$ 4.761801

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	35,120.174	69,252.121	66,336.249	42,941.978
Cost	$ 719,680	$ 2,142,279	$ 441,199	$ 855,522

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 555,601	$ 2,165,514	$ 448,433	$ 783,691
Receivable for units sold	15	189	72	10
Total assets	555,616	2,165,703	448,505	783,701

Liabilities
Payable for units redeemed	-	-	-	-
	$ 555,616	$ 2,165,703	$ 448,505	$ 783,701

Net Assets:
Deferred annuity contracts
terminable by owners	$ 555,616	$ 2,165,703	$ 448,505	$ 783,701
Total net assets	$ 555,616	$ 2,165,703	$ 448,505	$ 783,701

Accumulation units outstanding:
M&E - 0.90%	77,521	302,962	54,203	81,347
M&E - 0.75%	26,913	60,339	3,850	39,405
M&E - 0.00%	-	1,379	-	539
M&E - 1.50%	152	351	2	5

Accumulation unit value:
M&E - 0.90%	$ 5.308638	$ 5.931092	$ 7.724867	$ 6.458127
M&E - 0.75%	$ 5.315336	$ 5.938541	$ 7.734543	$ 6.466250
M&E - 0.00%	$ 5.349115	$ 5.976149	$ 7.783335	$ 6.507160
M&E - 1.50%	$ 6.810715	$ 6.379222	$ 8.221187	$ 6.751723

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP Short Emerging Markets	ProFund VP Short International	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	52,234.770	45,262.182	876,382.674	509,024.685
Cost	$ 2,028,380	$ 2,027,829	$ 22,571,142	$ 11,955,325

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,686,661	$ 1,837,645	$ 13,268,434	$ 6,617,321
Receivable for units sold	126	38	9,784	203
Total assets	1,686,787	1,837,683	13,278,218	6,617,524

Liabilities
Payable for units redeemed	-	-	-	-
	$ 1,686,787	$ 1,837,683	$ 13,278,218	$ 6,617,524

Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,686,787	$ 1,837,683	$ 13,278,218	$ 6,617,524
Total net assets	$ 1,686,787	$ 1,837,683	$ 13,278,218	$ 6,617,524

Accumulation units outstanding:
M&E - 0.90%	112,995	118,118	1,489,388	776,801
M&E - 0.75%	15,336	25,553	-	-
M&E - 0.00%	-	-	-	-
M&E - 1.50%	81	1	-	-

Accumulation unit value:
M&E - 0.90%	$ 13.134333	$ 12.787938	$ 8.915216	$ 8.518943
M&E - 0.75%	$ 13.150772	$ 12.803946	$ -	$ -
M&E - 0.00%	$ 13.233629	$ 12.884637	$ -	$ -
M&E - 1.50%	$ 12.206635	$ 11.973479	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	230,050.095	56,124.882
Cost	$ 4,613,355	$ 7,952,024

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 2,282,097	$ 5,528,301
Receivable for units sold	-	2
Total assets	2,282,097	5,528,303

Liabilities
Payable for units redeemed	8,516	-
	$ 2,273,581	$ 5,528,303

Net Assets:
Deferred annuity contracts
terminable by owners	$ 2,273,581	$ 5,528,303
Total net assets	$ 2,273,581	$ 5,528,303

Accumulation units outstanding:
M&E - 0.90%	491,716	258,210
M&E - 0.75%	-	368,701
M&E - 0.00%	-	5,086
M&E - 1.50%	-	-

Accumulation unit value:
M&E - 0.90%	$ 4.623767	$ 8.447176
M&E - 0.75%	$ -	$ 8.984076
M&E - 0.00%	$ -	$ 6.826290
M&E - 1.50%	$ -	$ 7.186751

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 2,307,636	$ 1,219,138	$ 8,074,332	$ 9,380,193
Expenses
Administrative, mortality and
expense risk charge	463,043	340,867	2,359,351	2,661,857
Net investment income (loss)	1,844,593	878,271	5,714,981	6,718,336

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	2,217,229	49,556,796	33,549,320
Proceeds from sales	15,053,994	7,832,432	36,692,967	39,080,660
Cost of investments sold	15,454,391	9,358,504	43,013,389	42,604,550
Net realized capital gains (losses) on investments	(400,397)	691,157	43,236,374	30,025,430

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(537,969)	704,879	39,426,274	55,636,643
End of period	123,312	(9,941,773)	(143,809,502)	(101,742,101)
Net change in unrealized appreciation/depreciation
of investments	661,281	(10,646,652)	(183,235,776)	(157,378,744)

Net realized and unrealized capital gains (losses)
on investments	260,884	(9,955,495)	(139,999,402)	(127,353,314)

Increase (decrease) in net assets from operations	$ 2,105,477	$ (9,077,224)	$(134,284,421)	$ 120,634,978)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica Asset Allocation - Moderate VP	Transamerica International Moderate Growth VP	Transamerica MFS International Equity VP	Transamerica Capital Guardian US Equity VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 3,322,337	$ 213,379	$ 2,834,266	$ 42,975

Administrative, mortality and
expense risk charge	834,530	75,179	486,659	14,129
Net investment income (loss)	2,487,807	138,200	2,347,607	28,846

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	9,132,508	315,244	4,326,708	343,122
Proceeds from sales	16,414,335	2,278,281	10,682,207	193,965
Cost of investments sold	18,656,054	2,563,537	12,709,566	248,857
Net realized capital gains (losses) on investments	6,890,789	29,988	2,299,349	288,230

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	12,068,323	280,505	1,824,005	(17,271)
End of period	(26,664,244)	(3,955,663)	(25,841,454)	(1,156,714)
Net change in unrealized appreciation/depreciation
of investments	(38,732,567)	(4,236,168)	(27,665,459)	(1,139,443)

Net realized and unrealized capital gains (losses)
on investments	(31,841,778)	(4,206,180)	(25,366,110)	(851,213)

Increase (decrease) in net assets from operations	$ (29,353,971)	$ (4,067,980)	$ (23,018,503)	$ (822,367)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica Capital Guardian Value VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP	Transamerica Science & Technology VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 210,806	$ 3,841,977	$ 4,115,714	$ -
Expenses
Administrative, mortality and
expense risk charge	26,032	518,435	785,608	141,967
Net investment income (loss)	184,774	3,323,542	3,330,106	(141,967)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	225,148	13,820,027	-	859,522
Proceeds from sales	705,942	16,494,924	17,054,737	6,843,534
Cost of investments sold	986,439	19,780,556	18,860,412	6,443,805
Net realized capital gains (losses) on investments	(55,349)	10,534,395	(1,805,675)	1,259,251

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(327,636)	75,687	(3,043,841)	4,164,856
End of period	(1,928,499)	(43,279,102)	(9,782,309)	(7,637,469)
Net change in unrealized appreciation/depreciation
of investments	(1,600,863)	(43,354,789)	(6,738,468)	(11,802,325)

Net realized and unrealized capital gains (losses)
on investments	(1,656,212)	(32,820,394)	(8,544,143)	(10,543,074)

Increase (decrease) in net assets from operations	$ (1,471,438)	$ (29,496,852)	$ (5,214,037)	$ (10,685,041)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica Marsico Growth VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 162,811	$ 96,377	$ 126,070	$ 504,659
Expenses
Administrative, mortality and
expense risk charge	103,712	15,042	139,959	479,696
Net investment income (loss)	59,099	81,335	(13,889)	24,963

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,329,777	259,553	442,185	6,369,655
Proceeds from sales	2,972,896	670,168	5,194,429	10,477,487
Cost of investments sold	3,103,384	685,290	4,217,639	10,718,654
Net realized capital gains (losses) on investments	1,199,289	244,431	1,418,975	6,128,488

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	2,145,053	202,658	5,392,816	10,467,715
End of period	(3,569,169)	(877,715)	(4,052,759)	(17,792,874)
Net change in unrealized appreciation/depreciation
of investments	(5,714,222)	(1,080,373)	(9,445,575)	(28,260,589)

Net realized and unrealized capital gains (losses)
on investments	(4,514,933)	(835,942)	(8,026,600)	(22,132,101)

Increase (decrease) in net assets from operations	$ (4,455,834)	$ (754,607)	$ (8,040,489)	$ (22,107,138)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica MFS High Yield VP	Transamerica Munder Net50 VP	Transamerica PIMCO Total Return VP	Transamerica Legg Mason Partners All Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 124,180	$ 462,792	$ 1,146,972	$ 733,800
Expenses
Administrative, mortality and
expense risk charge	10,175	99,477	169,818	313,018
Net investment income (loss)	114,005	363,315	977,154	420,782

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	10,870	2,389,433	8,664	4,931,942
Proceeds from sales	866,755	5,155,258	7,967,551	6,195,433
Cost of investments sold	980,099	5,147,072	7,926,899	7,356,081
Net realized capital gains (losses) on investments	(102,474)	2,397,619	49,316	3,771,294

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	2,808	2,869,614	565,272	2,758,396
End of period	(339,491)	(6,122,088)	(1,387,911)	(16,521,763)
Net change in unrealized appreciation/depreciation
of investments	(342,299)	(8,991,702)	(1,953,183)	(19,280,159)

Net realized and unrealized capital gains (losses)
on investments	(444,773)	(6,594,083)	(1,903,867)	(15,508,865)

Increase (decrease) in net assets from operations	$ (330,768)	$ (6,230,768)	$ (926,713)	$ (15,088,083)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica T. Rowe Price Equity Income VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Templeton Global VP	Transamerica Third Avenue Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 850,765	$ 333,024	$ 4,515,376	$ 4,849,949
Expenses
Administrative, mortality and
expense risk charge	210,397	170,073	2,097,395	854,307
Net investment income (loss)	640,368	162,951	2,417,981	3,995,642

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	6,840,514	3,997,793	-	27,640,823
Proceeds from sales	5,166,546	4,020,362	27,950,543	19,897,720
Cost of investments sold	7,472,510	5,512,221	34,236,152	23,051,754
Net realized capital gains (losses) on investments	4,534,550	2,505,934	(6,285,609)	24,486,789

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(962,206)	(1,188,056)	16,939,061	13,821,418
End of period	(16,299,415)	(12,230,272)	(108,115,095)	(61,853,004)
Net change in unrealized appreciation/depreciation
of investments	(15,337,209)	(11,042,216)	(125,054,156)	(75,674,422)

Net realized and unrealized capital gains (losses)
on investments	(10,802,659)	(8,536,282)	(131,339,765)	(51,187,633)

Increase (decrease) in net assets from operations	$ (10,162,291)	$ (8,373,331)	$(128,921,784)	$ (47,191,991)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica Balanced VP	Transamerica Convertible Securities VP	Transamerica Equity VP	Transamerica Growth Opportunities VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 95,928	$ 261,904	$ 1,779,834	$ 1,960,554
Expenses
Administrative, mortality and
expense risk charge	47,128	39,864	6,812,836	475,286
Net investment income (loss)	48,800	222,040	(5,033,002)	1,485,268

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	421,131	760,369	30,090,216	13,749,019
Proceeds from sales	2,126,451	3,014,777	85,567,265	10,105,206
Cost of investments sold	2,032,823	3,735,141	97,037,441	14,347,251
Net realized capital gains (losses) on investments	514,759	40,005	18,620,040	9,506,974

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	1,082,820	158,479	122,818,225	2,485,853
End of period	(1,516,007)	(2,110,647)	(335,583,033)	(35,964,473)
Net change in unrealized appreciation/depreciation
of investments	(2,598,827)	(2,269,126)	(458,401,258)	(38,450,326)

Net realized and unrealized capital gains (losses)
on investments	(2,084,068)	(2,229,121)	(439,781,218)	(28,943,352)

Increase (decrease) in net assets from operations	$ (2,035,268)	$ (2,007,081)	$(444,814,220)	$ (27,458,084)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica Money Market VP	Transamerica Small/MidCap Value VP	Transamerica U.S. Government Securities VP	Transamerica Value Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 1,847,490	$ 422,048	$ 241,455	$ 5,836,402
Expenses
Administrative, mortality and
expense risk charge	715,009	187,332	72,006	1,111,860
Net investment income (loss)	1,132,481	234,716	169,449	4,724,542

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	(838)	2,384,338	-	10,365,722
Proceeds from sales	27,780,301	4,760,107	3,431,195	18,318,996
Cost of investments sold	27,780,301	5,181,618	3,367,050	20,173,297
Net realized capital gains (losses) on investments	(838)	1,962,827	64,145	8,511,421

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	1,815,348	14,944	14,115,745
End of period	-	(11,461,648)	740,972	(43,258,502)
Net change in unrealized appreciation/depreciation
of investments	-	(13,276,996)	726,028	(57,374,247)

Net realized and unrealized capital gains (losses)
on investments	(838)	(11,314,169)	790,173	(48,862,826)

Increase (decrease) in net assets from operations	$ 1,131,643	$ (11,079,453)	$ 959,622	$ (44,138,284)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Transamerica Van Kampen Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP	ProFund VP Bull
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount
Net investment income (loss)
Income:
Dividends	$ 5,793,577	$ -	$ -	$ -
Expenses
Administrative, mortality and
expense risk charge	2,477,528	197	588	11,304
Net investment income (loss)	3,316,049	(197)	(588)	(11,304)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	7,681
Proceeds from sales	32,802,586	44,475	14,391	15,509,697
Cost of investments sold	39,572,052	48,126	18,233	16,009,381
Net realized capital gains (losses) on investments	(6,769,466)	(3,651)	(3,842)	(492,003)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	24,536,756	-	-	(14,022)
End of period	(131,395,016)	5,502	(27,621)	38,585
Net change in unrealized appreciation/depreciation
of investments	(155,931,772)	5,502	(27,621)	52,607

Net realized and unrealized capital gains (losses)
on investments	(162,701,238)	1,851	(31,463)	(439,396)

Increase (decrease) in net assets from operations	$ 159,385,189)	$ 1,654	$ (32,051)	$ (450,700)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 274,976	$ -	$ 78,184	$ 3,259
Expenses
Administrative, mortality and
expense risk charge	298,527	20,504	24,254	15,797
Net investment income (loss)	(23,551)	(20,504)	53,930	(12,538)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	118,672
Proceeds from sales	134,329,909	20,947,987	64,144,721	26,243,313
Cost of investments sold	134,329,909	22,706,331	63,802,031	26,626,018
Net realized capital gains (losses) on investments	-	(1,758,344)	342,690	(264,033)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	(107,124)	(14,326)	(12,313)
End of period	-	(74,790)	(50,399)	(1,149)
Net change in unrealized appreciation/depreciation
of investments	-	32,334	(36,073)	11,164

Net realized and unrealized capital gains (losses)
on investments	-	(1,726,010)	306,617	(252,869)

Increase (decrease) in net assets from operations	$ (23,551)	$ (1,746,514)	$ 360,547	$ (265,407)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount(1)	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 218,013	$ 4,054	$ -	$ 3,606
Expenses
Administrative, mortality and
expense risk charge	17,193	1,145	24,655	6,209
Net investment income (loss)	200,820	2,909	(24,655)	(2,603)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	28,395	194,349	-
Proceeds from sales	20,509,044	648,352	10,384,514	52,456,235
Cost of investments sold	21,132,577	776,092	11,452,753	52,524,598
Net realized capital gains (losses) on investments	(623,533)	(99,345)	(873,890)	(68,363)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	24,181	(10,062)	(993,256)	60,779
Net change in unrealized appreciation/depreciation
of investments	24,181	(10,062)	(993,256)	60,779

Net realized and unrealized capital gains (losses)
on investments	(599,352)	(109,407)	(1,867,146)	(7,584)

Increase (decrease) in net assets from operations	$ (398,532)	$ (106,498)	$ (1,891,801)	$ (10,187)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 14,934	$ -	$ 6,122	$ -
Expenses:
Administrative, mortality and
expense risk charge	7,370	247	1,688	715
Net investment income (loss)	7,564	(247)	4,434	(715)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	14,871	-	-	12,162
Proceeds from sales	4,228,062	128,003	469,446	443,509
Cost of investments sold	4,293,600	144,482	512,439	539,412
Net realized capital gains (losses) on investments	(50,667)	(16,479)	(42,993)	(83,741)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	(83,124)	3,592	(19,992)	(753)
Net change in unrealized appreciation/depreciation
of investments	(83,124)	3,592	(19,992)	(753)

Net realized and unrealized capital gains (losses)
on investments	(133,791)	(12,887)	(62,985)	(84,494)

Increase (decrease) in net assets from operations	$ (126,227)	$ (13,134)	$ (58,551)	$ (85,209)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$ 2,438	$ 9,902	$ 4,472	$ 7,813
Expenses:
Administrative, mortality and
expense risk charge	41,226	9,589	2,660	4,902
Net investment income (loss)	(38,788)	313	1,812	2,911

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,334	530	-	96,686
Proceeds from sales	24,152,958	7,568,475	873,765	1,235,839
Cost of investments sold	24,965,249	8,488,325	1,002,815	1,558,027
Net realized capital gains (losses) on investments	(810,957)	(919,320)	(129,050)	(225,502)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	(46,137)	(15,503)	(118,865)	(260,813)
Net change in unrealized appreciation/depreciation
of investments	(46,137)	(15,503)	(118,865)	(260,813)

Net realized and unrealized capital gains (losses)
on investments	(857,094)	(934,823)	(247,915)	(486,315)

Increase (decrease) in net assets from operations	$ (895,882)	$ (934,510)	$ (246,103)	$ (483,404)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$ 10,598	$ 11,433	$ 11,250	$ 4,907
Expenses:
Administrative, mortality and
expense risk charge	441	3,455	7,224	17,714
Net investment income (loss)	10,157	7,978	4,026	(12,807)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	876,036	3,344,142	803,074	10,234,101
Cost of investments sold	916,749	3,240,834	787,860	11,164,964
Net realized capital gains (losses) on investments	(40,713)	103,308	15,214	(930,863)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	1,750	(19,694)	922,190	(528,822)
Net change in unrealized appreciation/depreciation
of investments	1,750	(19,694)	922,190	(528,822)

Net realized and unrealized capital gains (losses)
on investments	(38,963)	83,614	937,404	(1,459,685)

Increase (decrease) in net assets from operations	$ (28,806)	$ 91,592	$ 941,430	$ (1,472,492)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$ 6,852	$ 65,642	$ 6,342	$ 2,191
Expenses:
Administrative, mortality and
expense risk charge	3,294	12,700	2,835	2,186
Net investment income (loss)	3,558	52,942	3,507	5

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	145,229	35,041	-
Proceeds from sales	1,460,422	8,326,888	3,442,112	879,717
Cost of investments sold	1,720,071	9,955,886	3,919,681	1,060,511
Net realized capital gains (losses) on investments	(259,649)	(1,483,769)	(442,528)	(180,794)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	(164,079)	23,235	7,234	(71,831)
Net change in unrealized appreciation/depreciation
of investments	(164,079)	23,235	7,234	(71,831)

Net realized and unrealized capital gains (losses)
on investments	(423,728)	(1,460,534)	(435,294)	(252,625)

Increase (decrease) in net assets from operations	$ (420,170)	$ (1,407,592)	$ (431,787)	$ (252,620)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	ProFund VP Short Emerging Markets	ProFund VP Short International	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 604	$ 387	$ 154,243	$ 226,023
Expenses:
Administrative, mortality and
expense risk charge	5,717	5,422	179,420	92,031
Net investment income (loss)	(5,113)	(5,035)	(25,177)	133,992

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	609,737	11,113
Proceeds from sales	4,366,414	1,387,357	4,240,094	1,751,215
Cost of investments sold	4,189,833	1,227,084	4,749,145	2,042,386
Net realized capital gains (losses) on investments	176,581	160,273	100,686	(280,058)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	1,504,156	(72,559)
End of period	(341,719)	(190,184)	(9,302,708)	(5,338,004)
Net change in unrealized appreciation/depreciation
of investments	(341,719)	(190,184)	(10,806,864)	(5,265,445)

Net realized and unrealized capital gains (losses)
on investments	(165,138)	(29,911)	(10,706,178)	(5,545,503)

Increase (decrease) in net assets from operations	$ (170,251)	$ (34,946)	$ (10,731,355)	$ (5,411,511)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2008, Except as noted

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 5,106	$ 144,943
Expenses:
Administrative, mortality and
expense risk charge	39,590	47,534
Net investment income (loss)	(34,484)	97,409

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	59,627
Proceeds from sales	2,174,301	1,265,931
Cost of investments sold	1,900,118	1,310,235
Net realized capital gains (losses) on investments	274,183	15,323

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	1,213,455	348,614
End of period	(2,331,258)	(2,423,723)
Net change in unrealized appreciation/depreciation
of investments	(3,544,713)	(2,772,337)

Net realized and unrealized capital gains (losses)
on investments	(3,270,530)	(2,757,014)

Increase (decrease) in net assets from operations	$ (3,305,014)	$ (2,659,605)

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica JPMorgan Core Bond VP		Transamerica Asset Allocation - Conservative VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 1,844,593	$ 1,960,923	$ 878,271	$ 632,029
Net realized capital gains (losses)
on investments	(400,397)	(146,629)	691,157	1,598,086
Net change in unrealized appreciation/
depreciation of investments	661,281	847,582	(10,646,652)	(664,089)
Increase (decrease) in net assets
from operations	2,105,477	2,661,876	(9,077,224)	1,566,026

Contract transactions
Net contract purchase payments	13,128,489	4,992,947	22,585,791	5,262,014
Transfer payments from (to) other
subaccounts or general account	(3,681,745)	550,625	(40,978)	1,032,552
Contract terminations, withdrawals,
and other deductions	(3,330,951)	(2,305,909)	(1,871,996)	(2,175,865)
Contract maintenance charges	(4,562,667)	(4,072,761)	(3,038,137)	(2,035,298)
Increase (decrease) in net assets
from contract transactions	1,553,126	(835,098)	17,634,680	2,083,403
Net increase (decrease) in net assets	3,658,603	1,826,778	8,557,456	3,649,429

Net assets:
Beginning of the period	47,127,749	45,300,971	28,741,879	25,092,450
End of the period	$ 50,786,352	$ 47,127,749	$ 37,299,335	$ 28,741,879

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Asset Allocation - Growth VP		Transamerica Asset Allocation - Moderate Growth VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 5,714,981	$ 4,496,955	$ 6,718,336	$ 5,233,829
Net realized capital gains (losses)
on investments	43,236,374	15,732,905	30,025,430	11,869,072
Net change in unrealized appreciation/
depreciation of investments	(183,235,776)	(1,274,526)	(157,378,744)	4,896,598
Increase (decrease) in net assets
from operations	(134,284,421)	18,955,334	(120,634,978)	21,999,499

Contract transactions
Net contract purchase payments	45,175,320	83,125,984	49,335,315	79,242,009
Transfer payments from (to) other
subaccounts or general account	(5,449,608)	5,619,308	(7,637,959)	4,353,215
Contract terminations, withdrawals,
and other deductions	(19,118,991)	(13,520,685)	(20,447,280)	(17,556,207)
Contract maintenance charges	(29,832,085)	(28,724,820)	(34,021,939)	(33,593,712)
Increase (decrease) in net assets
from contract transactions	(9,225,364)	46,499,787	(12,771,863)	32,445,305
Net increase (decrease) in net assets	(143,509,785)	65,455,121	(133,406,841)	54,444,804

Net assets:
Beginning of the period	337,873,349	272,418,228	363,338,011	308,893,207
End of the period	$ 194,363,564	$ 337,873,349	$ 229,931,170	$ 363,338,011

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Asset Allocation - Moderate VP		Transamerica International Moderate Growth VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 2,487,807	$ 2,080,384	$ 138,200	$ 21,566
Net realized capital gains (losses)
on investments	6,890,789	3,984,293	29,988	146,575
Net change in unrealized appreciation/
depreciation of investments	(38,732,567)	486,176	(4,236,168)	143,709
Increase (decrease) in net assets
from operations	(29,353,971)	6,550,853	(4,067,980)	311,850

Contract transactions
Net contract purchase payments	18,655,902	20,734,184	4,234,840	4,841,314
Transfer payments from (to) other
subaccounts or general account	(293,991)	534,209	206,334	2,251,574
Contract terminations, withdrawals,
and other deductions	(7,240,255)	(4,804,700)	(379,110)	(185,957)
Contract maintenance charges	(10,913,718)	(10,173,042)	(1,231,791)	(574,665)
Increase (decrease) in net assets
from contract transactions	207,938	6,290,651	2,830,273	6,332,266
Net increase (decrease) in net assets	(29,146,033)	12,841,504	(1,237,707)	6,644,116

Net assets:
Beginning of the period	103,347,293	90,505,789	8,709,877	2,065,761
End of the period	$ 74,201,260	$ 103,347,293	$ 7,472,170	$ 8,709,877

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica MFS International Equity VP		Transamerica Capital Guardian US Equity VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 2,347,607	$ 40,985	$ 28,846	$ (3,250)
Net realized capital gains (losses)
on investments	2,299,349	15,406,353	288,230	177,887
Net change in unrealized appreciation/
depreciation of investments	(27,665,459)	(9,823,015)	(1,139,443)	(189,664)
Increase (decrease) in net assets
from operations	(23,018,503)	5,624,323	(822,367)	(15,027)

Contract transactions
Net contract purchase payments	289,726	6,047,099	564,800	131,558
Transfer payments from (to) other
subaccounts or general account	(2,151,679)	562,941	44,529	(30,493)
Contract terminations, withdrawals,
and other deductions	(3,272,719)	(3,180,309)	(38,532)	(23,038)
Contract maintenance charges	(3,741,320)	(4,177,806)	(118,771)	(115,426)
Increase (decrease) in net assets
from contract transactions	(8,875,992)	(748,075)	452,026	(37,399)
Net increase (decrease) in net assets	(31,894,495)	4,876,248	(370,341)	(52,426)

Net assets:
Beginning of the period	69,174,582	64,298,334	1,652,054	1,704,480
End of the period	$ 37,280,087	$ 69,174,582	$ 1,281,713	$ 1,652,054

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Capital Guardian Value VP		Transamerica Clarion Global Real Estate Securities VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 184,774	$ 8,005	$ 3,323,542	$ 5,659,889
Net realized capital gains (losses)
on investments	(55,349)	446,803	10,534,395	16,147,624
Net change in unrealized appreciation/
depreciation of investments	(1,600,863)	(753,445)	(43,354,789)	(29,421,649)
Increase (decrease) in net assets
from operations	(1,471,438)	(298,637)	(29,496,852)	(7,614,136)

Contract transactions
Net contract purchase payments	169,388	-	-	5,194,008
Transfer payments from (to) other
subaccounts or general account	4,478	(508,454)	(4,003,879)	(7,348,499)
Contract terminations, withdrawals,
and other deductions	(171,751)	(56,410)	(3,958,550)	(5,180,898)
Contract maintenance charges	(254,657)	(288,722)	(4,891,318)	(6,457,096)
Increase (decrease) in net assets
from contract transactions	(252,542)	(853,586)	(12,853,747)	(13,792,485)
Net increase (decrease) in net assets	(1,723,980)	(1,152,223)	(42,350,599)	(21,406,621)

Net assets:
Beginning of the period	3,833,240	4,985,463	78,152,720	99,559,341
End of the period	$ 2,109,260	$ 3,833,240	$ 35,802,121	$ 78,152,720

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Federated Market Opportunity VP		Transamerica Science & Technology VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 3,330,106	$ 2,727,191	$ (141,967)	$ (127,755)
Net realized capital gains (losses)
on investments	(1,805,675)	25,902	1,259,251	613,446
Net change in unrealized appreciation/
depreciation of investments	(6,738,468)	(4,311,830)	(11,802,325)	3,218,392
Increase (decrease) in net assets
from operations	(5,214,037)	(1,558,737)	(10,685,041)	3,704,083

Contract transactions
Net contract purchase payments	6,985,060	6,295,470	-	7,722,350
Transfer payments from (to) other
subaccounts or general account	(1,639,945)	(9,425,500)	(1,561,032)	3,756,288
Contract terminations, withdrawals,
and other deductions	(6,110,491)	(4,631,888)	(814,162)	(792,247)
Contract maintenance charges	(7,640,043)	(7,617,160)	(1,454,758)	(1,040,531)
Increase (decrease) in net assets
from contract transactions	(8,405,419)	(15,379,078)	(3,829,952)	9,645,860
Net increase (decrease) in net assets	(13,619,456)	(16,937,815)	(14,514,993)	13,349,943

Net assets:
Beginning of the period	90,239,892	107,177,707	23,965,610	10,615,667
End of the period	$ 76,620,436	$ 90,239,892	$ 9,450,617	$ 23,965,610

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica JPMorgan Mid Cap Value VP		Transamerica JPMorgan Enhanced Index VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 59,099	$ 11,999	$ 81,335	$ 8,532
Net realized capital gains (losses)
on investments	1,199,289	1,981,355	244,431	189,802
Net change in unrealized appreciation/
depreciation of investments	(5,714,222)	(1,546,531)	(1,080,373)	(132,218)
Increase (decrease) in net assets
from operations	(4,455,834)	446,823	(754,607)	66,116

Contract transactions
Net contract purchase payments	-	-	-	757,139
Transfer payments from (to) other
subaccounts or general account	(1,755,598)	(2,549,349)	15,995	(65,107)
Contract terminations, withdrawals,
and other deductions	(729,050)	(975,507)	(182,855)	(55,377)
Contract maintenance charges	(355,996)	(440,180)	(100,024)	(106,072)
Increase (decrease) in net assets
from contract transactions	(2,840,644)	(3,965,036)	(266,884)	530,583
Net increase (decrease) in net assets	(7,296,478)	(3,518,213)	(1,021,491)	596,699

Net assets:
Beginning of the period	15,098,211	18,616,424	2,265,492	1,668,793
End of the period	$ 7,801,733	$ 15,098,211	$ 1,244,001	$ 2,265,492

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Marsico Growth VP		Transamerica BlackRock Large Cap Value VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ (13,889)	$ (138,572)	$ 24,963	$ 33,279
Net realized capital gains (losses)
on investments	1,418,975	736,873	6,128,488	10,691,529
Net change in unrealized appreciation/
depreciation of investments	(9,445,575)	2,143,246	(28,260,589)	(8,122,488)
Increase (decrease) in net assets
from operations	(8,040,489)	2,741,547	(22,107,138)	2,602,320

Contract transactions
Net contract purchase payments	132,564	4,160,777	967,761	3,868,402
Transfer payments from (to) other
subaccounts or general account	97,158	591,244	(1,407,110)	(1,444,569)
Contract terminations, withdrawals,
and other deductions	(946,897)	(637,368)	(3,445,022)	(3,402,298)
Contract maintenance charges	(1,172,247)	(1,008,825)	(4,140,813)	(4,394,505)
Increase (decrease) in net assets
from contract transactions	(1,889,422)	3,105,828	(8,025,184)	(5,372,970)
Net increase (decrease) in net assets	(9,929,911)	5,847,375	(30,132,322)	(2,770,650)

Net assets:
Beginning of the period	20,285,822	14,438,447	68,941,852	71,712,502
End of the period	$ 10,355,911	$ 20,285,822	$ 38,809,530	$ 68,941,852

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica MFS High Yield VP		Transamerica Munder Net50 VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 114,005	$ 117,391	$ 363,315	$ (123,899)
Net realized capital gains (losses)
on investments	(102,474)	(100,206)	2,397,619	1,705,922
Net change in unrealized appreciation/
depreciation of investments	(342,299)	40,744	(8,991,702)	295,679
Increase (decrease) in net assets
from operations	(330,768)	57,929	(6,230,768)	1,877,702

Contract transactions
Net contract purchase payments	-	2,073,293	584,711	1,821,748
Transfer payments from (to) other
subaccounts or general account	47,871	(2,829,517)	(1,239,409)	1,406,981
Contract terminations, withdrawals,
and other deductions	(31,003)	(91,921)	(704,745)	(599,661)
Contract maintenance charges	(103,486)	(170,881)	(1,038,586)	(1,084,255)
Increase (decrease) in net assets
from contract transactions	(86,618)	(1,019,026)	(2,398,029)	1,544,813
Net increase (decrease) in net assets	(417,386)	(961,097)	(8,628,797)	3,422,515

Net assets:
Beginning of the period	1,336,203	2,297,300	15,594,700	12,172,185
End of the period	$ 918,817	$ 1,336,203	$ 6,965,903	$ 15,594,700

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica PIMCO Total Return VP		Transamerica Legg Mason Partners All Cap VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 977,154	$ 199,356	$ 420,782	$ 199,069
Net realized capital gains (losses)
on investments	49,316	359,931	3,771,294	3,310,168
Net change in unrealized appreciation/
depreciation of investments	(1,953,183)	449,229	(19,280,159)	(3,348,299)
Increase (decrease) in net assets
from operations	(926,713)	1,008,516	(15,088,083)	160,938

Contract transactions
Net contract purchase payments	7,612,348	3,328,951	1,717,760	4,030,008
Transfer payments from (to) other
subaccounts or general account	630,934	2,435	(1,058,966)	(2,036,228)
Contract terminations, withdrawals,
and other deductions	(935,201)	(730,457)	(2,523,799)	(2,314,616)
Contract maintenance charges	(1,477,812)	(886,629)	(3,057,845)	(3,359,021)
Increase (decrease) in net assets
from contract transactions	5,830,269	1,714,300	(4,922,850)	(3,679,857)
Net increase (decrease) in net assets	4,903,556	2,722,816	(20,010,933)	(3,518,919)

Net assets:
Beginning of the period	13,571,965	10,849,149	44,097,690	47,616,609
End of the period	$ 18,475,521	$ 13,571,965	$ 24,086,757	$ 44,097,690

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica T. Rowe Price Equity Income VP		Transamerica T. Rowe Price Small Cap VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 640,368	$ 393,100	$ 162,951	$ (206,182)
Net realized capital gains (losses)
on investments	4,534,550	3,308,308	2,505,934	2,155,920
Net change in unrealized appreciation/
depreciation of investments	(15,337,209)	(3,031,427)	(11,042,216)	(236,164)
Increase (decrease) in net assets
from operations	(10,162,291)	669,981	(8,373,331)	1,713,574

Contract transactions
Net contract purchase payments	285,905	2,946,962	2,114,024	2,563,431
Transfer payments from (to) other
subaccounts or general account	(440,792)	521,931	(373,836)	(85,936)
Contract terminations, withdrawals,
and other deductions	(1,272,881)	(1,540,150)	(1,066,713)	(1,388,265)
Contract maintenance charges	(1,708,700)	(1,758,033)	(1,535,904)	(1,544,166)
Increase (decrease) in net assets
from contract transactions	(3,136,468)	170,710	(862,429)	(454,936)
Net increase (decrease) in net assets	(13,298,759)	840,691	(9,235,760)	1,258,638

Net assets:
Beginning of the period	29,803,993	28,963,302	23,180,179	21,921,541
End of the period	$ 16,505,234	$ 29,803,993	$ 13,944,419	$ 23,180,179

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Templeton Global VP		Transamerica Third Avenue Value VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 2,417,981	$ 1,897,216	$ 3,995,642	$ 4,159,367
Net realized capital gains (losses)
on investments	(6,285,609)	353,804	24,486,789	25,329,779
Net change in unrealized appreciation/
depreciation of investments	(125,054,156)	37,063,596	(75,674,422)	(28,785,637)
Increase (decrease) in net assets
from operations	(128,921,784)	39,314,616	(47,191,991)	703,509

Contract transactions
Net contract purchase payments	14,754,535	28,796,215	910,266	8,947,313
Transfer payments from (to) other
subaccounts or general account	(4,409,694)	(7,117,588)	(3,460,705)	(5,708,582)
Contract terminations, withdrawals,
and other deductions	(14,053,037)	(15,915,952)	(5,480,877)	(6,651,083)
Contract maintenance charges	(20,249,251)	(20,591,918)	(6,964,709)	(7,894,808)
Increase (decrease) in net assets
from contract transactions	(23,957,447)	(14,829,243)	(14,996,025)	(11,307,160)
Net increase (decrease) in net assets	(152,879,231)	24,485,373	(62,188,016)	(10,603,651)

Net assets:
Beginning of the period	306,677,582	282,192,209	123,946,756	134,550,407
End of the period	$ 153,798,351	$ 306,677,582	$ 61,758,740	$ 123,946,756

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Balanced VP		Transamerica Convertible Securities VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 48,800	$ 13,441	$ 222,040	$ 32,313
Net realized capital gains (losses)
on investments	514,759	162,158	40,005	434,581
Net change in unrealized appreciation/
depreciation of investments	(2,598,827)	507,547	(2,269,126)	13,115
Increase (decrease) in net assets
from operations	(2,035,268)	683,146	(2,007,081)	480,009

Contract transactions
Net contract purchase payments	170,103	1,073,586	364,034	1,390,813
Transfer payments from (to) other
subaccounts or general account	(352,217)	514,637	265,054	235,493
Contract terminations, withdrawals,
and other deductions	(332,922)	(273,544)	(207,186)	(94,353)
Contract maintenance charges	(458,613)	(422,655)	(326,335)	(216,649)
Increase (decrease) in net assets
from contract transactions	(973,649)	892,024	95,567	1,315,304
Net increase (decrease) in net assets	(3,008,917)	1,575,170	(1,911,514)	1,795,313

Net assets:
Beginning of the period	6,717,223	5,142,053	4,705,341	2,910,028
End of the period	$ 3,708,306	$ 6,717,223	$ 2,793,827	$ 4,705,341

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Equity VP		Transamerica Growth Opportunities VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ (5,033,002)	$ (8,533,841)	$ 1,485,268	$ (525,370)
Net realized capital gains (losses)
on investments	18,620,040	49,307,298	9,506,974	4,343,036
Net change in unrealized appreciation/
depreciation of investments	(458,401,258)	97,518,672	(38,450,326)	8,015,033
Increase (decrease) in net assets
from operations	(444,814,220)	138,292,129	(27,458,084)	11,832,699

Contract transactions
Net contract purchase payments	58,486,824	81,314,312	2,846,901	10,230,614
Transfer payments from (to) other
subaccounts or general account	(11,991,221)	(41,804,393)	(2,251,994)	(2,359,509)
Contract terminations, withdrawals,
and other deductions	(46,823,205)	(54,642,782)	(3,201,616)	(2,989,052)
Contract maintenance charges	(71,786,987)	(74,045,073)	(4,448,119)	(4,308,179)
Increase (decrease) in net assets
from contract transactions	(72,114,589)	(89,177,936)	(7,054,828)	573,874
Net increase (decrease) in net assets	(516,928,809)	49,114,193	(34,512,912)	12,406,573

Net assets:
Beginning of the period	1,003,665,346	954,551,153	70,373,607	57,967,034
End of the period	$ 486,736,537	$ 1,003,665,346	$ 35,860,695	$ 70,373,607

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Money Market VP		Transamerica Small/MidCap Value VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 1,132,481	$ 2,199,996	$ 234,716	$ 24,025
Net realized capital gains (losses)
on investments	(838)	(17)	1,962,827	1,847,801
Net change in unrealized appreciation/
depreciation of investments	-	-	(13,276,996)	1,230,226
Increase (decrease) in net assets
from operations	1,131,643	2,199,979	(11,079,453)	3,102,052

Contract transactions
Net contract purchase payments	59,611,176	16,175,478	4,441,374	8,579,930
Transfer payments from (to) other
subaccounts or general account	6,494,412	4,991,135	915,693	2,714,815
Contract terminations, withdrawals,
and other deductions	(13,739,832)	(7,811,003)	(742,456)	(369,629)
Contract maintenance charges	(7,314,018)	(5,713,871)	(2,049,174)	(1,410,431)
Increase (decrease) in net assets
from contract transactions	45,051,738	7,641,739	2,565,437	9,514,685
Net increase (decrease) in net assets	46,183,381	9,841,718	(8,514,016)	12,616,737

Net assets:
Beginning of the period	60,281,924	50,440,206	23,810,752	11,194,015
End of the period	$ 106,465,305	$ 60,281,924	$ 15,296,736	$ 23,810,752

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica U.S. Government Securities VP		Transamerica Value Balanced VP
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ 169,449	$ 31,585	$ 4,724,542	$ 2,558,198
Net realized capital gains (losses)
on investments	64,145	(10,718)	8,511,421	3,956,229
Net change in unrealized appreciation/
depreciation of investments	726,028	29,595	(57,374,247)	2,273,248
Increase (decrease) in net assets
from operations	959,622	50,462	(44,138,284)	8,787,675

Contract transactions
Net contract purchase payments	19,363,175	636,871	5,035,269	10,442,659
Transfer payments from (to) other
subaccounts or general account	1,477,925	235,240	(2,837,860)	(3,805,461)
Contract terminations, withdrawals,
and other deductions	(1,205,545)	(124,111)	(7,894,276)	(7,962,858)
Contract maintenance charges	(684,791)	(84,082)	(10,942,961)	(11,188,844)
Increase (decrease) in net assets
from contract transactions	18,950,764	663,918	(16,639,828)	(12,514,504)
Net increase (decrease) in net assets	19,910,386	714,380	(60,778,112)	(3,726,829)

Net assets:
Beginning of the period	1,376,520	662,140	152,246,049	155,972,878
End of the period	$ 21,286,906	$ 1,376,520	$ 91,467,937	$ 152,246,049

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Van Kampen Mid-Cap Growth VP		Transamerica Index 50 VP		Transamerica Index 75 VP
	Subaccount		Subaccount		Subaccount
	2008	2007	2008(1)	2007	2008(1)	2007
Operations
Net investment income (loss)	$ 3,316,049	$(3,051,748)	$ (197)	$ -	$ (588)	$ -
Net realized capital gains (losses)
on investments	(6,769,466)	(722,021)	(3,651)	-	(3,842)	-
Net change in unrealized appreciation/
depreciation of investments	(155,931,772)	68,424,772	5,502	-	(27,621)	-
Increase (decrease) in net assets
from operations	(159,385,189)	64,651,003	1,654	-	(32,051)	-

Contract transactions
Net contract purchase payments	18,780,621	33,158,062	23,673	-	151,209	-
Transfer payments from (to) other
subaccounts or general account	(5,452,634)	(7,217,725)	83,335	-	24,779	-
Contract terminations, withdrawals,
and other deductions	(16,433,906)	(18,279,999)	-	-	(210)	-
Contract maintenance charges	(24,097,370)	(24,309,549)	(1,022)	-	(3,743)	-
Increase (decrease) in net assets
from contract transactions	(27,203,289)	(16,649,211)	105,986	-	172,035	-
Net increase (decrease) in net assets	(186,588,478)	48,001,792	107,640	-	139,984	-

Net assets:
Beginning of the period	358,556,956	310,555,164	-	-	-	-
End of the period	$ 71,968,478	$358,556,956	$ 107,640	$ -	$ 139,984	$ -

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP Bull		ProFund VP Money Market
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ (11,304)	$ (29,310)	$ (23,551)	$ 140,465
Net realized capital gains (losses)
on investments	(492,003)	(257,888)	-	-
Net change in unrealized appreciation/
depreciation of investments	52,607	28,489	-	-
Increase (decrease) in net assets
from operations	(450,700)	(258,709)	(23,551)	140,465

Contract transactions
Net contract purchase payments	-	4,220,565	-	4,564,705
Transfer payments from (to) other
subaccounts or general account	258,771	(10,852,649)	12,349,978	21,203,542
Contract terminations, withdrawals,
and other deductions	(43,110)	(145,578)	(2,129,563)	(550,441)
Contract maintenance charges	(73,628)	(228,764)	(1,980,578)	(312,098)
Increase (decrease) in net assets
from contract transactions	142,033	(7,006,426)	8,239,837	24,905,708
Net increase (decrease) in net assets	(308,667)	(7,265,135)	8,216,286	25,046,173

Net assets:
Beginning of the period	1,172,564	8,437,699	26,514,159	1,467,986
End of the period	$ 863,897	$ 1,172,564	$ 34,730,445	$ 26,514,159

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP NASDAQ-100		ProFund VP Short Small-Cap
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ (20,504)	$ (54,442)	$ 53,930	$ 244,235
Net realized capital gains (losses)
on investments	(1,758,344)	63,974	342,690	(1,074,677)
Net change in unrealized appreciation/
depreciation of investments	32,334	(91,622)	(36,073)	(15,888)
Increase (decrease) in net assets
from operations	(1,746,514)	(82,090)	360,547	(846,330)

Contract transactions
Net contract purchase payments	-	8,451,277	4,035,306	1,656,055
Transfer payments from (to) other
subaccounts or general account	(9,218,351)	3,976,956	(943,792)	868,713
Contract terminations, withdrawals,
and other deductions	(88,784)	(191,707)	(61,880)	(220,931)
Contract maintenance charges	(152,209)	(329,586)	(181,097)	(208,877)
Increase (decrease) in net assets
from contract transactions	(9,459,344)	11,906,940	2,848,537	2,094,960
Net increase (decrease) in net assets	(11,205,858)	11,824,850	3,209,084	1,248,630

Net assets:
Beginning of the period	12,749,323	924,473	1,411,173	162,543
End of the period	$ 1,543,465	$ 12,749,323	$ 4,620,257	$ 1,411,173

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP Small-Cap		Access VP High Yield		ProFund VP Europe 30
	Subaccount		Subaccount		Subaccount
	2008	2007	2008(1)	2007	2008(1)	2008(1)
Operations
Net investment income (loss)	$ (12,538)	$ (24,133)	$ 200,820	$ -	$ 2,909	$ -
Net realized capital gains (losses)
on investments	(264,033)	(891,222)	(623,533)	-	(99,345)	-
Net change in unrealized appreciation/
depreciation of investments	11,164	(20,283)	24,181	-	(10,062)	-
Increase (decrease) in net assets
from operations	(265,407)	(935,638)	(398,532)	-	(106,498)	-

Contract transactions
Net contract purchase payments	-	1,133,702	8,558,653	-	177,689	-
Transfer payments from (to) other
subaccounts or general account	50,383	(1,514,608)	2,177,410	-	158,997	-
Contract terminations, withdrawals,
and other deductions	(34,155)	(162,214)	(82,253)	-	(807)	-
Contract maintenance charges	(102,621)	(183,528)	(113,311)	-	(9,725)	-
Increase (decrease) in net assets
from contract transactions	(86,393)	(726,648)	10,540,499	-	326,154	-
Net increase (decrease) in net assets	(351,800)	(1,662,286)	10,141,967	-	219,656	-

Net assets:
Beginning of the period	1,748,012	3,410,298	-	-	-	-
End of the period	$ 1,396,212	$ 1,748,012	$10,141,967	$ -	$ 219,656	$ -

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Consumer Services
	Subaccount	Subaccount	Subaccount	Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$ (24,655)	$ (2,603)	$ 7,564	$ (247)
Net realized capital gains (losses)
on investments	(873,890)	(68,363)	(50,667)	(16,479)
Net change in unrealized appreciation/
depreciation of investments	(993,256)	60,779	(83,124)	3,592
Increase (decrease) in net assets
from operations	(1,891,801)	(10,187)	(126,227)	(13,134)

Contract transactions
Net contract purchase payments	2,832,166	1,813,225	649,865	136,028
Transfer payments from (to) other
subaccounts or general account	1,274,012	(1,340,799)	24,763	20,421
Contract terminations, withdrawals,
and other deductions	(152,703)	(367)	(35,299)	-
Contract maintenance charges	(234,802)	(29,609)	(56,570)	(3,255)
Increase (decrease) in net assets
from contract transactions	3,718,673	442,450	582,759	153,194
Net increase (decrease) in net assets	1,826,872	432,263	456,532	140,060

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ 1,826,872	$ 432,263	$ 456,532	$ 140,060

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value	ProFund VP Falling US Dollar	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$ 4,434	$ (715)	$ (38,788)	$ 313
Net realized capital gains (losses)
on investments	(42,993)	(83,741)	(810,957)	(919,320)
Net change in unrealized appreciation/
depreciation of investments	(19,992)	(753)	(46,137)	(15,503)
Increase (decrease) in net assets
from operations	(58,551)	(85,209)	(895,882)	(934,510)

Contract transactions
Net contract purchase payments	220,330	111,243	15,981,213	1,220,353
Transfer payments from (to) other
subaccounts or general account	307,698	139,878	(13,778,067)	542,646
Contract terminations, withdrawals,
and other deductions	(8,352)	(3,753)	(251,474)	(33,413)
Contract maintenance charges	(16,055)	(7,163)	(295,688)	(67,454)
Increase (decrease) in net assets
from contract transactions	503,621	240,205	1,655,984	1,662,132
Net increase (decrease) in net assets	445,070	154,996	760,102	727,622

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ 445,070	$ 154,996	$ 760,102	$ 727,622

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP International	ProFund VP Asia 30	ProFund VP Japan	ProFund VP Short NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$ 1,812	$ 2,911	$ 10,157	$ 7,978
Net realized capital gains (losses)
on investments	(129,050)	(225,502)	(40,713)	103,308
Net change in unrealized appreciation/
depreciation of investments	(118,865)	(260,813)	1,750	(19,694)
Increase (decrease) in net assets
from operations	(246,103)	(483,404)	(28,806)	91,592

Contract transactions
Net contract purchase payments	261,135	713,558	80,826	893,391
Transfer payments from (to) other
subaccounts or general account	409,510	448,911	11,950	309,482
Contract terminations, withdrawals,
and other deductions	(15,431)	(12,907)	(2,834)	(18,310)
Contract maintenance charges	(20,635)	(47,647)	(2,522)	(30,085)
Increase (decrease) in net assets
from contract transactions	634,579	1,101,915	87,420	1,154,478
Net increase (decrease) in net assets	388,476	618,511	58,614	1,246,070

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ 388,476	$ 618,511	$ 58,614	$ 1,246,070

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP U.S. Government Plus	ProFund VP Basic Materials	ProFund VP Financials	ProFund VP Precious Metals
	Subaccount	Subaccount	Subaccount	Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$ 4,026	$ (12,807)	$ 3,558	$ 52,942
Net realized capital gains (losses)
on investments	15,214	(930,863)	(259,649)	(1,483,769)
Net change in unrealized appreciation/
depreciation of investments	922,190	(528,822)	(164,079)	23,235
Increase (decrease) in net assets
from operations	941,430	(1,472,492)	(420,170)	(1,407,592)

Contract transactions
Net contract purchase payments	2,390,331	1,772,463	362,764	2,556,451
Transfer payments from (to) other
subaccounts or general account	1,024,157	557,061	669,688	1,260,436
Contract terminations, withdrawals,
and other deductions	(33,757)	(97,287)	(27,651)	(94,633)
Contract maintenance charges	(68,233)	(152,134)	(29,015)	(148,959)
Increase (decrease) in net assets
from contract transactions	3,312,498	2,080,103	975,786	3,573,295
Net increase (decrease) in net assets	4,253,928	607,611	555,616	2,165,703

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ 4,253,928	$ 607,611	$ 555,616	$ 2,165,703

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	ProFund VP Telecommunications	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount	Subaccount	Subaccount	Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$ 3,507	$ 5	$ (5,113)	$ (5,035)
Net realized capital gains (losses)
on investments	(442,528)	(180,794)	176,581	160,273
Net change in unrealized appreciation/
depreciation of investments	7,234	(71,831)	(341,719)	(190,184)
Increase (decrease) in net assets
from operations	(431,787)	(252,620)	(170,251)	(34,946)

Contract transactions
Net contract purchase payments	1,047,254	553,298	1,695,128	1,894,065
Transfer payments from (to) other
subaccounts or general account	(123,103)	512,731	237,574	66,744
Contract terminations, withdrawals,
and other deductions	(23,722)	(9,381)	(18,993)	(24,509)
Contract maintenance charges	(20,137)	(20,327)	(56,671)	(63,671)
Increase (decrease) in net assets
from contract transactions	880,292	1,036,321	1,857,038	1,872,629
Net increase (decrease) in net assets	448,505	783,701	1,686,787	1,837,683

Net assets:
Beginning of the period	-	-	-	-
End of the period	$ 448,505	$ 783,701	$ 1,686,787	$ 1,837,683

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Fidelity VIP Contrafund®		Fidelity VIP Equity-Income
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ (25,177)	$ (39,462)	$ 133,992	$ 91,384
Net realized capital gains (losses)
on investments	100,686	7,340,283	(280,058)	1,858,082
Net change in unrealized appreciation/
depreciation of investments	(10,806,864)	(3,538,425)	(5,265,445)	(1,827,880)
Increase (decrease) in net assets
from operations	(10,731,355)	3,762,396	(5,411,511)	121,586

Contract transactions
Net contract purchase payments	627,111	1,527,899	180,539	241,396
Transfer payments from (to) other
subaccounts or general account	(169,369)	(838,156)	(200,504)	(544,832)
Contract terminations, withdrawals,
and other deductions	(1,218,067)	(1,196,685)	(602,552)	(743,061)
Contract maintenance charges	(1,321,952)	(1,359,119)	(762,656)	(863,987)
Increase (decrease) in net assets
from contract transactions	(2,082,277)	(1,866,061)	(1,385,173)	(1,910,484)
Net increase (decrease) in net assets	(12,813,632)	1,896,335	(6,796,684)	(1,788,898)

Net assets:
Beginning of the period	26,091,850	24,195,515	13,414,208	15,203,106
End of the period	$ 13,278,218	$ 26,091,850	$ 6,617,524	$ 13,414,208

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007, Except as Noted

	Fidelity VIP Growth Opportunities		Fidelity VIP Index 500
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$ (34,484)	$ (44,754)	$ 97,409	$ 143,359
Net realized capital gains (losses)
on investments	274,183	390,535	15,323	210,055
Net change in unrealized appreciation/
depreciation of investments	(3,544,713)	535,763	(2,772,337)	(143,848)
Increase (decrease) in net assets
from operations	(3,305,014)	881,544	(2,659,605)	209,566

Contract transactions
Net contract purchase payments	-	1,318,595	1,752,153	1,978,623
Transfer payments from (to) other
subaccounts or general account	(631,938)	1,456,240	743,056	489,254
Contract terminations, withdrawals,
and other deductions	(280,053)	(239,908)	(143,275)	(311,258)
Contract maintenance charges	(384,366)	(352,921)	(635,184)	(577,399)
Increase (decrease) in net assets
from contract transactions	(1,296,357)	2,182,006	1,716,750	1,579,220
Net increase (decrease) in net assets	(4,601,371)	3,063,550	(942,855)	1,788,786

Net assets:
Beginning of the period	6,874,952	3,811,402	6,471,158	4,682,372
End of the period	$ 2,273,581	$ 6,874,952	$ 5,528,303	$ 6,471,158

See accompanying notes.

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

1.	Organization and Summary of Significant Accounting Policies

Organization

The WRL Series Life Account (the "Life Account") was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as ameneded. The Life Account encompasses the following tax-deferred variable life Contracts (the "Contracts") issued by WRL:

Class A:
WRL Freedom Builder
WRL Freedom Elite
WRL Freedom Equity Protector
WRL Freedom Wealth Protector
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
Class B:
WRL Freedom Xcelerator
Class C:
WRL For Life
Class E:
WRL Freedom Elite Builder

The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the "Portfolio") of a fund. The Life Account contains sixty-six funds (collectively referred to as the "Series Funds"). Each is registered as an open-ended managment investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

Transamerica JPMorgan Core Bond VP	Transamerica T. Rowe Price Equity Income VP
Transamerica Asset Allocation - Conservative VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Asset Allocation - Growth VP	Transamerica Templeton Global VP
Transamerica Asset Allocation - Moderate Growth VP	Transamerica Third Avenue Value VP
Transamerica Asset Allocation - Moderate VP	Transamerica Balanced VP
Transamerica International Moderate Growth VP	Transamerica Convertible Securities VP
Transamerica MFS International Equity VP	Transamerica Equity VP
Transamerica Capital Guardian US Equity VP	Transamerica Growth Opportunities VP
Transamerica Capital Guardian Value VP	Transamerica Money Market VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica Small/MidCap Value VP
Transamerica Federated Market Opportunity VP	Transamerica U.S. Government Securities VP
Transamerica Science & Technology VP	Transamerica Value Balanced VP
Transamerica JPMorgan Mid Cap Value VP	Transamerica Van Kampen Mid-Cap Growth VP
Transamerica JPMorgan Enhanced Index VP	Transamerica Index 50 VP
Transamerica Marsico Growth VP	Transamerica Index 75 VP
Transamerica BlackRock Large Cap Value VP
Transamerica MFS High Yield VP
Transamerica Munder Net50 VP
Transamerica PIMCO Total Return VP
Transamerica Legg Mason Partners All Cap VP

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

1.	Organization and Summary of Significant Accounting Policies (continued)

Life Account classes A, B, C and E invest in AEGON Transamerica Series Trust initial class shares.
Variable Insurance Products Fund-Service Class 2:
Fidelity VIP Contrafund®
Fidelity VIP Equity-Income
Fidelity VIP Growth Opportunities
Fidelity VIP Index 500
Profunds
ProFund VP Bull
ProFund VP Money Market
ProFund VP NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
Access VP High Yield
ProFund VP Europe 30
ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap
ProFund VP Utilities
ProFund VP Consumer Services
ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value
ProFund VP Falling US Dollar
ProFund VP Emerging Markets
ProFund VP International
ProFund VP Asia 30
ProFund VP Japan
ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus
ProFund VP Basic Materials
ProFund VP Financials
ProFund VP Precious Metals
ProFund VP Telecommunications
ProFund VP Mid-Cap
ProFund VP Short Emerging Markets
ProFund VP Short International

Each period reported on reflects a full twelve month period except as follows:
	Subaccount	Inception Date
	Transamerica Small/Mid Cap Value VP	May 1, 2004
	Fidelity VIP Index 500 Portfolio	May 1, 2004
	Transamerica International Moderate Growth VP	May 1, 2006
	ProFund VP Bull	June 12, 2006
	ProFund VP Money Market	June 12, 2006
	ProFund VP NASDAQ-100	June 12, 2006

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

1.	Organization and Summary of Significant Accounting Policies (continued)

Subaccount	Inception Date
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Small-Cap	June 12, 2006
Access VP High Yield	February 28, 2008
ProFund VP Europe 30	February 28, 2008
ProFund VP Oil & Gas	February 28, 2008
ProFund VP Ultra Small-Cap	February 28, 2008
ProFund VP Utilities	February 28, 2008
ProFund VP Consumer Services	February 28, 2008
ProFund VP Pharmaceuticals	February 28, 2008
ProFund VP Small-Cap Value	February 28, 2008
ProFund VP Falling US Dollar	February 28, 2008
ProFund VP Emerging Markets	February 28, 2008
ProFund VP International	February 28, 2008
ProFund VP Asia 30	February 28, 2008
ProFund VP Japan	February 28, 2008
ProFund VP Short NASDAQ-100	February 28, 2008
ProFund VP U.S. Government Plus	February 28, 2008
ProFund VP Basic Materials	February 28, 2008
ProFund VP Financials	February 28, 2008
ProFund VP Precious Metals	February 28, 2008
ProFund VP Telecommunications	February 28, 2008
ProFund VP Mid-Cap	February 28, 2008
ProFund VP Short Emerging Markets	February 28, 2008
ProFund VP Short International	February 28, 2008
Transamerica Index 50 VP	May 1, 2008
Transamerica Index 75 VP	May 1, 2008

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2008:
Portfolio	Formerly
Transamerica JPMorgan Core Bond VP	JPMorgan Core Bond
Transamerica Asset Allocation - Conservative VP	Asset Allocation - Conservative
Transamerica Asset Allocation - Growth VP	Asset Allocation - Growth
Transamerica Asset Allocation - Moderate Growth VP	Asset Allocation - Moderate Growth
Transamerica Asset Allocation - Moderate VP	Asset Allocation - Moderate
Transamerica International Moderate Growth VP	International Moderate Growth
Transamerica MFS International Equity VP	MFS International Equity
Transamerica Capital Guardian US Equity VP	Capital Guardian US Equity
Transamerica Capital Guardian Value VP	Capital Guardian Value
Transamerica Clarion Global Real Estate Securities VP	Clarion Global Real Estate Securities
Transamerica Federated Market Opportunity VP	Federated Market Opportunity
Transamerica Science & Technology VP	Transamerica Science & Technology
ProFund VP NASDAQ-100	June 12, 2006

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

1.	Organization and Summary of Significant Accounting Policies (continued)

	Portfolio	Formerly
	Transamerica JPMorgan Mid Cap Value VP	JPMorgan Mid Cap Value
	Transamerica JPMorgan Enhanced Index VP	JPMorgan Enhanced Index
	Transamerica Marsico Growth VP	Marsico Growth
	Transamerica BlackRock Large Cap Value VP	BlackRock Large Cap Value
	Transamerica MFS High Yield VP	MFS High Yield
	Transamerica Munder Net50 VP	Munder Net50
	Transamerica PIMCO Total Return VP	PIMCO Total Return
	Transamerica Legg Mason Partners All Cap VP	Legg Mason Partners All Cap
	Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Equity Income
	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Small Cap
	Transamerica Templeton Global VP	Templeton Transamerica Global
	Transamerica Third Avenue Value VP	Third Avenue Value
	Transamerica Balanced VP	Transamerica Balanced
	Transamerica Convertible Securities VP	Transamerica Convertible Securities
	Transamerica Equity VP	Transamerica Equity
	Transamerica Growth Opportunities VP	Transamerica Growth Opportunities
	Transamerica Money Market VP	Transamerica Money Market
	Transamerica Small/MidCap Value VP	Transamerica Small/MidCap Value
	Transamerica U.S. Government Securities VP	Transamerica U.S. Government Securities
	Transamerica Value Balanced VP	Transamerica Value Balanced
	Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Mid-Cap Growth

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2008.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the life account are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

Effective January 1, 2008 the Life Account adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The adoption did not have a material impact on the Life Account's Financial Statements. See Note 8 to the Financial Statements for additional disclosure.

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

2.	Investments

	The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:

		Purchases	Sales
	AEGON/Transamerica Series Fund, Inc.:
	Transamerica JPMorgan Core Bond VP	$ 18,451,701	$ 15,053,994
	Transamerica Asset Allocation - Conservative VP	28,561,368	7,832,432
	Transamerica Asset Allocation - Growth VP	82,739,115	36,692,967
	Transamerica Asset Allocation - Moderate Growth VP	66,577,461	39,080,660
	Transamerica Asset Allocation - Moderate VP	28,164,835	16,414,335
	Transamerica International Moderate Growth VP	5,562,000	2,278,281
	Transamerica MFS International Equity VP	8,492,810	10,682,207
	Transamerica Capital Guardian US Equity VP	1,017,959	193,965
	Transamerica Capital Guardian Value VP	863,322	705,942
	Transamerica Clarion Global Real Estate Securities VP	20,799,791	16,494,924
	Transamerica Federated Market Opportunity VP	11,977,813	17,054,737
	Transamerica Science & Technology VP	3,731,164	6,843,534
	Transamerica JPMorgan Mid Cap Value VP	1,520,635	2,972,896
	Transamerica JPMorgan Enhanced Index VP	744,173	670,168
	Transamerica Marsico Growth VP	3,733,347	5,194,429
	Transamerica BlackRock Large Cap Value VP	8,876,939	10,477,487
	Transamerica MFS High Yield VP	905,012	866,755
	Transamerica Munder Net50 VP	5,509,172	5,155,258
	Transamerica PIMCO Total Return VP	14,783,631	7,967,551
	Transamerica Legg Mason Partners All Cap VP	6,624,956	6,195,433
	Transamerica T. Rowe Price Equity Income VP	9,511,050	5,166,546
	Transamerica T. Rowe Price Small Cap VP	7,318,761	4,020,362
	Transamerica Templeton Global VP	6,410,047	27,950,543
	Transamerica Third Avenue Value VP	36,539,858	19,897,720
	Transamerica Balanced VP	1,623,549	2,126,451
	Transamerica Convertible Securities VP	4,092,779	3,014,777
	Transamerica Equity VP	38,490,247	85,567,265
	Transamerica Growth Opportunities VP	18,283,546	10,105,206
	Transamerica Money Market VP	73,970,157	27,780,301
	Transamerica Small/MidCap Value VP	9,944,591	4,760,107
	Transamerica U.S. Government Securities VP	22,551,407	3,431,195

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

2.	Investments (continued)
		Purchases	Sales
	Transamerica Value Balanced VP	$ 16,769,348	$ 18,318,996
	Transamerica Van Kampen Mid-Cap Growth VP	8,950,751	32,802,586
	Transamerica Index 50 VP	150,264	44,475
	Transamerica Index 75 VP	185,836	14,391
	Profunds
	ProFund VP Bull	15,647,971	15,509,697
	ProFund VP Money Market	142,547,394	134,329,909
	ProFund VP NASDAQ-100	11,470,713	20,947,987
	ProFund VP Short Small-Cap	67,046,842	64,144,721
	ProFund VP Small-Cap	26,264,708	26,243,313
	Access VP High Yield	31,250,246	20,509,044
	ProFund VP Europe 30	1,005,803	648,352
	ProFund VP Oil & Gas	14,272,822	10,384,514
	ProFund VP UltraSmall-Cap	52,896,116	52,456,235
	ProFund VP Utilities	4,833,249	4,228,062
	ProFund VP Consumer Services	280,949	128,003
	ProFund VP Pharmaceuticals	977,496	469,446
	ProFund VP Small-Cap Value	695,157	443,509
	ProFund VP Falling US Dollar	25,771,246	24,152,958
	ProFund VP Emerging Markets	9,231,389	7,568,475
	ProFund VP International	1,510,124	873,765
	ProFund VP Asia 30	2,437,298	1,235,839
	ProFund VP Japan	973,610	876,036
	ProFund VP Short NASDAQ-100	4,506,516	3,344,142
	ProFund VP U.S. Government Plus	4,119,355	803,074
	ProFund VP Basic Materials	12,301,300	10,234,101
	ProFund VP Financials	2,439,751	1,460,422
	ProFund VP Precious Metals	12,098,165	8,326,888
	ProFund VP Telecommunications	4,360,880	3,442,112
	ProFund VP Mid-Cap	1,916,033	879,717
	ProFund VP Short Emerging Markets	6,218,213	4,366,414
	ProFund VP Short International	3,254,913	1,387,357
	Variable Insurance Products Fund (VIP) - Service Class 2:
	Fidelity VIP Contrafund®	2,749,667	4,240,094
	Fidelity VIP Equity-Income	511,243	1,751,215
	Fidelity VIP Growth Opportunities	832,987	2,174,301
	Fidelity VIP Index 500	3,139,716	1,265,931

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding	HB	IF	II	IH	IG
	652	680	683	682	681
A summary of changes in equivalent accumulation units outstanding follows:	TB	UF	UI	UH	UG
	FB	FU	FX	FW	FV
	B7	R7	U7	T7	S7
	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Moderate VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	1,495,262	1,859,642	17,905,414	20,972,352	6,462,891
Units purchased	1,581,519	1,997,160	16,000,668	16,353,405	5,135,777
Units redeemed and
transferred	(1,574,246)	(1,834,556)	(13,110,457)	(14,231,998)	(4,694,883)
Units outstanding at
December 31, 2007	1,502,535	2,022,246	20,795,625	23,093,759	6,903,785
Units purchased	1,080,006	2,954,569	7,473,574	7,427,728	3,036,142
Units redeemed and
transferred	(1,010,534)	(1,611,871)	(8,285,822)	(8,573,968)	(3,183,429)
Units outstanding at
December 31, 2008	1,572,007	3,364,944	19,983,377	21,947,519	6,756,498

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	JT	HM	JC	IS	HP
	752	631	0	0	628
A summary of changes in equivalent accumulation units outstanding follows:	VT	X0	V8	US	TP
	GT	V0	V9	GD	FM
	X4	H7	X3	X2	J7
	Transamerica International Moderate Growth VP	Transamerica MFS International Equity VP	Transamerica Capital Guardian US Equity VP	Transamerica Capital Guardian Value VP	Transamerica Clarion Global Real Estate Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	199,220	4,545,134	125,341	329,825	3,092,917
Units purchased	1,039,286	5,493,346	19,152	113,866	3,418,883
Units redeemed and
transferred	(459,277)	(5,518,137)	(21,720)	(170,503)	(3,870,973)
Units outstanding at
December 31, 2007	779,229	4,520,343	122,773	273,188	2,640,827
Units purchased	907,217	956,094	66,189	72,844	691,468
Units redeemed and
transferred	(631,489)	(1,675,367)	(27,388)	(94,373)	(1,211,903)
Units outstanding at
December 31, 2008	1,054,957	3,801,070	161,574	251,659	2,120,392

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	HI	HZ	HW	IY	HQ
	643	622	616	0	610
A summary of changes in equivalent accumulation units outstanding follows:	TI	TZ	TW	UY	TQ
	FI	FT	0	GG	FN
	E7	Q7	0	X5	K7
	Transamerica Federated Market Opportunity VP	Transamerica Science & Technology VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica Marsico Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	3,472,419	2,515,412	1,072,445	124,431	1,422,393
Units purchased	2,919,178	707,767	715,248	92,694	1,529,607
Units redeemed and
transferred	(3,366,281)	994,358	(934,513)	(54,466)	(1,284,441)
Units outstanding at
December 31, 2007	3,025,316	4,217,537	853,180	162,659	1,667,559
Units purchased	1,236,394	1,904,366	17,068	52,678	650,810
Units redeemed and
transferred	(1,485,000)	(2,862,582)	(207,619)	(71,484)	(863,890)
Units outstanding at
December 31, 2008	2,776,710	3,259,321	662,629	143,853	1,454,479

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	HL	JA	HR	IJ	HU
	635	0	611	684	614
A summary of changes in equivalent accumulation units outstanding follows:	TL	VA	TR	UJ	TU
	FK	GH	FO	FY	FR
	G7	X1	L7	V7	O7
	Transamerica BlackRock Large Cap Value VP	Transamerica MFS High Yield VP	Transamerica Munder Net50 VP	Transamerica PIMCO Total Return VP	Transamerica Legg Mason Partners All Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	2,711,207	176,750	1,235,153	912,999	2,868,843
Units purchased	2,743,268	414,513	1,755,350	2,083,958	2,280,925
Units redeemed and
transferred	(2,923,739)	(489,155)	(1,629,742)	(1,936,591)	(2,492,784)
Units outstanding at
December 31, 2007	2,530,736	102,108	1,360,761	1,060,366	2,656,984
Units purchased	517,030	81,001	658,664	1,760,367	521,193
Units redeemed and
transferred	(867,699)	(88,419)	(937,320)	(1,318,922)	(874,926)
Units outstanding at
December 31, 2008	2,180,067	94,690	1,082,105	1,501,811	2,303,251

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	HS	HT	HD	HO	IK
	612	613	648	629	685
A summary of changes in equivalent accumulation units outstanding follows:	TS	TT	TD	TO	UK
	FP	FQ	GJ	FL	FZ
	M7	N7	C7	I7	W7
	Transamerica T. Rowe Price Equity Income VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Templeton Global VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	2,174,963	1,776,439	9,611,118	4,620,302	379,220
Units purchased	2,503,795	1,722,378	10,411,900	4,357,428	450,269
Units redeemed and
transferred	(2,496,356)	(1,771,218)	(10,828,543)	(4,695,968)	(389,374)
Units outstanding at
December 31, 2007	2,182,402	1,727,599	9,194,475	4,281,762	440,115
Units purchased	537,474	631,660	1,520,193	1,007,585	175,355
Units redeemed and
transferred	(817,988)	(716,090)	(2,443,319)	(1,610,565)	(252,751)
Units outstanding at
December 31, 2008	1,901,888	1,643,169	8,271,349	3,678,782	362,719

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	IL	IM	IO	HA	IT
	686	687	688	651	0
A summary of changes in equivalent accumulation units outstanding follows:	UL	UM	UO	TA	UT
	GA	GB	GC	FA	GE
	X7	Y7	Z7	A7	Y1
	Transamerica Convertible Securities VP	Transamerica Equity VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	203,694	60,255,025	4,058,333	2,564,345	741,989
Units purchased	336,239	58,374,762	4,086,336	6,468,906	940,173
Units redeemed and
transferred	(260,256)	(63,646,865)	(4,107,033)	(5,999,335)	(405,274)
Units outstanding at
December 31, 2007	279,677	54,982,922	4,037,636	3,033,916	1,276,888
Units purchased	287,731	8,468,270	1,009,736	6,147,354	919,671
Units redeemed and
transferred	(301,244)	(13,615,876)	(1,534,409)	(3,670,108)	(794,972)
Units outstanding at
December 31, 2008	266,164	49,835,316	3,512,963	5,511,162	1,401,587

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	IU	HJ	HF	Y3	Z1
	0	642	646	0	0
A summary of changes in equivalent accumulation units outstanding follows:	UU	TJ	TF	Y4	Z2
	GF	FJ	GK	Y9	Z5
	Y2	F7	D7	U8	U9
	Transamerica U.S. Government Securities VP	Transamerica Value Balanced VP	Transamerica Van Kampen Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2007	58,559	6,324,588	7,997,423	-	-
Units purchased	136,808	5,859,252	8,281,549	-	-
Units redeemed and
transferred	(78,039)	(6,339,822)	(8,630,693)	-	-
Units outstanding at
December 31, 2007	117,328	5,844,018	7,648,279	-	-
Units purchased	2,096,907	746,715	1,321,795	20,884	21,215
Units redeemed and
transferred	(518,698)	(1,487,945)	(2,068,491)	(7,806)	(1,950)
Units outstanding at
December 31, 2008	1,695,537	5,102,788	6,901,583	13,078	19,265

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	JU	JY	JV	JX	JW
	773	777	774	776	775
A summary of changes in equivalent accumulation units outstanding follows:	VU	VY	VV	VX	VW
	GU	GY	GL	GX	GW
	V6	Z6	W6	Y6	X6
	ProFund VP Bull	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	736,714	144,185	80,871	18,450	303,258
Units purchased	3,735,673	10,320,616	3,444,853	10,462,230	7,653,547
Units redeemed and
transferred	(4,372,638)	(7,933,653)	(2,569,679)	(10,326,065)	(7,796,442)
Units outstanding at
December 31, 2007	99,749	2,531,148	956,045	154,615	160,363
Units purchased	1,680,604	17,657,831	1,435,455	8,068,591	4,124,862
Units redeemed and
transferred	(1,661,415)	(16,872,833)	(2,188,397)	(7,812,213)	(4,085,247)
Units outstanding at
December 31, 2008	118,938	3,316,146	203,103	410,993	199,978

3. Accumulation Units Outstanding (continued)	A1	B1	C1	D1	E1
	0	0	0	0	0
A summary of changes in equivalent accumulation units outstanding follows:	A2	B2	C2	D2	E2
	A5	B5	C5	D5	E5
	W1	A6	B6	C6	D6
	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap	ProFund VP Utilities
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	-	-	-	-	-
Units redeemed and
transferred	-	-	-	-	-
Units outstanding at
December 31, 2007	-	-	-	-	-
Units purchased	3,336,212	124,323	1,687,256	7,335,651	517,263
Units redeemed and
transferred	(2,312,093)	(87,764)	(1,399,682)	(7,228,035)	(456,256)
Units outstanding at
December 31, 2008	1,024,119	36,559	287,574	107,616	61,007

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	F1	G1	H1	I1	J1
	0	0	0	0	0
A summary of changes in equivalent accumulation units outstanding follows:	F2	G2	H2	I2	J2
	F5	G5	H5	I5	J5
	E6	F6	G6	H6	I6
	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value	ProFund VP Falling US Dollar	ProFund VP Emerging Markets
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	-	-	-	-	-
Units redeemed and
transferred	-	-	-	-	-
Units outstanding at
December 31, 2007	-	-	-	-	-
Units purchased	38,037	121,806	89,030	2,755,007	1,210,714
Units redeemed and
transferred	(18,200)	(70,199)	(67,570)	(2,671,349)	(1,066,027)
Units outstanding at
December 31, 2008	19,837	51,607	21,460	83,658	144,687

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	K1	L1	M1	N1	O1
	0	0	0	0	0
A summary of changes in equivalent accumulation units outstanding follows:	K2	L2	M2	N2	O2
	K5	L5	M5	N5	O5
	J6	K6	L6	M6	N6
	ProFund VP International	ProFund VP Asia 30	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	-	-	-	-	-
Units redeemed and
transferred	-	-	-	-	-
Units outstanding at
December 31, 2007	-	-	-	-	-
Units purchased	191,549	376,084	111,246	537,935	459,410
Units redeemed and
transferred	(126,783)	(263,970)	(102,224)	(439,666)	(175,872)
Units outstanding at
December 31, 2008	64,766	112,114	9,022	98,269	283,538

3. Accumulation Units Outstanding (continued)	P1	Q1	R1	S1	T1
	0	0	0	0	0
A summary of changes in equivalent accumulation units outstanding follows:	P2	Q2	R2	S2	T2
	P5	Q5	R5	S5	T5
	O6	P6	Q6	R6	S6
	ProFund VP Basic Materials	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2007	-	-	-	-	-
Units purchased	-	-	-	-	-
Units redeemed and
transferred	-	-	-	-	-
Units outstanding at
December 31, 2007	-	-	-	-	-
Units purchased	1,426,984	375,194	1,737,640	440,032	264,057
Units redeemed and
transferred	(1,297,432)	(270,608)	(1,372,609)	(381,977)	(142,760)
Units outstanding at
December 31, 2008	129,552	104,586	365,031	58,055	121,297

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	U1	V1	XB	XC	XA
	0	0	624	625	623
A summary of changes in equivalent accumulation units outstanding follows:	U2	V2	0	0	0
	U5	V5	0	0	0
	T6	U6	0	0	0
	ProFund VP Short Emerging Markets	ProFund VP Short International	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2007	-	-	1,791,909	1,015,129	446,408
Units purchased	-	-	1,550,611	940,672	819,592
Units redeemed and
transferred	-	-	(1,680,296)	(1,063,370)	(604,918)
Units outstanding at
December 31, 2007	-	-	1,662,224	892,431	661,082
Units purchased	618,850	347,501	448,312	147,356	242,767
Units redeemed and
transferred	(490,438)	(203,829)	(621,148)	(262,986)	(412,133)
Units outstanding at
December 31, 2008	128,412	143,672	1,489,388	776,801	491,716

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

3. Accumulation Units Outstanding (continued)	JP
0
A summary of changes in equivalent accumulation units outstanding follows:	VP
GI
W2
Fidelity VIP Index 500
Subaccount
Units outstanding at
January 1, 2007	344,135
Units purchased	277,005
Units redeemed and
transferred	(163,383)
Units outstanding at
December 31, 2007	457,757
Units purchased	395,902
Units redeemed and
transferred	(221,662)
Units outstanding at
December 31, 2008	631,997

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica JPMorgan Core Bond VP
	12/31/2008	1,572,007	$11.37	to	$10.27	$ 50,786,352	4.47%	0.00%	to	1.50%	5.58%	to	2.72%
	12/31/2007	1,502,535	10.77	to	33.47	47,127,749	5.18	0.00	to	0.90	6.94	to	5.98
	12/31/2006	1,495,262	10.07	to	31.58	45,300,971	5.23	0.00	to	0.90	0.69	to	2.99
	12/31/2005	1,616,926	10.64	to	30.66	48,334,703	5.24	0.75	to	0.90	1.53	to	1.39
	12/31/2004	1,703,657	10.48	to	30.24	51,050,290	6.75	0.75	to	0.90	3.75	to	3.59
Transamerica Asset Allocation - Conservative VP
	12/31/2008	3,364,944	8.56	to	8.22	37,299,335	3.14	0.00	to	1.50	(21.18)	to	(17.75)
	12/31/2007	2,022,246	10.86	to	14.27	28,741,879	3.22	0.00	to	0.90	6.38	to	5.43
	12/31/2006	1,859,642	10.21	to	13.53	25,092,450	3.28	0.00	to	0.90	2.12	to	8.47
	12/31/2005	1,894,040	11.81	to	12.48	23,572,436	2.78	0.75	to	0.90	4.40	to	4.25
	12/31/2004	1,545,736	11.31	to	11.97	18,488,088	0.34	0.75	to	0.90	8.89	to	8.73
Transamerica Asset Allocation - Growth VP
	12/31/2008	19,983,377	6.79	to	6.88	194,363,564	2.92	0.00	to	1.50	(39.63)	to	(31.18)
	12/31/2007	20,795,625	11.25	to	16.22	337,873,349	2.30	0.00	to	0.90	7.76	to	6.79
	12/31/2006	17,905,414	10.44	to	15.19	272,418,228	0.96	0.00	to	0.90	4.36	to	14.59
	12/31/2005	13,233,464	13.36	to	13.25	175,590,028	0.49	0.75	to	0.90	11.40	to	11.24
	12/31/2004	9,183,811	11.99	to	11.91	109,457,913	0.09	0.75	to	0.90	13.33	to	13.16
Transamerica Asset Allocation - Moderate Growth VP
	12/31/2008	21,947,519	7.51	to	7.45	229,931,170	3.02	0.00	to	1.50	(32.76)	to	(25.47)
	12/31/2007	23,093,759	11.16	to	15.77	363,338,011	2.40	0.00	to	0.90	7.81	to	6.84
	12/31/2006	20,972,352	10.35	to	14.76	308,893,207	1.64	0.00	to	0.90	3.55	to	12.82
	12/31/2005	16,902,523	12.91	to	13.08	220,729,099	1.18	0.75	to	0.90	9.09	to	8.93
	12/31/2004	11,678,509	11.84	to	12.01	140,127,540	0.20	0.75	to	0.90	12.69	to	12.53

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica Asset Allocation - Moderate VP
	12/31/2008	6,756,498	8.23	to	7.93	74,201,260	3.46	0.00	to	1.50	(25.96)	to	(20.67)
	12/31/2007	6,903,785	11.12	to	15.06	103,347,293	3.01	0.00	to	0.90	7.96	to	6.99
	12/31/2006	6,462,891	10.30	to	14.08	90,505,789	2.68	0.00	to	0.90	3.01	to	10.49
	12/31/2005	5,643,157	12.30	to	12.74	71,608,709	1.89	0.75	to	0.90	6.64	to	6.49
	12/31/2004	4,444,247	11.54	to	11.96	53,053,473	0.27	0.75	to	0.90	10.56	to	10.40
Transamerica International Moderate Growth VP
	12/31/2008	1,054,957	7.29	to	7.04	7,472,170	2.39	0.00	to	1.50	(36.12)	to	(29.63)
	12/31/2007	779,229	11.42	to	11.17	8,709,877	1.27	0.00	to	0.90	8.69	to	7.72
	12/31/2006 (1)	199,220	10.50	to	10.37	2,065,761	-	0.00	to	0.90	5.04	to	3.67
Transamerica MFS International Equity VP
	12/31/2008	3,801,070	6.52	to	7.13	37,280,087	5.17	0.00	to	1.50	(34.78)	to	(28.70)
	12/31/2007	4,520,343	15.30	to	15.30	69,174,582	0.96	0.90	to	0.90	8.17	to	8.17
	12/31/2006	4,545,134	14.15	to	14.15	64,298,334	1.45	0.90	to	0.90	21.97	to	21.97
	12/31/2005	3,355,533	11.60	to	11.60	38,917,877	0.78	0.90	to	0.90	11.86	to	11.86
	12/31/2004	3,118,682	10.37	to	10.37	32,335,564	-	0.90	to	0.90	13.32	to	13.32
Transamerica Capital Guardian US Equity VP
	12/31/2008	161,574	6.17	to	6.98	1,281,713	2.72	0.00	to	1.50	(38.30)	to	(30.22)
	12/31/2007	122,773	13.46	to	13.46	1,652,054	0.72	0.90	to	0.90	(1.05)	to	(1.05)
	12/31/2006	125,341	13.60	to	13.60	1,704,480	0.54	0.90	to	0.90	9.13	to	9.13
	12/31/2005	123,344	12.46	to	12.46	1,537,037	0.56	0.90	to	0.90	5.36	to	5.36
	12/31/2004	117,501	11.83	to	11.83	1,389,717	0.29	0.90	to	0.90	8.79	to	8.79
Transamerica Capital Guardian Value VP
	12/31/2008	251,659	$5.83	to	$7.49	$ 2,109,260	6.94%	0.00%	to	1.50%	(39.52)%	to	(25.15)%
	12/31/2007	273,188	9.64	to	13.97	3,833,240	1.05	0.00	to	0.90	(6.28)	to	(7.12)
	12/31/2006	329,825	10.29	to	15.04	4,985,463	1.36	0.00	to	0.90	2.86	to	15.46
	12/31/2005	221,066	13.38	to	13.03	2,885,186	0.99	0.75	to	0.90	6.91	to	6.75
	12/31/2004	185,493	12.52	to	12.20	2,265,839	1.07	0.75	to	0.90	15.83	to	15.66

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica Clarion Global Real Estate Securities VP
	12/31/2008	2,120,392	5.80	to	6.64	35,802,121	6.51	0.00	to	1.50	(42.38)	to	(33.61)
	12/31/2007	2,640,827	10.07	to	30.40	78,152,720	6.51	0.00	to	0.90	(6.70)	to	(7.54)
	12/31/2006	3,092,917	10.80	to	32.88	99,559,341	1.41	0.00	to	0.90	7.96	to	41.01
	12/31/2005	2,346,482	16.20	to	23.32	54,171,885	1.67	0.75	to	0.90	12.63	to	12.46
	12/31/2004	2,253,014	14.38	to	20.74	46,575,701	2.15	0.75	to	0.90	31.87	to	31.67
Transamerica Federated Market Opportunity VP
	12/31/2008	2,776,710	9.63	to	8.98	76,620,436	4.63	0.00	to	1.50	(4.53)	to	(10.19)
	12/31/2007	3,025,316	10.09	to	32.50	90,239,892	3.71	0.00	to	0.90	(0.48)	to	(1.37)
	12/31/2006	3,472,419	10.14	to	32.96	107,177,707	1.66	0.00	to	0.90	1.38	to	1.84
	12/31/2005	3,758,586	12.15	to	32.36	116,589,152	2.27	0.75	to	0.90	4.18	to	4.03
	12/31/2004	3,738,868	11.67	to	31.11	115,142,865	2.74	0.75	to	0.90	8.39	to	8.23
Transamerica Science & Technology VP
	12/31/2008	3,259,321	7.03	to	6.39	9,450,617	-	0.00	to	1.50	(48.59)	to	(36.07)
	12/31/2007	4,217,537	13.68	to	5.48	23,965,610	-	0.00	to	0.90	32.75	to	31.56
	12/31/2006	2,515,412	10.31	to	4.17	10,615,667	-	0.00	to	0.90	3.07	to	0.11
	12/31/2005	2,830,782	11.25	to	4.16	11,885,836	0.42	0.75	to	0.90	1.30	to	1.15
	12/31/2004	3,284,550	11.10	to	4.11	13,578,433	-	0.75	to	0.90	7.25	to	7.10
Transamerica JPMorgan Mid Cap Value VP
	12/31/2008	662,629	9.87	to	11.78	7,801,733	1.39	0.75	to	0.90	(33.38)	to	(33.48)
	12/31/2007	853,180	14.82	to	17.71	15,098,211	0.97	0.75	to	0.90	2.06	to	1.91
	12/31/2006	1,072,445	14.52	to	17.38	18,616,424	0.80	0.75	to	0.90	16.37	to	16.20
	12/31/2005	1,489,231	12.48	to	14.96	22,237,578	0.22	0.75	to	0.90	8.34	to	8.18
	12/31/2004	1,335,977	11.52	to	13.83	18,459,737	0.04	0.75	to	0.90	0.00	to	13.56
Transamerica JPMorgan Enhanced Index VP
	12/31/2008	143,853	6.78	to	7.24	1,244,001	5.56	0.00	to	1.50	(37.35)	to	(27.64)
	12/31/2007	162,659	10.82	to	13.85	2,265,492	1.28	0.00	to	0.90	4.54	to	3.60
	12/31/2006	124,431	10.35	to	13.37	1,668,793	1.10	0.00	to	0.90	3.48	to	14.29
	12/31/2005	109,037	12.08	to	11.70	1,278,225	1.31	0.75	to	0.90	2.69	to	2.54
	12/31/2004	102,732	11.76	to	11.41	1,174,754	0.79	0.75	to	0.90	10.19	to	10.03

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica Marsico Growth VP
	12/31/2008	1,454,479	7.39	to	6.90	10,355,911	0.79	0.00	to	1.50	(40.95)	to	(31.00)
	12/31/2007	1,667,559	12.51	to	12.01	20,285,822	0.03	0.00	to	0.90	20.40	to	19.32
	12/31/2006	1,422,393	10.39	to	10.06	14,438,447	0.13	0.00	to	0.90	3.92	to	4.42
	12/31/2005	1,584,536	12.12	to	9.64	15,338,318	0.08	0.75	to	0.90	7.77	to	7.62
	12/31/2004	1,568,428	11.25	to	8.95	14,072,469	-	0.75	to	0.90	11.41	to	11.25
Transamerica BlackRock Large Cap Value VP
	12/31/2008	2,180,067	7.16	to	7.47	38,809,530	0.93	0.00	to	1.50	(33.89)	to	(25.29)
	12/31/2007	2,530,736	10.83	to	27.70	68,941,852	0.95	0.00	to	0.90	4.64	to	3.70
	12/31/2006	2,711,207	10.35	to	26.71	71,712,502	0.50	0.00	to	0.90	3.48	to	15.88
	12/31/2005	2,618,758	14.75	to	23.05	60,038,994	0.68	0.75	to	0.90	15.08	to	14.91
	12/31/2004	2,164,254	12.82	to	20.06	43,388,925	1.03	0.75	to	0.90	17.45	to	17.28
Transamerica MFS High Yield VP
	12/31/2008	94,690	$7.84	to	$7.58	$ 918,817	10.45%	0.00%	to	1.50%	(25.20)%	to	(24.19)%
	12/31/2007	102,108	10.48	to	13.28	1,336,203	5.62	0.00	to	0.90	1.85	to	0.94
	12/31/2006	176,750	10.29	to	13.16	2,297,300	11.44	0.00	to	0.90	2.93	to	9.96
	12/31/2005	120,203	11.38	to	11.97	1,430,539	6.75	0.75	to	0.90	1.05	to	0.91
	12/31/2004	30,333	11.26	to	11.86	357,424	4.56	0.75	to	0.90	8.95	to	8.81
Transamerica Munder Net50 VP
	12/31/2008	1,082,105	6.99	to	6.60	6,965,903	4.10	0.00	to	1.50	(43.53)	to	(34.04)
	12/31/2007	1,360,761	12.38	to	11.32	15,594,700	-	0.00	to	0.90	17.04	to	15.99
	12/31/2006	1,235,153	10.57	to	9.76	12,172,185	-	0.00	to	0.90	5.74	to	(0.89)
	12/31/2005	1,441,506	12.44	to	9.85	14,266,078	-	0.75	to	0.90	7.26	to	7.10
	12/31/2004	1,655,749	11.60	to	9.19	15,258,930	-	0.75	to	0.90	14.47	to	14.31
Transamerica PIMCO Total Return VP
	12/31/2008	1,501,811	10.64	to	9.72	18,475,521	6.05	0.00	to	1.50	(2.79)	to	(2.76)
	12/31/2007	1,060,366	10.94	to	12.85	13,571,965	2.52	0.00	to	0.90	8.95	to	7.97
	12/31/2006	912,999	10.05	to	11.91	10,849,149	3.78	0.00	to	0.90	0.46	to	3.28
	12/31/2005	1,100,536	10.68	to	11.53	12,666,656	1.95	0.75	to	0.90	1.57	to	1.42
	12/31/2004	905,243	10.51	to	11.37	10,272,817	1.54	0.75	to	0.90	3.71	to	3.56

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica Legg Mason Partners All Cap VP
	12/31/2008	2,303,251	6.74	to	7.19	24,086,757	2.08	0.00	to	1.50	(36.36)	to	(28.08)
	12/31/2007	2,656,984	10.59	to	16.66	44,097,690	1.32	0.00	to	0.90	1.04	to	0.13
	12/31/2006	2,868,843	10.48	to	16.63	47,616,609	1.00	0.00	to	0.90	4.84	to	17.50
	12/31/2005	3,199,406	11.90	to	14.16	45,229,482	0.60	0.75	to	0.90	3.30	to	3.15
	12/31/2004	3,632,195	11.52	to	13.72	49,799,331	0.23	0.75	to	0.90	8.32	to	8.16
Transamerica T. Rowe Price Equity Income VP
	12/31/2008	1,901,888	6.88	to	7.46	16,505,234	3.56	0.00	to	1.50	(35.97)	to	(25.37)
	12/31/2007	2,182,402	10.74	to	13.59	29,803,993	2.18	0.00	to	0.90	3.32	to	2.39
	12/31/2006	2,174,963	10.40	to	13.27	28,963,302	1.62	0.00	to	0.90	4.00	to	17.90
	12/31/2005	1,821,470	12.64	to	11.25	20,551,891	1.44	0.75	to	0.90	3.33	to	3.18
	12/31/2004	1,494,674	12.23	to	10.91	16,318,345	0.85	0.75	to	0.90	13.95	to	13.79
Transamerica T. Rowe Price Small Cap VP
	12/31/2008	1,643,169	7.10	to	6.82	13,944,419	1.72	0.00	to	1.50	(36.25)	to	(31.81)
	12/31/2007	1,727,599	11.14	to	13.39	23,180,179	-	0.00	to	0.90	9.61	to	8.63
	12/31/2006	1,776,439	10.17	to	12.33	21,921,541	-	0.00	to	0.90	1.67	to	2.67
	12/31/2005	2,719,220	12.42	to	12.01	32,674,271	-	0.75	to	0.90	9.79	to	9.63
	12/31/2004	2,141,030	11.31	to	10.95	23,455,627	-	0.75	to	0.90	9.54	to	9.38
Transamerica Templeton Global VP
	12/31/2008	8,271,349	6.76	to	6.63	153,798,351	1.91	0.00	to	1.50	(43.67)	to	(33.70)
	12/31/2007	9,194,475	12.01	to	33.70	306,677,582	1.54	0.00	to	0.90	15.25	to	14.21
	12/31/2006	9,611,118	10.42	to	29.51	282,192,209	1.27	0.00	to	0.90	4.21	to	17.73
	12/31/2005	10,257,628	12.31	to	25.07	256,622,724	1.05	0.75	to	0.90	6.67	to	6.51
	12/31/2004	11,153,731	11.54	to	23.53	262,308,294	-	0.75	to	0.90	8.25	to	8.09
Transamerica Third Avenue Value VP
	12/31/2008	3,678,782	6.19	to	6.65	61,758,740	5.00	0.00	to	1.50	(41.15)	to	(33.52)
	12/31/2007	4,281,762	10.52	to	29.87	123,946,756	3.90	0.00	to	0.90	1.20	to	0.29
	12/31/2006	4,620,302	10.40	to	29.78	134,550,407	0.80	0.00	to	0.90	3.99	to	15.04
	12/31/2005	4,469,405	15.33	to	25.89	114,190,150	0.55	0.75	to	0.90	17.92	to	17.75
	12/31/2004	3,748,044	13.00	to	21.99	82,119,637	0.66	0.75	to	0.90	23.87	to	23.69

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)
			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica Balanced VP
	12/31/2008	362,719	$7.81	to	$7.54	$ 3,708,306	1.79%	0.00%	to	1.50%	(32.40)%	to	(24.65)%
	12/31/2007	440,115	11.55	to	15.28	6,717,223	1.12	0.00	to	0.90	13.61	to	12.59
	12/31/2006	379,220	10.17	to	13.58	5,142,053	1.00	0.00	to	0.90	1.66	to	8.15
	12/31/2005	328,735	12.26	to	12.55	4,123,912	1.37	0.75	to	0.90	7.16	to	7.00
	12/31/2004	320,575	11.44	to	11.73	3,758,867	1.23	0.75	to	0.90	10.32	to	10.16
Transamerica Convertible Securities VP
	12/31/2008	266,164	7.69	to	6.90	2,793,827	5.78	0.00	to	1.50	(36.87)	to	(30.98)
	12/31/2007	279,677	12.19	to	16.94	4,705,341	1.85	0.00	to	0.90	18.63	to	17.57
	12/31/2006	203,694	10.27	to	14.41	2,910,028	1.55	0.00	to	0.90	2.74	to	9.91
	12/31/2005	194,922	11.90	to	13.11	2,542,542	2.24	0.75	to	0.90	3.11	to	2.96
	12/31/2004	211,280	11.54	to	12.74	2,668,990	1.92	0.75	to	0.90	12.33	to	12.17
Transamerica Equity VP
	12/31/2008	49,835,316	6.39	to	6.47	486,736,537	0.23	0.00	to	1.50	(46.00)	to	(35.27)
	12/31/2007	54,982,922	11.84	to	18.26	1,003,665,346	0.02	0.00	to	0.90	16.29	to	15.24
	12/31/2006	60,255,025	10.18	to	15.85	954,551,153	-	0.00	to	0.90	1.84	to	7.75
	12/31/2005	19,781,930	13.94	to	14.71	290,823,547	0.36	0.75	to	0.90	15.67	to	15.50
	12/31/2004	20,350,784	12.05	to	12.73	259,098,023	-	0.75	to	0.90	14.94	to	14.77
Transamerica Growth Opportunities VP
	12/31/2008	3,512,963	7.46	to	7.04	35,860,695	3.63	0.00	to	1.50	(40.90)	to	(29.61)
	12/31/2007	4,037,636	12.62	to	17.41	70,373,607	0.05	0.00	to	0.90	23.09	to	21.98
	12/31/2006	4,058,333	10.25	to	14.28	57,967,034	0.23	0.00	to	0.90	2.50	to	4.16
	12/31/2005	4,146,742	14.01	to	13.71	56,848,783	-	0.75	to	0.90	15.36	to	15.19
	12/31/2004	4,139,106	12.14	to	11.90	49,251,986	-	0.75	to	0.90	15.75	to	15.58
Transamerica Money Market VP
	12/31/2008	5,511,162	10.84	to	10.02	106,465,305	2.29	0.00	to	1.50	2.39	to	0.22
	12/31/2007	3,033,916	10.58	to	20.99	60,281,924	4.86	0.00	to	0.90	5.03	to	4.09
	12/31/2006	2,564,345	10.08	to	20.17	50,440,206	4.68	0.00	to	0.90	0.78	to	3.80
	12/31/2005	2,433,155	10.24	to	19.43	46,226,920	2.88	0.75	to	0.90	2.11	to	1.96
	12/31/2004	2,386,257	10.02	to	19.05	44,846,711	0.98	0.75	to	0.90	0.25	to	0.10

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)
			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Transamerica Small/MidCap Value VP
	12/31/2008	1,401,587	7.69	to	5.98	15,296,736	1.93	0.00	to	1.50	(40.87)	to	(40.25)
	12/31/2007	1,276,888	13.00	to	18.64	23,810,752	1.00	0.00	to	0.90	24.74	to	23.62
	12/31/2006	741,989	10.42	to	15.07	11,194,015	0.97	0.00	to	0.90	4.20	to	17.00
	12/31/2005	365,422	12.92	to	12.88	4,710,189	0.48	0.75	to	0.90	12.71	to	12.55
	12/31/2004 (1)	62,180	11.46	to	11.45	711,890	-	0.75	to	0.90	21.73	to	21.56
Transamerica U.S. Government Securities VP
	12/31/2008	1,695,537	11.46	to	10.47	21,286,906	2.86	0.00	to	1.50	7.66	to	4.69
	12/31/2007	117,328	10.64	to	11.91	1,376,520	4.45	0.00	to	0.90	6.05	to	5.10
	12/31/2006	58,559	10.03	to	11.34	662,140	3.52	0.00	to	0.90	0.34	to	2.35
	12/31/2005	78,026	10.50	to	11.08	862,890	3.81	0.75	to	0.90	1.47	to	1.32
	12/31/2004	51,200	10.35	to	10.93	553,600	3.64	0.75	to	0.90	2.52	to	2.37
Transamerica Value Balanced VP
	12/31/2008	5,102,788	7.65	to	7.52	91,467,937	4.68	0.00	to	1.50	(30.54)	to	(24.80)
	12/31/2007	5,844,018	11.01	to	26.13	152,246,049	2.54	0.00	to	0.90	6.72	to	5.76
	12/31/2006	6,324,588	10.32	to	24.71	155,972,878	2.55	0.00	to	0.90	3.20	to	14.24
	12/31/2005	6,898,186	11.97	to	21.63	149,052,652	2.60	0.75	to	0.90	5.80	to	5.64
	12/31/2004	7,584,776	11.31	to	20.47	155,232,534	1.44	0.75	to	0.90	9.14	to	8.98
Transamerica Van Kampen Mid-Cap Growth VP
	12/31/2008	6,901,583	$6.85	to	$6.14	$171,968,478	2.07%	0.00%	to	1.50%	(46.29)%	to	(38.60)%
	12/31/2007	7,648,279	12.76	to	47.36	358,556,956	-	0.00	to	0.90	22.53	to	21.43
	12/31/2006	7,997,423	10.41	to	39.00	310,555,164	-	0.00	to	0.90	4.10	to	8.93
	12/31/2005	8,766,841	11.45	to	35.81	313,235,641	0.09	0.75	to	0.90	6.75	to	6.59
	12/31/2004	9,381,782	10.73	to	33.59	314,876,463	-	0.75	to	0.90	6.34	to	6.18
Transamerica Index 50 VP
	12/31/2008 (1)	13,078	8.28	to	8.71	107,640	-	0.00	to	1.50	(17.20)	to	(12.93)
Transamerica Index 75 VP
	12/31/2008 (1)	19,265	7.31	to	7.85	139,984	-	0.00	to	1.50	(26.90)	to	(21.47)
ProFund VP Bull
	12/31/2008	118,938	6.65	to	7.16	863,897	-	0.00	to	1.50	(37.67)	to	(28.37)
	12/31/2007	99,749	10.67	to	11.75	1,172,564	0.21	0.00	to	0.90	3.55	to	2.62
	12/31/2006 (1)	736,714	10.31	to	11.45	8,437,699	0.07	0.00	to	0.90	3.09	to	14.52

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)
			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
ProFund VP Money Market
	12/31/2008	3,316,146	10.53	to	9.94	34,730,445	0.80	0.00	to	1.50	0.84	to	(0.57)
	12/31/2007	2,531,148	10.45	to	10.47	26,514,159	3.20	0.00	to	0.90	3.77	to	2.84
	12/31/2006 (1)	144,185	10.07	to	10.18	1,467,986	2.09	0.00	to	0.90	0.68	to	1.81
ProFund VP NASDAQ-100
	12/31/2008	203,103	6.86	to	6.59	1,543,465	-	0.00	to	1.50	(42.48)	to	(34.13)
	12/31/2007	956,045	11.92	to	13.33	12,749,323	-	0.00	to	0.90	17.62	to	16.57
	12/31/2006 (1)	80,871	10.13	to	11.43	924,473	-	0.00	to	0.90	1.34	to	14.31
ProFund VP Short Small-Cap
	12/31/2008	410,993	12.73	to	10.99	4,620,257	2.41	0.00	to	1.50	24.08	to	9.92
	12/31/2007	154,615	10.26	to	9.13	1,411,173	6.97	0.00	to	0.90	4.53	to	3.59
	12/31/2006 (1)	18,450	9.82	to	8.81	162,543	0.15	0.00	to	0.90	(1.82)	to	(11.90)
ProFund VP Small-Cap
	12/31/2008	199,978	6.47	to	7.30	1,396,212	0.20	0.00	to	1.50	(35.40)	to	(26.96)
	12/31/2007	160,363	10.01	to	10.90	1,748,012	0.23	0.00	to	0.90	(2.21)	to	(3.09)
	12/31/2006 (1)	303,258	10.24	to	11.25	3,410,298	-	0.00	to	0.90	2.39	to	12.45
Access VP High Yield
	12/31/2008 (1)	1,024,119	9.98	to	9.75	10,141,967	7.35	0.00	to	1.50	(0.23)	to	(2.47)
ProFund VP Europe 30
	12/31/2008 (1)	36,559	6.05	to	6.24	219,656	2.60	0.00	to	1.50	(39.47)	to	(37.62)
ProFund VP Oil & Gas
	12/31/2008 (1)	287,574	6.40	to	5.88	1,826,872	-	0.00	to	1.50	(36.01)	to	(41.24)
ProFund VP UltraSmall-Cap
	12/31/2008 (1)	107,616	4.05	to	4.62	432,263	0.70	0.00	to	1.50	(59.55)	to	(53.76)
ProFund VP Utilities
	12/31/2008 (1)	61,007	7.54	to	7.19	456,532	1.49	0.00	to	1.50	(24.62)	to	(28.14)
ProFund VP Consumer Services
	12/31/2008 (1)	19,837	7.11	to	7.88	140,060	-	0.00	to	1.50	(28.86)	to	(21.22)
ProFund VP Pharmaceuticals
	12/31/2008 (1)	51,607	8.69	to	9.20	445,070	2.58	0.00	to	1.50	(13.13)	to	(8.04)
ProFund VP Small-Cap Value
	12/31/2008 (1)	21,460	7.28	to	7.88	154,996	-	0.00	to	1.50	(27.25)	to	(21.24)

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)
			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
ProFund VP Falling US Dollar
	12/31/2008 (1)	83,658	$9.15	to	$8.91	$ 760,102	0.05%	0.00%	to	1.50%	(8.51)%	to	(10.88)%
ProFund VP Emerging Markets
	12/31/2008 (1)	144,687	5.07	to	5.64	727,622	0.75	0.00	to	1.50	(49.34)	to	(43.64)
ProFund VP International
	12/31/2008 (1)	64,766	6.04	to	6.47	388,476	1.25	0.00	to	1.50	(39.58)	to	(35.28)
ProFund VP Asia 30
	12/31/2008 (1)	112,114	5.56	to	6.46	618,511	1.21	0.00	to	1.50	(44.43)	to	(35.44)
ProFund VP Japan
	12/31/2008 (1)	9,022	6.54	to	6.71	58,614	18.13	0.00	to	1.50	(34.56)	to	(32.93)
ProFund VP Short NASDAQ-100
	12/31/2008 (1)	98,269	12.77	to	13.03	1,246,070	2.44	0.00	to	1.50	27.72	to	30.26
ProFund VP U.S. Government Plus
	12/31/2008 (1)	283,538	15.11	to	14.86	4,253,928	1.06	0.00	to	1.50	51.14	to	48.62
ProFund VP Basic Materials
	12/31/2008 (1)	129,552	4.72	to	4.76	607,611	0.21	0.00	to	1.50	(52.76)	to	(52.38)
ProFund VP Financials
	12/31/2008 (1)	104,586	5.35	to	6.81	555,616	1.56	0.00	to	1.50	(46.51)	to	(31.89)
ProFund VP Precious Metals
	12/31/2008 (1)	365,031	5.98	to	6.38	2,165,703	3.70	0.00	to	1.50	(40.24)	to	(36.21)
ProFund VP Telecommunications
	12/31/2008 (1)	58,055	7.78	to	8.22	448,505	1.66	0.00	to	1.50	(22.17)	to	(17.79)
ProFund VP Mid-Cap
	12/31/2008 (1)	121,297	6.51	to	6.75	783,701	0.70	0.00	to	1.50	(34.93)	to	(32.48)
ProFund VP Short Emerging Markets
	12/31/2008 (1)	128,412	13.23	to	12.21	1,686,787	0.08	0.00	to	1.50	32.34	to	22.07
ProFund VP Short International
	12/31/2008 (1)	143,672	12.88	to	11.97	1,837,683	0.05	0.00	to	1.50	28.85	to	19.73

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)
			Unit FairValue					Expense			Total Return
			Corresponding to				Investment	Ratio			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**			Expense Ratio***
Fidelity VIP Contrafund®
	12/31/2008	1,489,388	8.92	to	8.92	13,278,218	0.76	0.90	to	0.90	(43.20)	to	(43.20)
	12/31/2007	1,662,224	15.70	to	15.70	26,091,850	0.74	0.90	to	0.90	16.25	to	16.25
	12/31/2006	1,791,909	13.50	to	13.50	24,195,515	0.98	0.90	to	0.90	10.44	to	10.44
	12/31/2005	1,835,666	12.23	to	12.23	22,443,195	0.11	0.90	to	0.90	15.61	to	15.61
	12/31/2004	1,426,128	10.58	to	10.58	15,081,938	0.19	0.90	to	0.90	14.13	to	14.13
Fidelity VIP Equity-Income
	12/31/2008	776,801	8.52	to	8.52	6,617,524	2.18	0.90	to	0.90	(43.32)	to	(43.32)
	12/31/2007	892,431	15.03	to	15.03	13,414,208	1.52	0.90	to	0.90	0.36	to	0.36
	12/31/2006	1,015,129	14.98	to	14.98	15,203,106	3.03	0.90	to	0.90	18.86	to	18.86
	12/31/2005	905,391	12.60	to	12.60	11,407,858	1.54	0.90	to	0.90	4.63	to	4.63
	12/31/2004	1,044,759	12.04	to	12.04	12,581,219	1.36	0.90	to	0.90	10.24	to	10.24
Fidelity VIP Growth Opportunities
	12/31/2008	491,716	4.62	to	4.62	2,273,581	0.11	0.90	to	0.90	(55.54)	to	(55.54)
	12/31/2007	661,082	10.40	to	10.40	6,874,952	-	0.90	to	0.90	21.80	to	21.80
	12/31/2006	446,408	8.54	to	8.54	3,811,402	0.47	0.90	to	0.90	4.18	to	4.18
	12/31/2005	455,162	8.20	to	8.20	3,730,091	0.67	0.90	to	0.90	7.71	to	7.71
	12/31/2004	472,044	7.61	to	7.61	3,591,536	0.32	0.90	to	0.90	5.93	to	5.93
Fidelity VIP Index 500
	12/31/2008	631,997	$6.83	to	$7.19	$ 5,528,303	2.38%	0.00%	to	1.50%	(37.16)%	to	(28.13)%
	12/31/2007	457,757	10.86	to	13.56	6,471,158	3.39	0.00	to	0.90	5.18	to	4.24
	12/31/2006	344,135	10.33	to	13.01	4,682,372	1.24	0.00	to	0.90	3.27	to	14.41
	12/31/2005	187,457	12.04	to	11.37	2,223,179	0.96	0.75	to	0.90	3.78	to	3.63
	12/31/2004 (1)	49,601	11.60	to	10.98	560,487	0.18	0.75	to	0.90	9.52	to	14.53

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**These ratios represent the annualized contract expenses of the Life Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)

***These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated in the Organization and Summary of Significant Accounting Policies footnote and new expense ratios as follows:

Expense Ratio Inception Date
1.50% July 2, 2008

There are subaccounts that have total returns outside of the range indiciated above. The following is a list of the subaccounts and their corresponding total returns.

Subaccount	2008 Total Return Range
Transamerica Asset Allocation - Conservative VP	(21.89)% to (17.75)%
Transamerica Asset Allocation - Growth VP	(40.18)% to (31.18)%
Transamerica Asset Allocation - Moderate Growth VP	(33.37)% to (25.47)%
Transamerica Asset Allocation - Moderate VP	(26.63)% to (20.67)%
Transamerica International Moderate Growth VP	(36.69)% to (29.63)%
Transamerica MFS International Equity VP	(35.87)% to (28.70)%
Transamerica Capital Guardian US Equity VP	(40.90)% to (30.22)%
Transamerica Capital Guardian Value VP	(40.06)% to (25.15)%
Transamerica Clarion Global Real Estate Securities VP	(42.90)% to (33.61)%
Transamerica Science & Technology VP	(49.05)% to (36.07)%
Transamerica JPMorgan Enhanced Index VP	(37.91)% to (27.64)%
Transamerica Marsico Growth VP	(41.47)% to (31.00)%
Transamerica BlackRock Large Cap Value VP	(34.48)% to (25.29)%
Transamerica MFS High Yield VP	(25.87)% to (24.19)%
Transamerica Munder Net50 VP	(44.04)% to (34.04)%
Transamerica PIMCO Total Return VP	(3.66)% to (2.76)%
Transamerica Legg Mason Partners All Cap VP	(36.93)% to (28.08)%
Transamerica T. Rowe Price Equity Income VP	(36.54)% to (25.37)%
Transamerica T. Rowe Price Small Cap VP	(36.82)% to (31.81)%
Transamerica Templeton Global VP	(44.18)% to (33.70)%
Transamerica Third Avenue Value VP	(41.68)% to (33.52)%
Transamerica Balanced VP	(33.01)% to (24.65)%

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

4.	Financial Highlights (continued)

Subaccount	2008 Total Return Range
Transamerica Convertible Securities VP	(37.44)% to (30.98)%
Transamerica Equity VP	(46.49)% to (35.27)%
Transamerica Growth Opportunities VP	(41.44)% to (29.61)%
Transamerica Small/MidCap Value VP	(41.40)% to (40.25)%
Transamerica Value Balanced VP	(31.16)% to (24.80)%
Transamerica Van Kampen Mid-Cap Growth VP	(46.77)% to (38.60)%
Transamerica Index 50 VP	(17.70)% to (12.93)%
Transamerica Index 75 VP	(27.34)% to (21.47)%
ProFund VP Bull	(38.23)% to (28.37)%
ProFund VP NASDAQ-100	(43.00)% to (34.13)%
ProFund VP Small-Cap	(35.98)% to (26.96)%
ProFund VP Europe 30	(39.93)% to (37.62)%
ProFund VP UltraSmall-Cap	(59.86)% to (53.76)%
ProFund VP Consumer Services	(29.40)% to (21.22)%
ProFund VP Pharmaceuticals	(13.78)% to (8.04)%
ProFund VP Small-Cap Value	(27.80)% to (21.24)%
ProFund VP Emerging Markets	(49.72)% to (43.64)%
ProFund VP International	(40.03)% to (35.28)%
ProFund VP Asia 30	(44.35)% to (35.44)%
ProFund VP Japan	(35.05)% to (32.93)%
ProFund VP Short NASDAQ-100	26.76% to 30.26%
ProFund VP Basic Materials	(53.11)% to (52.38)%
ProFund VP Financials	(46.91)% to (31.89)%
ProFund VP Precious Metals	(40.69)% to (36.21)%
ProFund VP Telecommunications	(22.75)% to (17.79)%
ProFund VP Mid-Cap	(35.42)% to (32.48)%
Fidelity VIP Index 500	(37.72)% to (28.13)%

Western Reserve Life Assurance Co.
WRL Series Life Account
Notes to Financial Statements
December 31, 2008

5.	Administrative, Mortality, and Expense Risk Charge

Under some forms of the Contracts, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Contract, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with the issuance and administration of the Contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Taxes

Operations of the Life Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Life Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Life Account.

8.	Fair Value Measurements and Fair Value Hierarchy

SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Life Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in Mutual Funds included in the Statement of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (the Company) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2008. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company-s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company-s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company-s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2008 and 2007, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2008.

1
A member firm of Ernst & Young Global Limited

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, Western Reserve Life Assurance Co. of Ohio, with the permission of the Ohio Superintendent of Insurance, changed its policy for deferred income taxes at December 31, 2008.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 27, 2009

2
A member firm of Ernst & Young Global Limited

Western Reserve Life Assurance Co. of Ohio

Balance Sheets - Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2008	2007
Admitted assets
Cash and invested assets:
Bonds	$619,733	$696,849
Preferred stocks	4,545	4,673
Common stocks of affiliated entities (cost: 2008-$21,422 and 2007-$20,659)	26,092	24,397
Mortgage loans on real estate	12,754	24,493
Home office properties	37,806	38,574
Cash, cash equivalents and short-term investments	279,506	45,633
Policy loans	411,020	410,844
Invested asset receivable	25,399	-
Other invested assets	8,351	10,358

Total cash and invested assets	1,425,206	1,255,821

Net deferred income tax asset	76,045	30,879
Premiums deferred and uncollected	4,431	4,970
Reinsurance receivable	3,293	8,579
Federal income tax recoverable	75,192	-
Receivable from parent, subsidiaries and affiliates	81,614	16,005
Investment income due and accrued	7,577	7,722
Cash surrender value of life insurance policies	66,323	63,948
Due from broker	104,605	-
Other admitted assets	7,954	7,386
Separate account assets	6,275,403	10,373,595

Total admitted assets	$8,127,643	$11,768,905

3

	December 31
	2008	2007
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,113,616	$1,055,742
Annuity	621,785	596,029
Accident and health	39	-
Life policy and contract claim reserves	22,480	15,373
Liability for deposit-type contracts	14,520	16,119
Other policyholders- funds	43	50
Interest maintenance reserve	19,586	-
Remittances and items not allocated	6,916	9,202
Federal and foreign income taxes payable	-	973
Transfers to separate accounts due or accrued	(719,097)	(888,410)
Asset valuation reserve	4,380	7,096
Reinsurance in unauthorized companies	1,174	-
Funds held under coinsurance and other reinsurance treaties	121,095	16,541
Payable to affiliates	65,264	37,892
Amounts incurred under modified coinsurance agreements	35,317	3,607
Unearned investment income	10,551	10,472
Disbursement payable-contract termination	225,843	-
Other liabilities	28,636	25,921
Separate account liabilities	6,275,403	10,373,595

Total liabilities	7,847,551	11,280,202

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Aggregate write-ins for other than special surplus funds	45,322	-
Paid-in surplus	149,634	151,259
Unassigned surplus	82,636	334,944

Total capital and surplus	280,092	488,703

Total liabilities and capital and surplus	$8,127,643	$11,768,905

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

Statements of Operations - Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$574,562	$583,890	$582,936
Annuity	213,833	429,894	584,189
Accident and health	447	-	-
Net investment income	71,623	68,832	64,109
Amortization of interest maintenance reserve	(443)	(510)	(437)
Commissions and expense allowances on reinsurance ceded	(11,229)	11,826	9,385
Reserve adjustments on reinsurance ceded	1,982,087	10,216	8,451
Income from fees associated with investment management, administration and contract guarantees for separate accounts	113,994	137,410	128,081
Income earned on company owned life insurance	2,367	2,323	2,257
Income from administrative service agreement with affiliate	30,230	38,629	36,528
Other	6,616	6,130	5,320

	2,984,087	1,288,640	1,420,819
Benefits and expenses:
Benefits paid or provided for:
Life	83,678	74,138	65,610
Surrender benefits	1,124,340	1,206,556	1,047,578
Annuity benefits	46,871	49,912	47,275
Other benefits	1,860	1,564	2,587
Increase (decrease) in aggregate reserves for policies and contracts:
Life	57,874	69,337	34,451
Annuity	25,756	(40,543)	(56,276)
Accident and health	39	-	-

	1,340,418	1,360,964	1,141,225
Insurance expenses:
Commissions	162,635	174,497	167,682
General insurance expenses	110,328	111,553	101,204
Taxes, licenses and fees	17,089	20,455	16,459
Net transfers from separate accounts	(540,274)	(576,044)	(186,676)
Initial premium on Modco reinsurance transaction	2,006,918	-	-
Other expenses	1,086	947	1,274

	1,757,782	(268,592)	99,943

Total benefits and expenses	3,098,200	1,092,372	1,241,168

Gain (loss) from operations before dividends to policyholders, federal income tax (benefit) expense and net realized capital gains (losses) on investments	(114,113)	196,268	179,651
Dividends to policyholders	27	27	29

Gain (loss) from operations before federal income tax (benefit) expense and net realized capital gains (losses) on investments	(114,140)	196,241	179,622
Federal income tax (benefit) expense	(54,644)	61,963	67,978

Gain (loss) from operations before net realized capital gains (losses) on investments	(59,496)	134,278	111,644
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	368	(2,623)	345

Net (loss) income	$(59,128)	$131,655	$111,989

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus - Statutory Basis

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2006	$2,500	$-	$152,185	$236,764	$391,449
Net income	-	-	-	111,989	111,989
Change in net unrealized capital gains and losses	-	-	-	(43,656)	(43,656)
Change in non-admitted assets	-	-	-	(42,577)	(42,577)
Change in asset valuation reserve	-	-	-	7,027	7,027
Change in liability for reinsurance in unauthorized companies	-	-	-	259	259
Change in surplus in separate accounts	-	-	-	(141)	(141)
Change in net deferred income tax asset	-	-	-	24,874	24,874
Dividend to stockholder	-	-	-	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	-	-	-	1	1
Surplus effect of reinsurance transaction	-	-	-	(969)	(969)
Contributed surplus related to stock appreciation rights plans of indirect parent	-	-	(404)	-	(404)
Correction of prior year error	-	-	-	21,246	21,246

Balance at December 31, 2006	2,500	-	151,781	312,817	467,098
Net income	-	-	-	131,655	131,655
Change in net unrealized capital gains and losses	-	-	-	638	638
Change in non-admitted assets	-	-	-	(6,561)	(6,561)
Change in asset valuation reserve	-	-	-	(1,238)	(1,238)
Change in net deferred income tax asset	-	-	-	8,842	8,842
Dividend to stockholder	-	-	-	(110,000)	(110,000)
Surplus effect of reinsurance transaction	-	-	-	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plans of indirect parent	-	-	(522)	-	(522)

Balance at December 31, 2007	$2,500	$-	$151,259	$334,944	$488,703

6

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus - Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2007	$2,500	$-	$151,259	$334,944	$488,703
Net loss	-	-	-	(59,128)	(59,128)
Change in net unrealized capital gains and losses, net of tax	-	-	-	1,738	1,738
Change in non-admitted assets	-	-	-	7,856	7,856
Change in asset valuation reserve	-	-	-	2,716	2,716
Change in liability for reinsurance in unauthorized companies	-	-	-	(1,174)	(1,174)
Dividend to stockholder	-	-	-	(200,000)	(200,000)
Change in net deferred income tax asset	-	-	-	(7,619)	(7,619)
Surplus effect of reinsurance transaction	-	-	-	3,543	3,543
Increase in admitted deferred tax attributable to use of permitted practice	-	45,322	-	-	45,322
Correction of interest on taxes	-	-	-	(240)	(240)
Contributed surplus related to stock appreciation rights plans of indirect parent	-	-	(1,625)	-	(1,625)

Balance at December 31, 2008	$2,500	$45,322	$149,634	$82,636	$280,092

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow - Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Operating activities
Premiums collected, net of reinsurance	$789,337	$1,014,138	$1,167,315
Net investment income received	76,682	73,854	71,408
Miscellaneous income received	152,105	204,010	187,060
Benefit and loss related payments	(1,243,327)	(1,333,939)	(1,165,987)
Commissions, expenses paid and aggregate write-ins for deductions	(293,143)	(311,221)	(282,359)
Net transfers to separate accounts and protected cell amounts	709,586	619,060	191,125
Dividends paid to policyholders	(27)	(27)	(29)
Federal and foreign income taxes paid	(33,143)	(69,082)	(60,364)

Net cash provided by operating activities	158,070	196,793	108,169

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	331,923	393,160	513,300
Preferred stocks	-	-	3,020
Common stocks	-	-	8,144
Mortgage loans on real estate	11,740	1,058	988
Other invested assets	-	-	-
Miscellaneous proceeds	8,250	7	962

Total investment proceeds	351,913	394,225	526,414

Costs of investments acquired:
Bonds	(234,428)	(467,479)	(465,786)
Preferred stocks	-	-	(2,488)
Common stocks	(763)	(758)	(4,126)
Mortgage loans on real estate	-	-	(8,501)
Real estate	(122)	(36)	(39)
Other invested assets	(669)	(1,335)	(484)
Miscellaneous applications	(38)	(4,506)	-

Total cost of investments acquired	(236,020)	(474,114)	(481,424)
Net increase in policy loans	(176)	(66,063)	(44,319)

Net cost of investments acquired	(236,196)	(540,177)	(525,743)

Net cash provided by (used in) investing activities	115,717	(145,952)	671

8

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow - Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received (returned)	-	(18,791)	12,384
Net withdrawals on deposit-type contracts and other insurance liabilities	(1,973)	(835)	(5,334)
Dividends to stockholder	(200,000)	(110,000)	(2,000)
Funds held under reinsurance treaty with unauthorized reinsurers	104,554	446	(1,508)
Payable to affiliates	27,372	(3,370)	21,969
Other cash provided (applied)	30,133	15,035	(52,250)

Net cash used in financing and miscellaneous activities	(39,914)	(117,515)	(26,739)

Net increase (decrease) in cash, cash equivalents and short-term investments	233,873	(66,674)	82,101

Cash, cash equivalents and short-term investments:
Beginning of year	45,633	112,307	30,206

End of year	$279,506	$45,633	$112,307

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis

(Dollars in Thousands)

December 31, 2008

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, LLC (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company-s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company-s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers,

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

external fund managers and internal models. In 2008, the NAIC adopted a regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company-s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan-s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the -interest maintenance reserve- (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The -asset valuation reserve- (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company-s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Non-admitted Assets: Certain assets designated as -non-admitted-, principally the non-admitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. During 2008, the Company obtained permission from the state of Ohio to compute deferred income taxes using a permitted practice, which is discussed in detail in Note 2 - Prescribed and Permitted Statutory Accounting Practices.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

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1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries- equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

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1. Organization and Summary of Significant Accounting Policies (continued)

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other -admitted assets- are valued principally at cost.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2008, 2007 and 2006 net realized capital (losses) gains of $19,356, $(177) and $(2,235), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(443), $(510) and $(437), for the years ended December 31, 2008, 2007 and 2006, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $6, $13 and $20 has been excluded for the years ended December 31, 2008, 2007 and 2006, respectively, with respect to such practices.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners- Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners- Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners- Reserve Valuation Method.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners- Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company-s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $732,493, $910,067 and $1,092,584, in 2008, 2007 and 2006, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $113,994, $137,410 and $128,081, in 2008, 2007 and 2006, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company-s employees participate in various stock appreciation rights (SAR) plans issued by AEGON. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company-s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded a benefit of $1,628, $832 and $538 for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $3, $310 and $134 for years ended December 31, 2008, 2007 and 2006, respectively.

Recent Accounting Pronouncements

In November 2008, the NAIC issued SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments. This statement establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. Prior to SSAP No. 98, loan-backed and structured securities were evaluated for impairment based upon undiscounted cash flows in accordance with SSAP No. 43, Loan-backed and Structured Securities. SSAP No. 98 requires the use of the present value of the anticipated future cash flows for this purpose. This will result in increased other-than-temporary impairments (OTTI) for certain loan-backed and structured settlement securities. The Company adopted SSAP No. 98 on January 1, 2009. The adoption of this statement shall be accounted for prospectively and therefore there was no impact to the Company-s financials at December 31, 2008. As a result of the adoption, the Company expects to reduce unassigned surplus by $7,836 at January 1, 2009.

In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company-s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement shall be accounted for prospectively and therefore there was no impact to the Company-s financials at adoption.

Reclassifications

Certain reclassifications have been made to the 2007 and 2006 financial statements to conform to the 2008 presentation.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Beginning in 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed by the Insurance Department of the State of Ohio. The Insurance Department of the State of Ohio recognizes only statutory accounting practices prescribed or permitted by the State of Ohio for determining and reporting the financial condition and results of operation of an insurance company for determining its solvency under Ohio Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.

The Company, with the permission of the Ohio Superintendent of Insurance, determines the admitted amount of deferred income tax assets pursuant to Ohio Bulletin 2009-04. Bulletin 2009-04 increases the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10, Income Taxes, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expands the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%.

A reconciliation of the Company-s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Ohio is shown below :

	2008	2007	2006
Net Income (Loss), State of Ohio Basis	$(59,128)	$131,655	$111,989
State permitted practices (Income)	-	-	-

Net Income, NAIC SAP	$(59,128)	$131,655	$111,989

Statutory Surplus, State of Ohio Basis	$280,092	$488,703	$467,098
State permitted practices (Surplus)	(45,322)	-	-

Statutory Surplus, NAIC SAP	$234,770	$488,703	$467,098

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

3. Accounting Changes and Corrections of Errors

Effective January 1, 2008, the Company modified the way it recorded interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported a decrease in unassigned surplus of $240 as of January 1, 2008 related to this change.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Investment Contract Liabilities: Fair values for the Company-s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Fair values for the Company-s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company-s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company-s financial instruments:

	December 31
	2008		2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$279,506	$279,506	$45,633	$45,633
Bonds, other than affiliates	619,733	563,150	696,849	694,605
Preferred stocks, other than affiliates	4,545	3,580	4,673	4,646
Mortgage loans on real estate	12,754	11,545	24,493	24,249
Policy loans	411,020	411,020	410,844	410,844
Separate account assets	6,275,403	6,275,403	10,373,595	10,373,595

Liabilities
Investment contract liabilities	632,369	631,698	607,967	606,177
Deposit-type contracts	14,520	14,520	16,119	16,119
Separate account annuity liabilities	3,654,589	3,654,589	6,137,949	6,137,949

Included in the Company-s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the fair value disclosures.

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company-s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset-s or a liability-s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company-s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Financial assets and liabilities measured at fair value on a recurring basis

The following table provides information as of December 31, 2008 about the Company-s financial assets and liabilities measured at fair value on a recurring basis.

	2008
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investments (a)	$-	$271,302	$790	$272,092
Separate Account assets (b)	6,275,403	-	-	6,275,403

Total assets	$6,275,403	$271,302	$790	$6,547,495

(a)	Short-term investments are carried at amortized cost; which approximates fair value.
(b)	Separate Accounts assets are carried at the net asset value provided by the fund managers.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

During 2008, the Company reported the following assets in Level 3 on a recurring basis.

Short-term Investments
Balance at January 1, 2008	$2,199
Change in realized gains/losses included in net income	1,409

Balance at December 31, 2008	$790

Total gains/losses included in income attributable to instruments held at the reporting date	$1,409

25

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Assets measured at fair value on a non-recurring basis

During 2008, the Company reported the following assets at fair value on a non-recurring basis.

Description	December 31, 2008	Level 1	Level 2	Level 3	Total Gains/ (Losses)
Fixed maturities	$1,692	-	-	$1,692	-

Level 3 Financial Assets

The Company classifies certain broker quoted or impaired securities in Level 3. Fair values for the securities classified in Level 3 are at the lower of cost or market value.

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investments are classified as Level 3 due to the broker-s valuation process.

Investments, which have a designation of NAIC 6, are considered to be impaired. They are reported at the lower of cost or market, with gains/ (losses) included in net income.

26

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$97,307	$30,939	$-	$-	$128,246
State, municipal and other government	4,477	-	661	377	3,439
Public utilities	10,493	233	-	359	10,367
Industrial and miscellaneous	212,419	546	7,927	11,830	193,208
Mortgage and other asset-backed securities	295,037	1,120	46,570	21,697	227,890

	$619,733	$32,838	$55,158	$34,263	$563,150
Unaffiliated preferred stocks	4,545	-	832	133	3,580

	$624,278	$32,838	$55,990	$34,396	$566,730

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2007
Unaffiliated bonds:
United States Government and agencies	$152,325	$5,531	$-	$1	$157,855
State, municipal and other government	4,494	115	-	58	4,551
Public utilities	14,942	345	32	-	15,255
Industrial and miscellaneous	193,686	2,292	1,185	1,396	193,397
Mortgage and other asset-backed securities	331,402	1,787	3,673	5,969	323,547

	$696,849	$10,070	$4,890	$7,424	$694,605
Unaffiliated preferred stocks	4,673	60	76	11	4,646

	$701,522	$10,130	$4,966	$7,435	$699,251

27

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2008 and 2007, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 68 and 57 securities with a carrying amount of $202,928 and $181,439 and an unrealized loss of $55,990 and $4,966, with an average price of 72.4 and 97.3 (fair value/amortized cost). Of this portfolio, 88.42% and 97.43% were investment grade with associated unrealized losses of $43,441 and $4,645, respectively.

At December 31, 2008 and 2007, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 95 and 59 securities with a carrying amount of $219,972 and $181,236 and an unrealized loss of $34,396 and $7,435 with an average price of 84.4 and 95.9 (fair value/amortized cost). Of this portfolio, 91.71% and 93.47% were investment grade with associated unrealized losses of $30,889 and $7,145, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company-s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

At December 31, 2008, the Company-s asset-backed securities (ABS) credit card portfolio had a fair value $11,970 less than the carrying amount. The unrealized loss in the ABS credit card sector is primarily a function of decreased liquidity and increased credit spreads in the structured finance and financial institution market. While the credit card ABS portfolios with large subprime segments may be negatively impacted by the slowing domestic economy and housing market, there has been little rating migration of the bonds held by the Company. All of the ABS credit card bonds held by the Company are rated investment grade. The Company-s entire credit card portfolio has been stress tested. Results of these stress tests indicate that while downgrades within the portfolio may occur, all of the securities in an unrealized loss position in this portfolio are projecting payment in full. As there has been no impact to expected future cash flows, the Company does not consider the underlying investments to be impaired as of December 31, 2008.

28

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2008, the Company-s ABS housing portfolio had a fair value $17,144 less than the carrying amount. ABS Housing securities are secured by pools of residential mortgage loans primarily those which are categorized as sub-prime.

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy sub-prime mortgages directly. The Company-s exposure to sub-prime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company-s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it-s the second priority in terms of repayment. The Company does not have any -direct- residential mortgages to sub-prime borrowers outside of the ABS structures.

All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not our particular tranche or holding is at risk for payment interruption. Holdings are impaired to projected cash flows where loss events have taken place (or are projected to take place on structured securities) that would affect future cash flows on our particular tranche.

Sub-prime holdings fair values have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. Further impacting the unrealized losses is spread widening due to illiquidity as well as increased extension risk due to slower than expected prepayments. Despite the continued decline in the margin of safety on these securities during 2008, cash flow models indicate full recovery of principal and interest for each of the Company-s particular holdings in an unrealized loss position.

29

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2008 or 2007.

The actual cost, carrying amount and fair value of the Company-s sub-prime mortgage-backed ABS holdings at December 31, 2008 are $66,543, $66,514 and $49,487, respectively. As the remaining unrealized losses in the ABS housing portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company-s commercial mortgage-backed securities (CMBS) portfolio had a fair value $23,321 less than the carrying amount. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company-s CMBS includes conduit and single borrower mortgages.

All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities a CMBS asset specialist works closely with the Company-s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows.

All of the securities in an unrealized loss position are rated investment grade. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.

30

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The estimated fair values of bonds and preferred stocks with gross unrealized losses at December 31, 2008 and 2007 are as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2008

Unaffiliated bonds:
United States Government and agencies	$5	$-	$5
State, municipal and other government	1,240	2,200	3,440
Public utilities	-	8,318	8,318
Industrial and miscellaneous	40,345	110,783	151,128
Mortgage and other asset-backed securities	102,536	63,506	166,042

	144,126	184,807	328,933
Unaffiliated preferred stocks	2,811	769	3,580

	$146,937	$185,576	$332,513

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007

Unaffiliated bonds:
United States Government and agencies	$-	$823	$823
State, municipal and other government	-	1,851	1,851
Public utilities	4,963	-	4,963
Industrial and miscellaneous	61,784	48,785	110,569
Mortgage and other asset-backed securities	106,518	121,865	228,383

	173,265	173,324	346,589
Unaffiliated preferred stocks	3,207	477	3,684

	$176,472	$173,801	$350,273

31

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The carrying amount and fair value of bonds at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Value	Estimated Fair Value
Due in one year or less	$24,550	$24,569
Due after one year through five years	142,410	131,768
Due after five years through ten years	50,012	43,033
Due after ten years	107,724	135,890

	324,696	335,260
Mortgage and other asset-backed securities	295,037	227,890

	$619,733	$563,150

A detail of net investment income is presented below:

	Year Ended December 31
	2008	2007	2006
Income:
Bonds	$36,265	$32,953	$32,693
Preferred stocks	258	264	421
Common stocks of affiliated entities	8,085	6,160	10,010
Mortgage loans on real estate	1,705	1,501	1,183
Real estate	4,562	7,243	7,400
Policy loans	23,746	22,127	18,870
Cash, cash equivalents and short-term investments	4,194	9,852	-
Other invested assets	(2,677)	(2,995)	-
Other	2,534	492	2,279

Gross investment income	78,672	77,597	72,856
Less investment expenses	(7,049)	(8,765)	(8,747)

Net investment income	$71,623	$68,832	$64,109

Investment expenses include expenses for the occupancy of company-owned property of $3,949, $3,759 and $3,668 during 2008, 2007 and 2006, respectively, as well as depreciation expense on these properties of $890, $890 and $887, respectively.

32

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Proceeds from sales of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2008	2007	2006
Proceeds	$308,079	$372,675	$510,357

Gross realized gains	$35,518	$2,154	$1,685
Gross realized losses	(7,238)	(2,426)	(4,689)

Net realized capital gains (losses)	$28,280	$(272)	$(3,004)

The Company had gross realized losses of $4,739 in 2008 which relate to losses recognized on other than temporary declines in fair values of bonds. The Company did not have gross realized losses in 2007 or 2006 related to losses recognized on other than temporary declines in fair values of bonds.

At December 31, 2008, bonds with an aggregate carrying value of $3,823 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2008	2007	2006
Bonds	$23,541	$(272)	$(3,004)
Common stocks	-	-	(20)
Cash, cash equivalents, and short-term investments	(1,508)	(1,230)	-
Derivatives	9,756	(2,240)	(858)
Other invested assets	1	(164)	952

	31,790	(3,906)	(2,930)
Federal income tax effect	(12,066)	1,106	1,040
Transfer to (from) interest maintenance reserve	(19,356)	177	2,235

Net realized capital gains (losses) on investments	$368	$(2,623)	$345

33

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2008	2007	2006
Bonds	$(2,070)	$-	$-
Common stocks	932	638	(43,656)

Change in unrealized capital gains (losses)	$(1,138)	$638	$(43,656)

Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

	December 31
	2008	2007
Unrealized gains	$7,228	$6,212
Unrealized losses	(2,559)	(2,475)

Net unrealized gains	$4,669	$3,737

During 2008 and 2007, the Company did not issue any mortgage loans.

During 2008, 2007 and 2006, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2008, 2007 and 2006, the Company held a mortgage loan loss reserve in the asset valuation reserve of $61, $233 and $243, respectively.

At December 31, 2008, the Company had three LIHTC. The remaining years of unexpired tax credits ranged from three to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from seven to thirteen years. The amount of contingent equity commitments expected to be paid during the years 2009 to 2013 is $1,491. There were no impairment losses, write-downs or reclassifications during 2008 related to these credits.

At December 31, 2007, the Company had three LIHTC. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from eight to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2012 is $2,053. There were no impairment losses, write-downs, or reclassifications during 2007 related to any of these credits.

The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.

34

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $9,756, $(2,240) and $(858) for the years ended December 31, 2008, 2007 and 2006, respectively.

6. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2008	2007	2006
Direct premiums	$990,717	$1,084,449	$1,229,963
Reinsurance assumed-affiliated	3,730	3,853	2,382
Reinsurance ceded-affiliated	(170,903)	(48,572)	(43,611)
Reinsurance ceded-non-affiliated	(34,702)	(25,946)	(21,609)

Net premiums earned	$788,842	$1,013,784	$1,167,125

35

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $40,858, $37,977 and $34,248 during 2008, 2007 and 2006, respectively. At December 31, 2008 and 2007, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $19,752 and $14,863, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2008 and 2007 of $266,137 and $112,489, respectively. As of December 31, 2008 and 2007, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $224,853 and $75,817, respectively.

The net amount of the reduction in surplus at December 31, 2008 if all reinsurance agreements were cancelled is $8,307.

The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with Transamerica International Re (Bermuda) Ltd, an affiliate of the Company, to cede on a 100% quota share basis the net liabilities associated with certain of the Company-s variable annuity products on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $133,875, received consideration of $12,780 and established a funds withheld liability of $121,095. The pretax gain of $12,780 ($8,307 on a net of tax basis) has been reclassified to equity in accordance with SSAP 61, Life, Deposit-Type and Accident and Health Reinsurance. The Company ceded general account and separate account reserves on a modified coinsurance basis of $303,642 and $1,703,276, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction. At December 31, 2008, the Company holds collateral in the form of letters of credit of $95,000 from the assuming company.

Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit riders included in certain of its variable annuity contracts that were previously ceded to Transamerica International Re (Bermuda) Ltd., an affiliate, under a 2001 reinsurance agreement. The Company released a funds withheld liability of $14,716 associated with this business and paid recapture consideration of $36,703. Reserves recaptured included $71,423 of GMDB reserves and $1,927 of claim reserves. The resulting pretax loss of $95,337 was included in the Summary of Operations in accordance with SSAP 61. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $5,925 ($3,851 net of tax). Prior to this transaction, the Company had amortized $1,367 and $1,823 on a pre-tax basis ($889 and $1,185 on a net of tax basis) into earnings for 2008 and 2007, respectively, with a corresponding charge to unassigned surplus.

36

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61. For each of the years ended December 31, 2008 and 2007, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis. The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block. Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.

Letters of credit held for all unauthorized reinsurers as of December 31, 2008 and 2007 were $131,155 and $79,000, respectively.

37

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2008	2007
Deferred income tax assets:
Non-admitted assets	$5,587	$6,650
Partnerships	945	3,029
Tax basis deferred acquisition costs	92,162	93,168
Reserves	123,431	135,841
Unrealized capital losses	32	31
-807(f) assets	163	187
Deferred intercompany losses	2,800	744
Guaranty funds	926	926
Credit carryforwards	-	2,482
Miscellaneous accruals	4,212	3,814
Other	2,352	1,938

Total deferred income tax assets	232,610	248,810

Deferred income tax assets non-admitted	115,396	165,305

Admitted deferred income tax assets	117,214	83,505

Deferred income tax liabilities:
Partnerships	310	-
Real estate	27	27
-807(f) liabilities	39,919	52,151
Unrealized capital gains	213	243
Deferred intercompany gains	32	-
Other	668	205

Total deferred income tax liabilities	41,169	52,626

Net admitted deferred income tax asset	$76,045	$30,879

38

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The change in net deferred income tax assets is as follows:

	December 31
	2008	2007	Change
Total deferred income tax assets	$232,610	$248,810	$(16,200)
Total deferred income tax liabilities	41,169	52,626	11,457

Net deferred income tax asset	$191,441	$196,184	(4,743)

Tax effect of unrealized gains (losses)			(2,876)

Change in net deferred income tax			$(7,619)

	December 31
	2007	2006	Change
Total deferred income tax assets	$248,810	$250,068	$(1,258)
Total deferred income tax liabilities	52,626	62,726	10,100

Net deferred income tax asset	$196,184	$187,342	8,842

Tax effect of unrealized gains (losses)			-

Change in net deferred income tax			$8,842

Non-admitted deferred tax assets increased (decreased) $(49,909), $8,490 and $22,220 for 2008, 2007 and 2006, respectively.

39

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

As discussed in Note 2 Prescribed and Permitted Statutory Accounting Practices, the Company, with the permission of the Ohio Superintendent of Insurance, determines the admitted amount of deferred income tax assets pursuant to Ohio Bulletin 2009-04. The following charts outline the effect of this permitted practice on the Company-s financial statements:

		3 years		1 year		Change
18 e.	Gross DTAs at Enacted Tax Rate		$232,610		$232,610		$-
	Admitted Gross DTAs (paragraph 10 a.)	$30,723		$30,723		$-
	Admitted Gross DTAs (paragraph 10 b.)	45,322		-		45,322
	Admitted Gross DTAs (paragraph 10 c.)	41,169		41,169		-

	Total Admitted Gross DTAs	117,214	(117,214)	71,892	(71,892)	45,322	(45,322)

	Nonadmitted Gross DTAs		115,396		160,718		(45,322)
	Admitted DTA		117,214		71,892		45,322
	Gross DTL		(41,169)		(41,169)		-

	Net Admitted DTA		$76,045		$30,723		$45,322

18 f.	10 a.-Federal Income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year						$30,723
	10 b.i.-Gross DTAs, after application of 10a. expected to be realized within one year					$-
	10 b.ii.-10% of adjusted capital and surplus as shown on most recently filed statement					48,943
	Lesser of 10 b.i. or 10 b.ii.						-
	10 c.-Gross DTAs, after 10a. And 10b. That can be offset against gross DTLs						41 ,169

	Admitted Gross DTAs						71,892
	Gross DTLs						(41,169)

	Net Admitted DTAs						$30,723

10 d.ii.-If the reporting entity-s financial statements and risk-based capital (RBC) calculated using a DTA as the sum of 10 a., 10 b., 10 c. results in the Company-s risk-based capital level being above the maximum risk-based capital level where an action level could occur as a result of a trend test (i.e., 250% for life entities and 300% for property/casualty entities), then the reporting entity may admit a higher amount as calculated in paragraph 10 e.:

	Total adjusted capital using a DTA in accordance with 10 a., 10 b., and 10 c.						$239,472

	Authorized control level						44,224

	Total adjusted capital exceeds 250% of authorized control level, therefore DTA in accordance with 10 e. may be admitted.

	10 e.i.-Federal Income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year						30,723
	10 e.ii. (a)-Gross DTAs, after application of 10 e.i. expected to be realized within three years					$45,322
	10 e.ii. (b)-15% of adjusted capital and surplus as shown on most recently filed statement					73,414
	Lesser of 10 e.ii. (a) or 10 e.ii. (b)						45,322
	10 e.iii.-Gross DTAs, after 10 e.i. and 10 e.ii. that can be offset against gross DTLs						41,169

	Admitted Gross DTAs						117,214
	Gross DTLs						(41,169)

	Net Admitted DTAs						$76,045

40

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2008	2007	2006
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$(28,823)	$67,317	$61,842
Deferred acquisition costs-tax basis	(1,023)	(314)	327
Dividends received deduction	(7,490)	(8,946)	(11,099)
IMR amortization	155	179	153
Investment income items	2,196	97	(375)
Limited partnership book/tax difference	156	232	223
Prior year under accrual	657	192	1,647
Reinsurance transactions	1,240	(423)	(339)
Tax credits	(5,370)	(3,198)	(3,167)
Tax reserve valuation	(2,895)	6,380	17,750
Miscellaneous accruals	(629)	1,576	43
Non-deductible items	917	91	100
Depreciation	(50)	(56)	(178)
LOLI	(831)	(887)	(790)
Other	(788)	(1,383)	801

Federal income tax (benefit) expense on operations and capital gains (losses) on investments	(42,578)	60,857	66,938
Less tax expense (benefit) on capital gains (losses)	12,066	(1,106)	(1,040)

Total federal income tax (benefit) expense	$(54,644)	$61,963	$67,978

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2008	2007	2006
Federal income tax expense on operations and capital gains (losses) on investments	$(42,578)	$60,857	$66,938
Change in net deferred income taxes	(7,619)	8,842	24,874

Total statutory income tax (benefit) expense	$(34,959)	$52,015	$42,064

41

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written agreement. Under the terms of the agreement, allocations are based upon separate return calculations. The Company is entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company-s separately computed tax liability or the consolidated group-s tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company-s separately computed tax liability or the consolidated group-s tax liability in any carryback or carryforward year when so applied. Intercompany tax balances are settled within 30 days of payment to or filing with the Internal Revenue Service.

The Company did not incur income taxes during 2008, which will be available for recoupment in the event of future net losses. The Company incurred income taxes during 2007 and 2006 of $60,165 and $65,214, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2008 and 2007 is not material to the Company-s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company-s interest expense related to income taxes as of December 31, 2008 and 2007 was not material and the Company recorded no liability for penalties.

The Company-s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for 2005 and 2006. The 2007 tax return has been filed but no examination has commenced.

42

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes

A portion of the Company-s policy reserves and other policyholders- funds relate to liabilities established on a variety of the Company-s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2008		2007
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal with adjustment:
With market value adjustment	$32,391	1%	$20,695	0%
At book value less surrender charge of 5% or more	69,724	1	81,307	1
At fair value	3,696,287	83	6,164,883	91

Total with adjustment or at market value	3,798,402	85	6,266,885	92
At book value without adjustment (minimal or no charge or adjustment)	428,383	10	431,030	6
Not subject to discretionary withdrawal	235,131	5	92,330	2

Total annuity reserves and deposit liabilities	4,461,916	100%	6,790,245	100%

Less reinsurance ceded	165,616		35,260

Net annuity reserves and deposit liabilities	$4,296,300		$6,754,985

43

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2008	$-	$-	$-	$731,603	$731,603

Reserves for accounts with assets at fair value at December 31, 2008	$-	$-	$-	$5,556,306	$5,556,306

Reserves for separate accounts by withdrawal characteristics at December 31, 2008:
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	$-
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	-	-	5,556,306	5,556,306
At book value without market value adjustment and with current surrender charge of less than 5%	-	-	-	-	-

Subtotal	-	-	-	5,556,306	5,556,306
Not subject to discretionary withdrawal	-	-	-	-	-

Total separate account liabilities at December 31, 2008	$-	$-	$-	$5,556,306	$5,556,306

44

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$-	$-	$-	$909,554	$909,554

Reserves for accounts with assets at fair value at December 31, 2007	$-	$-	$-	$9,485,165	$9,485,165

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	$-
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	-	-	9,485,165	9,485,165
At book value without market value adjustment and with current surrender charge of less than 5%	-	-	-	-	-

Subtotal	-	-	-	9,485,165	9,485,165
Not subject to discretionary withdrawal	-	-	-	-	-

Total separate account liabilities at December 31, 2007	$-	$-	$-	$9,485,165	$9,485,165

45

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2008	2007	2006
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$732,493	$910,067	$1,092,584
Transfers from separate accounts	1,274,005	1,484,712	1,758,650

Net transfers from separate accounts	(541,512)	(574,645)	(666,066)
Other reconciling adjustments	1,238	(1,399)	215

Net transfers as reported in the summary of operations of the Company	$(540,274)	$(576,044)	$(665,851)

At December 31, 2008 and 2007, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2008	Guaranteed Minimum Income Benefit	$990,339	$104,921	$97,859
2007	Guaranteed Minimum Income Benefit	$1,633,606	$28,980	$4,250

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2008 and 2007, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2008	Guaranteed Minimum Death Benefit	$3,074,498	$193,360	$157,384
2007	Guaranteed Minimum Death Benefit	$6,291,420	$73,072	$35,260

46

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company-s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy-s paid-through date to the policy-s next anniversary date. At December 31, 2008 and 2007, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2008
Ordinary direct renewal business	$2,796	$1,625	$4,421
Ordinary new business	9	1	10

	$2,805	$1,626	$4,431

December 31, 2007
Ordinary direct renewal business	$3,046	$1,813	$4,859
Ordinary new business	262	(151)	111

	$3,308	$1,662	$4,970

At December 31, 2008 and 2007, the Company had insurance in force aggregating $3,644,366 and $2,170,424 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $22,357 and $15,281 to cover these deficiencies at December 31, 2008 and 2007, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

47

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company, AEGON. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2009, without the prior approval of insurance regulatory authorities, is $23,477.

On December 29, 2008 the Company paid a $200,000 common stock dividend to its parent company. Of this amount, $131,600 was considered an ordinary cash dividend and $68,400 was considered an extraordinary dividend. The Company received approval from the Ohio Department of Insurance to make the dividend payment. The Company paid ordinary common stock dividends of $110,000 and $2,000 to its parent on December 19, 2007 and September 8, 2006, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2008, the Company meets the RBC requirements.

10. Retirement and Compensation Plans

The Company-s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee-s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,444, $1,829 and $1,432 for 2008, 2007 and 2006, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

48

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

The Company-s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant-s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $793, $905 and $864 for 2008, 2007 and 2006, respectively.

AEGON sponsors supplemental retirement plans to provide the Company-s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee-s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company-s allocation of expense for these plans for 2008, 2007 and 2006 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $143, $179 and $147 for 2008, 2007 and 2006, respectively.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

49

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions (continued)

The Company is party to a Cost Sharing agreement between AEGON companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company-s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2008, 2007 and 2006, the Company paid $95,980, $106,392 and $94,305, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $30,230, $38,629 and $36,528 from this agreement during 2008, 2007 and 2006, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2008, 2007 and 2006, the Company received $95,867, $100,815 and $91,726, respectively, for such services, which approximates their cost.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2008, 2007 and 2006, the Company has a net amount of $(16,350), $21,887 and $9,683, respectively, due (from) to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2008, 2007 and 2006, the Company paid net interest of $924, $1,954 and $1,599, respectively, to affiliates.

At December 31, 2008, the Company did not hold any short-term notes receivable.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2008 and 2007, the cash surrender value of these policies was $66,323 and $63,948, respectively.

12. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company-s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management-s opinion that damages arising from such demands will not be material to the Company-s financial position or results of operations.

50

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

12. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company-s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,337 and $3,344 with no offsetting premium tax benefit at December 31, 2008 and 2007, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $36, $(22) and $36 for 2008, 2007 and 2006, respectively.

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007, securities in the amount of $158,452 were on loan under securities lending agreements. At December 31, 2007 the collateral the Company received from securities lending was in the form of cash. At December 31, 2008, there were no securities on loan under securities lending agreements.

The Company has contingent commitments of $1,491 and $2,053 as of December 31, 2008 and 2007, respectively, for LIHTC investments.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2008 and 2007 respectively, the Company pledged assets in the amount of $36,127 and $6,449 to satisfy the requirements of futures trading accounts.

51

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

13. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During the period January 1, 2006 through June 30, 2006, the Company sold $32,428 of agent balances without recourse to ADB Corporation, LLC, an affiliated entity. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus has retained such balances as non-admitted receivables. Agent receivables in the amount of $15,409, $18,673 and $20,261 were non-admitted as of December 31, 2008, 2007 and 2006, respectively.

52

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments - Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2008

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$97,307	$128,246	$97,307
States, municipalities and political subdivisions	54,143	55,007	54,143
Foreign governments	3,652	2,754	3,652
Public utilities	10,493	10,367	10,493
All other corporate bonds	454,138	366,776	454,138
Preferred stocks	4,545	3,580	4,545

Total fixed maturities	624,278	566,730	624,278

Mortgage loans on real estate	12,754		12,754
Real estate	37,806		37,806
Policy loans	411,020		411,020
Cash, cash equivalents and short-term investments	279,506		279,506
Other invested assets	8,351		8,351

Total investments	$1,373,715		$1,373,715

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

53

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2008
Individual life	$1,097,394	20,196	$574,634	$45,656	$370,010	$237,806
Group life	16,261	101	375	667	1,473	365
Annuity	621,785	2,183	213,833	25,300	968,935	1,519,611

	$1,735,440	$22,480	$788,842	$71,623	$1,340,418	$1,757,782

Year ended December 31, 2007
Individual life	$1,040,192	14,956	$583,844	$42,731	$304,367	$241,395
Group life	15,550	100	46	646	915	53
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)

	$1,651,771	$15,373	$1,013,784	$68,832	$1,360,964	$(268,592)

Year ended December 31, 2006
Individual life	$971,044	12,448	$582,703	$33,573	$727,802	$(178,400)
Group life	15,361	198	233	694	445	55
Annuity	636,572	238	584,189	29,842	892,153	(200,887)

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

54

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2008
Life insurance in force	$102,486,516	$54,034,032	$16,447,344	$64,899,828	25%

Premiums:
Individual life	$648,362	$77,458	$3,730	$574,634	1%
Group life	5,033	4,658	-	375	0%
Annuity	337,322	123,489	-	213,833	0%

	$990,717	$205,605	$3,730	$788,842	0%

Year ended December 31, 2007
Life insurance in force	$99,363,588	$48,566,371	$17,211,679	$68,008,896	25%

Premiums:
Individual life	$646,758	$66,766	$3,853	$583,845	1%
Group life	586	540	-	46	0%
Annuity	437,105	7,212	-	429,893	0%

	$1,084,449	$74,518	$3,853	$1,013,784	1%

Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	-	233	0%
Annuity	591,578	7,389	-	584,189	0%

	$1,229,963	$65,220	$2,382	$1,167,125	0%

55

PART C - OTHER INFORMATION

Item 26.                             Exhibits

       (a)     Resolution of the Board of Directors of Western Reserve establishing the separate account (1)

       (b)     Not Applicable

          (c)       Distribution of Policies

                            (i) Master Service and Distribution Compliance Agreement (2)

                           (ii) Amendment to Master Service and Distribution Compliance Agreement (3)

                          (iii) Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Second Amendment to Principal Underwriting Agreement (15)
(vii)	Third Amendment to Principal Underwriting Agreement (17)
(viii)	Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (23)
          (d)      Specimen Flexible Premium Variable Life Insurance Policy (27)

(i)	Endorsement (EL101) (3)

(ii)	Living Benefit Rider (5)

(iii)	Other Insured Rider (5)

(iv)	Primary Insured Rider and Primary Insured Rider Plus (5)

(v)	AccelPay Rider (Form ACCP) (an Accelerated Death Benefit Rider) (4)

(vi)	Associates Plan Variable Life Insurance Policy (VL96) (12)

                        (viii)Endorsement (EL114) (12)

          (e)     Application for Flexible Premium Variable Life Insurance Policy (27)

          (f)     (i)     Second Amended Articles of Incorporation of Western Reserve (2)

                  (ii)     Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (6)

                  (iii)     Amended Code of Regulations (By-Laws) of Western Reserve (2)

(g)	Reinsurance Contracts
(i)     Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (11)

(ii)     Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (11)

(h)          Participation Agreements

(i)     Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)

(ii)     Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund (8)

       (iii)      Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (9)

(iv) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)

(v)     Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund II (8)

               (vi)     Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II (9)

(vii)     Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)

(viii) Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund III (8)

(vix) Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund III (9)

(x)     Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (15)

(xi)     Fourth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated December 1, 2003 (16)

(xii)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (14)
(xiii)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (15)
(xiv)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (16)
(xv)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (17)
(xvi)	Participation Agreement Among ProFunds, Access One Trust, ProFunds Advisors LLC and Western Reserve dated June 6, 2006 (21)
(xvii)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (19)
(xviii)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (20)
(xix)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (20)
(xx)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated June 1, 2007 (23)
(xxi)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated August 30, 2007 (23)
(xxii)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (25)
(xxiii)	Amendment No. 27 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2006 (24)
(xxiv)	Amendment No. 28 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2007 (24)
                       (xxv) Amendment No. 29 to Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) dated May 1, 2008. (25)

(xxvi) Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated November 1, 2008 (26)

(xxvii)

Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (26)

(xxviii)	Amendment No. 33 to Participation Agreement between Transamerica Series Trust and Western Reserve dated May 1, 2009 (26)
(xxix)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2009 (26)
                                (xxx)      Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., W  estern Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (26)

(i)     Not Applicable

(j) Not Applicable

    (k) Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

(l) Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

      (m)     Sample Hypothetical Illustration (18)

      (n)     Other Opinions:

              (i)     Written Consent of Ernst & Young LLP

     (o)     Not Applicable

     (p)     Not Applicable

     (q)     Memorandum describing issuance, transfer and redemption procedures (10)

     (r)     Powers of Attorney (26)

                       Eric J. Martin

                              Brenda K. Clancy

                              Arthur C. Schneider

Charles T. Boswell

John R. Hunter

Tim L. Stonehocker

_____________________________________

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated February 28, 2002 (File No. 333-58322) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(7)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 21, 2001 (File No. 333-58322) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated February 10, 2003 (File No. 333-58322) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 22, 2003 (File No. 333-100993) and is incorporated herein by reference.
(14)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (Filed No. 333-107705) and is incorporated herein by reference.
(16)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated April 19, 2004 (File No. 333-58322) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(20)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.
(21)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated June 15, 2006 (File No. 333-135005) and is incorporated herein by reference.
(22)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 12, 2007 (File No. 333-135005) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File No. 333-144117) and is incorporated herein by reference.
(24)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration System dated June 28, 2007 and is incorporated herein by reference.
(25)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 11, 2008 (File No. 333-110315) and is incorporated herein by reference.
(26)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(27)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated June 27, 2008 (File No. 58322) and is incorporated herein by reference.

Item 27.     Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
M. Craig Fowler	(3)	Vice President and Treasurer
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

(3)	400 W. Market Street, Louisville, Kentucky 40202

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.

Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.--a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware

Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON  (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).

Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda

Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware

Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.

Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware

Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.

Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Retirement Project Oakmont	CA

General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.

Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company

To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa

676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC

Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member

Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member

Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 29.     Indemnification

     Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

     Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1)     A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)     A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)     Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)     Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)     To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)     Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)     By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)     If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)     By the shareholders;

(d)     By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)     Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)     The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)     A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)     The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)     As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)     The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)     To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)     Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)     Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)     The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)     As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

     (9)     The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

     Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.     Principal Underwriter

(a)     Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Separate Account VL A, Separate Account VUL-3 and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)     Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
Blake S. Bostwick	(2)	Chief Operations Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Blake S. Bostwick	(2)	Chief Operations Officer
Courtney John	(2)	Chief Compliance Officer and Vice President

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)     400 West Market Street, Louisville, KY 40202
(4)     570 Carillon Parkway, St. Petersburg, FL 33716
(5)     1111 North Charles Street, Baltimore, MD 21201

(c)     Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.		$0	$47,040,038	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.     Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at

570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.     Management Services

Not Applicable

Item 33.     Fee Representation

Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) hereby represents that the fees and charges deducted under the WRL Freedom Elite Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 20 day of April, 2009.

                              WRL SERIES LIFE ACCOUNT

                              (Registrant)

                                                                                                               By: /s/ Tim Stonehocker

Tim L. Stonehocker*/, Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

                             WESTERN RESERVE LIFE ASSURANCE

                             CO. OF OHIO

                             (Depositor)

                                                                                                               By: /s/ Tim Stonehocker

        Tim L. Stonehocker*/, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                              Title                                        Date

/s/ Tim Stonehocker                        Chairman of the Board              April 20, 2009

Tim L. Stonehocker */

/s/ Charles T. Boswell                     Director and Chief Executive     April 20, 2009
Charles T. Boswell */                     Officer

/s/ Brenda K. Clancy                        Director and President              April 20, 2009
Brenda K. Clancy */

/s/ Eric J. Martin                              Vice President and                    April 20, 2009
Eric J. Martin */                              Corporate Controller

/s/ John R. Hunter                            Director and Chief Financial      April 20, 2009
John R. Hunter */                           Officer

/s/ Arthur C. Schneider                     Director, Senior Vice President and      April 20, 2009
Arthur C. Schneider */          Chief Tax Officer

*/ /s/ Arthur D. Woods
Signed by Arthur D. Woods, Esq.

As Attorney in Fact pursuant to the Powers of Attorney filed herewith

Exhibit Index

Exhibit                             Description

No.                                    of Exhibit

  26(k)     Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities

26(l)     Opinion and Consent of Lorne Schinbein as to Actuarial Matters

                Pertaining to the Securities Being Registered

 26(n)(i)     Written Consent of Ernst & Young LLP